UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

PERRIGO COMPANY PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2025 ANNUAL GENERAL MEETING

NOTICE OF 2025 ANNUAL GENERAL MEETING

Thursday, May 1, 2025

8:30 a.m. (Irish Time)

The 2025 Annual General Meeting (“AGM”) of Shareholders of Perrigo Company plc (“Company” or “Perrigo”) will be held on Thursday, May 1, 2025, at 8:30 a.m. (Irish Time) at, 70 Sir John Rogerson's Quay, Grand Canal Dock, Dublin 2, D02 R296, Ireland.

Meeting Agenda:

1.
To elect, by separate resolutions, eleven director nominees to serve until the 2026 Annual General Meeting of Shareholders;
2.
To ratify, in a non-binding advisory vote, the appointment of Ernst & Young LLP as the Company’s independent auditor, and authorize, in a binding vote, the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor;
3.
To provide advisory approval of the Company’s executive compensation;
4.
To renew the Board’s authority to issue shares under Irish law;
5.
To renew the Board’s authority to opt-out of statutory pre-emption rights under Irish law;
6.
To approve an increase in the maximum number of directors who may be appointed to the Board;
7.
To approve amendments to the Company's Articles of Association; and
8.
To transact any other business that may properly come before the meeting.

Proposals 1 – 4 and 6 are ordinary resolutions requiring the approval of a simple majority of the votes cast at the meeting. Proposals 5 and 7 are special resolutions requiring the approval of not less than 75% of the votes cast. All proposals are more fully described in this Proxy Statement.

In addition to the above proposals, the business of the AGM shall include the consideration of the Company’s Irish Statutory Financial Statements for the fiscal year ended December 31, 2024, along with the related directors’ and auditor’s reports and a review of the Company’s affairs.

ADMISSION TO THE ANNUAL GENERAL MEETING

If you wish to attend the AGM, you must be a shareholder as of the record date, March 3, 2025. If you plan on attending the meeting, you may obtain admission tickets at the registration desk immediately prior to the meeting. Shareholders whose shares are registered in the name of a broker, bank or other nominee should bring proof or a certificate of ownership to the meeting.

Your vote is important. Please consider the issues presented in this Proxy Statement and vote your shares as soon as possible. To do so, you should promptly sign, date and return the enclosed proxy card or proxy voting instruction form or vote by telephone or Internet following the instructions on the proxy card or instruction form.

Notice of 2025 Annual General Meeting

A shareholder entitled to attend and vote at the AGM is entitled, using the form provided (or the form in section 184 of the Irish Companies Act 2014), to appoint one or more proxies to attend, speak and vote instead of him or her at the AGM. A proxy need not be a shareholder of record.

By order of the Board of Directors

Charles Atkinson

Executive Vice President, General Counsel

and Company Secretary

March 21, 2025

We are once again pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their shareholders over the Internet. This e-proxy process expedites shareholders’ receipt of proxy materials while reducing the costs and the environmental impact of our AGM. On or about March 21, 2025, we mailed to our beneficial owners and consenting shareholders of record a notice of internet availability of proxy materials containing instructions on how to access our proxy statement, Annual Report and Irish Statutory Financial Statements and how to vote online. All other shareholders will receive a paper copy of the proxy statement, proxy card, Annual Report and Irish Statutory Financial Statements by mail unless otherwise notified by us or our transfer agent.

The notice of internet availability contains instructions on how you can (i) receive a paper copy of the proxy statement, proxy card, Annual Report and Irish Statutory Financial Statements if you only received a notice by mail or (ii) elect to receive your proxy statement, Annual Report and Irish Statutory Financial Statements over the Internet if you received them by mail this year.

This Proxy Statement, the Annual Report on Form 10-K and Irish Statutory Financial Statements for the fiscal year ended December 31, 2024, are available at www.proxydocs.com/PRGO.

NOTICE OF 2025 ANNUAL GENERAL MEETING

Page
Proxy Summary	ii
Corporate Governance	1
Environmental, Social & Governance	6
Board of Directors and Committees	12
Certain Relationships and Related-Party Transactions	17
Director Compensation	18
Ownership of Perrigo Ordinary Shares	20
Delinquent Section 16(a) Reports	22
Executive Compensation	23
Compensation Discussion and Analysis	23
Our Named Executive Officers for 2024	24
2024 Say-on-Pay Voting Results	24
Best Compensation Governance and Practices	25
What Guides Our Executive Compensation Program	26
The Decision-Making Process	27
Annual Incentive Award Opportunities	29
2025 AIP Design	33
Long-Term Incentive Award Opportunities	33
LTIP and Pay-for-Performance	35
Currency-neutral Adjusted Operating Income used for PSUs (PSU OI)	35
Relative TSR PSUs (“rTSR PSUs”)	37
Other Policies, Practices and Guidelines	39
Summary Compensation Table	43
Grants of Plan-Based Awards for 2024	45
Outstanding Equity Awards at 2024 Year End	46
Option Exercises and Stock Vested in 2024	47
Non-Qualified Deferred Compensation in 2024	47
Potential Payments Upon Termination or Change in Control	49
Talent & Compensation Committee Report	56
Equity Compensation Plan Information	56
CEO Pay Ratio	57
Pay Versus Performance	58
Audit Committee Report	63
Proposals to be Voted on:
1. Election of Directors	64
2. Ratification, in a Non-Binding Advisory Vote, of the Appointment of Ernst & Young LLP as the Company’s Independent Auditor and Authorization, in a Binding Vote, of the Board of Directors, Acting Through the Audit Committee, to Fix the Remuneration of the Auditor	75
3. Advisory vote on the Company’s executive compensation	77
4. Renew the Board’s authority to issue shares under Irish law	78
5. Renew the Board’s authority to opt-out of statutory pre-emption rights under Irish law	79
6. To approve an increase in the maximum number of directors who may be appointed to the Board	81
7. Approve amendments to the Company's Articles of Association	82
Presentation of Irish Statutory Financial Statements	84
Annual Report on Form 10-K	85
Questions and Answers and Voting Information	86
Appendix A	90
Appendix B	95

The proxy statement, form of proxy and voting instructions are being mailed to shareholders starting on or about March 21, 2025.

Proxy Summary

Proxy Summary

Here are highlights of important information you will find in this proxy statement. As this is only a summary, we encourage you to review the complete proxy statement before you vote.

Our Annual General Meeting

Logistics

Date and Time May 1, 2025 at 8:30 a.m.	Location 70 Sir John Rogerson's Quay, Grand Central Dock Dublin 2, D02 R296, Ireland

Record Date March 3, 2025	Shareholders on the close of business on the record date may vote on all matters.

Proposals

Resolutions Proposed for Shareholder Vote	Board Vote Recommendation	Page Reference for Additional Details

1. Election of directors	FOR each nominee	64

2. Ratify, in a non-binding advisory vote, the appointment of Ernst & Young LLP as the Company’s independent auditor, and authorize, in a binding vote, the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor	FOR	75

3. Advisory vote on executive compensation	FOR	77

4. Renew the Board’s authority to issue shares under Irish law	FOR	78

5. Renew the Board’s authority to opt-out of statutory pre-emption rights under Irish law	FOR	79

6. To approve an increase in the maximum number of directors who may be appointed to the Board;	FOR	81

7. Approve amendments to the Company's Articles of Association	FOR	82

Governance

•
Annual director elections
•
10 of 11 director nominees are independent
•
All committee members are independent
•
Board of Directors is diverse in gender, ethnicity, experience and skills
•
Regular Board refreshment
•
Independent directors regularly meet in executive session

•
Separate independent Chair and Chief Executive Officer roles
•
Annual Board and committee assessments
•
Robust stock ownership guidelines
•
Majority voting for directors
•
No shareholder rights plan
•
Board level risk oversight
•
Anti-hedging and anti-pledging policies
•
Regular shareholder engagement

ii	PERRIGO • 2025 PROXY STATEMENT

Proxy Summary

Board Refreshment

The Nominating & Governance Committee ("NGC") recommends individuals as director nominees based on various criteria, including their business and professional background, integrity, diversity, understanding of our business, demonstrated ability to make independent analytical inquiries and the willingness and ability to devote the necessary time to Board and committee duties. A director’s qualifications in meeting these criteria are considered at least each time the director is recommended for Board membership. Should a new director be needed to satisfy specific criteria or to fill a vacancy, the NGC will initiate a search for potential director nominees, and it will seek input from other Board members, including the Chief Executive Officer ("CEO"), and Chairman of the Board, as well as any senior management or outside advisers assisting in identifying and evaluating candidates. The average tenure of our directors is approximately 5 years as of the date of the AGM.

The following have been recent refreshments made to our Board:

•
Patrick Lockwood-Taylor was appointed to the Board in July 2023
•
Julia M. Brown was appointed to the Board in November 2023
•
Jonas Samuelson was appointed to the Board in January 2025
•
We are proposing that Kevin Egan be appointed to the Board effective May 1, 2025

Executive Transition / Succession Planning

The Company is led by an Executive Leadership Team (“ELT”) which consists of the CEO and his direct reports. Perrigo and its Board of Directors have long-partnered on a robust ELT Talent Review and Succession planning process.

Since joining Perrigo in 2023, Patrick Lockwood-Taylor has continued his focus on ensuring we have the right leadership team in place for success. On May 20, 2024 Roberto Khoury was appointed, Executive Vice President and President, Consumer Self-Care International replacing Svend Andersen who stayed-on in an advisory capacity through the end of the year. David Ball was appointed on August 1, 2024 as Executive Vice President and Chief Brand and Digital Officer, a new role, and Charles Atkinson was appointed October 1, 2024 as Executive Vice President, General Counsel and Company Secretary replacing Todd Kingma. As of January 2025, Abbie Lennox also joined the Company as Executive Vice President and Chief Scientific Officer.

2024 Performance Update1

We made substantial progress on our strategy in 2024 by clearly defining our Enterprise Strategy, which outlines a tangible roadmap to drive performance and Total Shareholder Return ("TSR") on our journey to become 'One Perrigo’. We refined our Business Model to deliver a focused portfolio of solutions that delight consumers and, in partnership with our customers, improve access and accelerate category growth. Now, we are laser-focused on scaling more molecules, at more price points, to more consumers, in support of our Purpose: to make lives better through trusted health and wellness solutions, accessible to all.

We anchored our strategy around three clear steps:

1.
Stabilize: We made substantial progress stabilizing our operations in 2024 as our infant formula business is consistently producing quality assured reliable product and our U.S. store brand business is on track for growth in 2025.
2.
Streamline: We simplified our portfolio, structure, operating model, systems and supply chain by reducing our footprint of hundreds of small brands; our innovation by reducing from hundreds of small initiatives to larger scalable programs; and our structure, to accelerate decision-making and sharper execution.
3.
Strengthen: Looking ahead, we are prioritizing high-growth brands, amplifying R&D, bolstering capabilities and directing resources where they matter most.

PERRIGO • 2025 PROXY STATEMENT	iii

Proxy Summary

In addition to these strategic advancements, the Company achieved full-year adjusted EPS within its communicated guidance range, delivered mid-single-digit adjusted operating income growth and expanded adjusted operating margin, due in part to accretive initiatives and new products. These successes were achieved despite the evolving U.S. regulatory environment within the infant formula industry, which impacted our infant formula business during the year.

1.
See Appendix A for reconciliation of Adjusted (non-GAAP) to Reported (GAAP).

Other strategic and operational highlights include:

•
Launched our three-year plan to Consumerize, Simplify and Scale the Company, including 2025 to 2027 financial targets, at the Company’s Investor Day.
•
Launched and progressed ‘One Perrigo’ through the introduction of our North America Perrigo Business Services organization, the implementation of a central finance solution and the realignment of our finance and information technology organizations.
•
Instilled a disciplined approach to capital allocation, ensuring that our every dollar spent is aligned with long-term shareholder value creation.
•
'Project Energize' streamlining efforts achieved annual gross savings of $139 million in 2024 and the Company remains on track to achieve its annual gross savings target of $140 million to $170 million by the end of 2026.
•
Streamlined the Company's portfolio by divesting the HRA Pharma Rare Diseases business, the Australia Hospital and Specialty business and more than 65 brands in the Consumer Self-Care International business.
•
Achieved adjusted operating income synergies related to the HRA Pharma acquisition and fully captured an estimated $55 million in savings.
•
Progressed our Supply Chain Reinvention program and achieved $42 million in net benefits during the year.
•
Successfully refinanced approximately $1.1 billion to fund the redemption of all the Company's 4.375% Senior Notes Due 2026 and prepaid a portion of the Term B Loans outstanding under Perrigo's credit facilities.
•
During the fourth quarter of 2024, the Company fully repaid its $400 million 3.9% Senior Notes due December 2024.
•
Increased the Company’s quarterly dividend to $0.29 per share, or $1.16 per share on an annual basis, a 5% increase from the prior year. This dividend increase marks the 22nd consecutive year Perrigo has increased its dividend.

Financial highlights of fiscal year 2024 results from continuing operations include:

•
Reported net sales were $4.4 billion compared to $4.7 billion, due primarily to actions to augment and strengthen the infant formula business.
•
Adjusted operating income increased $35 million to $0.6 billion, higher by 6% compared to the prior year.
•
Adjusted operating margin of 13.9% expanded 160 basis points compared to the prior year.
•
Adjusted earnings per share of $2.57, compared to $2.58 in the prior year. Fiscal year 2024 adjusted diluted EPS included unfavorable year-over-year impacts of $0.26 from infant formula and $0.03 from currency translation. The prior year included favorable tax benefits of $0.18 per diluted share.
•
Operating cash flow was $363 million, leading to net cash from operating activities as a percentage to adjusted diluted net income of 102%, and ended the year with cash and cash equivalents(1) on the balance sheet of $559 million.
•
De-risked the balance sheet as net leverage to adjusted EBITDA decreased to 4.0x at the end of 2024, down from 4.5x at the prior year end.

iv	PERRIGO • 2025 PROXY STATEMENT

Proxy Summary

Executive Compensation

Executive Compensation Principles

As a Consumer Self-Care market leader, the Company is focused on our new corporate vision, purpose statement and blueprint to build 'One Perrigo'. Our ability to successfully execute our business strategies will depend in large part on continuing to have the right executive leadership team to guide Perrigo and ensure the long-term success of the company.

For this reason, our executive compensation program is designed to attract, inspire and retain the highest level of executive talent. Further, our programs are structured to closely align with our business objectives and commitment to shareholder value creation by having the vast majority of our executives' compensation being at risk, not guaranteed, and linked to performance in order to be realized.

What We Do	What We Do Not Do

Pay-for-Performance philosophy that emphasizes variable, at-risk, performance based, equitable pay	Permit hedging or pledging of Perrigo stock Provide significant perquisites
Directly align executive compensation with shareholder returns through long-term operational, financial and share price performance	Provide “single trigger” change in control cash severance benefits
Provide excise tax gross-up on any change in control payments
Mitigate risk by conducting independent annual risk assessments
Incorporate plan design features that cap maximum level of payouts, use multiple performance metrics and include claw back provisions

Have rigorous stock ownership guidelines

Use an independent compensation consultant

Regularly review annual share utilization and potential dilution from equity compensation plans

PERRIGO • 2025 PROXY STATEMENT	v

Proxy Summary

Program Design

•
The primary elements of executive compensation consist of base salary, annual incentive and long-term equity incentive compensation.
•
The vast majority (85% for our current CEO and 74%, on average, for our other Named Executive Officers or “NEOs”) of our ongoing target executive compensation opportunity is performance-based and/or at-risk (i.e., not guaranteed).
•
Compensation is weighted toward long-term equity awards rather than short-term cash compensation to directly align the interests of executive leadership and our shareholders.

2024 Compensation Highlights

•
For 2024, base salaries for all NEOs were held flat with the exception of Eduardo Bezerra whose role expanded with additional responsibility for Global Information Technology and Services (IT&S).
•
Overall, our performance fell short of our net sales, earnings, cash flow and gross margin targets in the Annual Incentive Plans or "AIP". Payouts are below 100% of target, varying based on individual performance multipliers.
•
The three-year cumulative payout for the 2022-2024 currency-neutral Adjusted Operating Income used for Performance Share Units (“PSU OI”) was 118% of target. Please see detailed explanation on page 37.
•
The three-year cumulative payout for the 2022-2024 Relative Total Shareholder Return Performance Share Units (“rTSR-PSUs”) was 0% of target.
•
In 2024, the Talent & Compensation Committee ("TCC") changed the design of the PSU OI component of our Long-Term Incentive Plan "("LTIP") to measure three-year cumulative Adjusted Operating Income, rather than measuring year-over-year growth over each of the three years in the performance period. The TCC maintained the LTIP grant-type mix, and in 2024, NEOs were granted annual LTIP awards allocated 50% to PSU OI earned based on achievement of three-year cumulative Adjusted Operating Income goals, 20% to rTSR-PSUs earned based on our relative Total Shareholder Return (“rTSR”) performance versus the constituents of the S&P 500 over three years, and 30% to Restricted Stock Units (“RSUs”) vesting over three years—meaning that 70% of our Executives’ Target Long-Term Incentive (“LTI”) compensation is subject to performance hurdles in order to vest.

vi	PERRIGO • 2025 PROXY STATEMENT

Proxy Summary

Questions and Answers and Voting Information

Please see the Questions and Answers and Voting Information section beginning on page 86 for important information about voting, the proxy materials and deadlines for submitting shareholder proposals and director nominees for the 2026 Annual General Meeting of Shareholders. Additional questions may be directed to Perrigo Company plc, Attn: General Counsel, Sharp Building, Hogan Place, Dublin 2, D02 TY74, Ireland or GeneralMeeting@perrigo.com.

PERRIGO • 2025 PROXY STATEMENT	vii

Corporate Governance

Corporate Governance

General

We manage our business under the direction of our Board of Directors. The CEO is a member of, and reports directly to, our Board, and members of our ELT regularly advise our Board on those business segments for which each executive has management responsibility. Our Board is kept informed through discussions with our CEO and other officers by reviewing materials provided to them, by visiting our facilities and by participating in Board and committee meetings.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that are available on our website (www.Perrigo.com) under the heading Investors – Corporate Governance – Governance Guidelines. The Board may amend these guidelines from time to time. We will mail a copy of these guidelines to any shareholder upon written request to our Company Secretary, Charles Atkinson, at Sharp Building, Hogan Place, Dublin 2, D02 TY74, Ireland or by email at GeneralMeeting@perrigo.com. As part of our ongoing commitment to corporate governance, we periodically review our corporate governance policies and practices for compliance with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of both the U.S. Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”).

Code of Conduct

Our Code of Conduct acknowledges that a reputation for ethical, moral and legal business conduct is one of Perrigo’s most valuable assets. In addition to acknowledging special ethical and legal obligations for financial reporting, the Code of Conduct requires that our employees, officers and directors comply with laws and other legal requirements, adhere to our policies and procedures, avoid conflicts of interest, protect corporate opportunities and confidential information, conduct business in an honest and ethical manner and otherwise act with integrity and in Perrigo’s best interest. Our Code of Conduct is available on our website (www.Perrigo.com) under the heading – Corporate Responsibility - Policies & Practices – Code of Conduct, and we will promptly post any amendments to or waivers of the Code of Conduct on our website. We will mail a copy of our Code of Conduct to any shareholder upon request to our Company Secretary, Charles Atkinson, at Sharp Building, Hogan Place, Dublin 2, D02 TY74, Ireland, or at GeneralMeeting@perrigo.com.

Director Independence

Our Corporate Governance Guidelines provide that a substantial majority of our directors should meet NYSE independence requirements. A director will not be considered independent unless the Board of Directors determines that the director meets the NYSE independence requirements and has no relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based on its most recent annual review of director independence, the Board of Directors has determined that ten of our eleven director nominees are independent, including Bradley A. Alford, Orlando D. Ashford, Julia M. Brown, Kevin Egan, Adriana Karaboutis, Jeffrey B. Kindler, Albert A. Manzone, Donal O’Connor, Geoffrey M. Parker and Jonas Samuelson as well as current director, Katherine C. Doyle, who is not standing for re-election. Patrick Lockwood-Taylor is not independent under these standards because he is currently serving as an officer of Perrigo.

In making its independence determination, the Board of Directors has broadly considered all relevant facts and circumstances and concluded that there are no material relationships that would impair these directors’ independence.

PERRIGO • 2025 PROXY STATEMENT	1

Corporate Governance

Board Oversight of Risk

While management is responsible for day-to-day risk management, the Board of Directors is responsible for the overall risk oversight, including cybersecurity and Environmental, Social and Governance (“ESG”) risks, and the Audit Committee is responsible for the overall framework for the risk assessment and enterprise risk management (“ERM”) process for the Company. The Board’s committees take the lead in discrete areas of risk oversight when appropriate. For example, the Audit Committee is primarily responsible for risk oversight relating to financial statements; the TCC is primarily responsible for risk oversight relating to executive compensation and the Company’s compensation policies and practices, along with corporate culture; and the NGC is primarily responsible for risk oversight relating to corporate governance and cybersecurity, along with sustainability and environmental matters. These committees report to the Board of Directors on risk management matters.

Management periodically presents to the Board of Directors its view of the major risks facing the Company, which may include a dedicated ERM presentation. Matters such as risk appetite and management of risk are also discussed at this meeting. In addition, risk is regularly addressed in a wide range of Board discussions, including those related to segment or business unit activities, specific corporate functions (such as treasury, intellectual property, capital allocation and taxation matters), acquisitions, divestitures and consideration of other extraordinary transactions. As part of these discussions, our directors ask questions, offer insights and challenge management to continually improve its risk assessment and management of identified risks. Additionally, independent directors have the opportunity to meet in executive sessions with management and compliance leaders. The Board has full access to management as well as the ability to engage advisors to assist the Board in its risk oversight role.

The following chart provides a summary overview of key areas of risk oversight for the Board and management.

Board of Directors
Oversees Major Risks
Strategic and Competitiveness – Financial – Brand and Reputational – Legal and Regulatory
Operational – Cybersecurity – ESG – Organizational Succession Planning

2	PERRIGO • 2025 PROXY STATEMENT

Corporate Governance

Management

Key Risk Responsibilities

• Business units identify and manage business risks	• Central functions design risk framework, including setting boundaries and monitoring risk appetite	• Internal Audit provides independent assurance on design and effectiveness of internal controls and governance practices

Board Leadership

Our governance documents provide the Board with flexibility to select the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s shareholders.

Our current leadership structure consists of a separate Chairman of the Board and CEO, and strong, active independent directors. The Board believes that the Company and its shareholders are well-served by this leadership structure at this time. In addition, having three independent Board Committees chaired by independent directors provides a formal structure for strong, independent oversight of the President and CEO and the rest of the Company’s management team.

Chairman of the Board

We have had a separate, independent Chairman of the Board since 2016, and Mr. Ashford has held the position since May 2022. The role of the Chairman includes:

•
presiding at all Board meetings, including executive sessions of the independent directors;
•
serving as a liaison between the CEO and the independent directors, including being responsible for communicating with the CEO regarding CEO performance evaluations and providing feedback from the independent director sessions;
•
having the authority to call meetings of the independent directors; and
•
approving Board meeting agendas and schedules to assure there is sufficient time for discussion of all agenda items.

The Chairman is selected from those Perrigo directors who are independent and who have not been a former executive officer of Perrigo. The Chairman position is for an initial term of three years, subject to annual reviews by our NGC, annual re-election of that director at the intervening Annual General Meetings and an annual appointment by the independent directors.

Shareholder Engagement

We believe that ongoing, transparent communication with our shareholders is critical to our long-term success. We have a robust shareholder engagement program, and we maintain active, year-round communication with our shareholders and prospective shareholders through a number of forums, including quarterly earnings presentations, investor conferences, securities filings, phone calls, correspondence and individual meetings. These meetings enable two-way dialogue between our shareholders and the Company and provide a forum for our leadership to listen to our shareholders’ perspectives, answer any questions and engage in dialogue on any feedback they may have.

PERRIGO • 2025 PROXY STATEMENT	3

Corporate Governance

We were able to conduct meaningful dialogue with many of our top shareholders, as well as numerous other current and prospective shareholders, on topics such as our business performance and overall corporate strategy, capital allocation, industry and market trends, corporate governance, M&A strategy, ESG, human capital and executive compensation. Throughout 2024, senior management and the investor relations team met with many representatives of current and potential institutional investors representing trillions of dollars in assets under management.

In addition to our regular ongoing shareholder engagement program, we have engaged the proxy solicitation firm, Okapi Partners, to assist with outreach to discuss overall business strategy, executive compensation, and ESG matters. Between that engagement exercise in late 2024 and our investor relations program, we reached out to our top 25 investors, representing 64.3% of shares outstanding. Company participants included members from investor relations, legal, HR, sustainability & ESG and finance. We also engaged with the two top proxy advisory firms to discuss their perspectives around best practices of executive compensation programs.

As part of these engagement efforts, we shared the feedback received from our shareholders during last year's engagement, and the actions we have taken or plan to take to address this feedback. We also shared some proactive information related to our executive compensation philosophy and structure and solicited additional feedback. In our conversations, several themes emerged including positive reactions to our detailed LTI PSU disclosure and use of a three-year performance target. In addition to feedback on the compensation program, investors were supportive of our approach and progress on ESG initiatives.

Our shareholders have provided us with valuable feedback and external viewpoints that inform the way we think about our business and strategy, and we are committed to a continuing transparent dialogue.

Insider Trading, Anti-Hedging and Anti-Pledging Policies

The Company has adopted an insider trading policy and procedures governing the purchase, sale and other dispositions of its securities by directors, officers and employees of the Company itself. We believe this policy and related procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. Our insider trading policy prohibits executive officers and directors of the Company from trading in options, warrants, puts and calls or similar instruments on Company securities and holding Company securities in margin accounts, as well as from pledging Company securities as collateral for a loan. In addition, the policy prohibits Company directors and all employees, including executive officers, from selling Company securities “short”, engaging in “short sales against the box”, and entering into hedging or monetization transactions or similar arrangements with respect to Company securities. The Company also follows procedures for the repurchase of its securities. A copy of our insider trading policy was filed as an Exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.

Political Activities and Expenditures

Perrigo recognizes that investors and other stakeholders may be interested in our political activities and expenditures. With this in mind, we provide the following information:

•
We have a written policy regarding political contributions and activities which is available on our website. As explained in this policy, we do not contribute corporate funds to federal candidates or federal political committees.
•
As explained in our written policy regarding political contributions and activities, Perrigo complies with all applicable laws that require reporting on lobbying and related activities. As an Irish domiciled company, we are required to report any lobbying activity in Ireland and have not reported any such activity in the last several years.
•
As explained in the Code of Conduct available on our website, we are committed to ethical behavior and accountability in all engagements relating to governmental affairs. We comply with all local laws and

4	PERRIGO • 2025 PROXY STATEMENT

Corporate Governance

regulations in our political actions and ensure that political advocacy conducted on Perrigo’s behalf is consistent with our values.
•
Perrigo engaged in political advocacy during the reporting period. This included expenditures relating to political advocacy in connection with our infant formula and women's health businesses. We expect this political advocacy to continue in the current reporting period.

PERRIGO • 2025 PROXY STATEMENT	5

Environmental, Social & Governance (“ESG”)

Environmental, Social & Governance ("ESG")

Our Approach to Sustainability and ESG

We believe that empowering people to own and manage their self-care through high-quality and widely accessible products is an essential part of our business. Our experience shows that incorporating sustainability into our business practices creates opportunities for enhancing global health and delivering impact-driven value. When we refer to sustainability, we refer to our ESG initiatives as part of our overall business strategy. Our approach to sustainability is informed by a materiality assessment and shaped by continuous feedback from stakeholders. It is both purposeful and strategic, aimed at minimizing our negative impact on the planet while serving as stewards for the communities we support.

ESG Governance

Perrigo's governance structure forms the foundation of our daily operations, ensuring integrity in all our actions and upholding the highest ethical standards for our business. As an integral part of our business strategy, sustainability management is integrated into our global organizational structure, following uniform standards and clearly defined responsibilities.

6	PERRIGO • 2025 PROXY STATEMENT

Environmental, Social & Governance (“ESG”)

PERRIGO • 2025 PROXY STATEMENT	7

Environmental, Social & Governance (“ESG”)

Environmental, Social and Governance Highlights

Perrigo's sustainability strategy focuses on our four core sustainability business priorities: Climate, Packaging, People and Communities and Responsible Sourcing. These focus areas reflect our dedication to mitigating our business' impacts. Accordingly, we have established ten goals with complementary metrics to measure our progress along the way. While some of these goals are aspirational in nature, such as becoming net zero by 2040, the majority are measured as annual performance indicators.

Acting on Climate: The climate crisis requires ambitious goals and credible, science-based actions. Perrigo's goal is to reach net zero greenhouse gas emissions across our supply chain and operations by 2040. Our plan involves reducing our direct and indirect emissions by minimizing our production footprint, buying renewable energy, redesigning our products and packaging and switching to electric vehicle fleets for our international business. Six of our global facilities are now powered by 100% renewable energy, utilizing on-site solar, hydropower, direct power purchase agreements and renewable energy credit purchases.

People & Communities: We are dedicated to promoting a culture of inclusivity and teamwork in the workplace and in the communities around us. In recent years, Perrigo has made significant progress in creating an engaging and inclusive work environment to reflect the communities where we serve our consumers.

Reduce and Redesign Waste & Packaging: Better products and packaging help our consumers and our planet. By reducing packaging and transitioning to reusable, recyclable and compostable packaging, we are contributing to the circular economy. In 2024, we have removed 518 metric tons of virgin packaging from our global product portfolio. In the last 3 years, we have reduced over 2.5 million lbs. worth of virgin packaging.

Responsible Sourcing: We are committed to upholding human rights, ensuring fair working conditions and protecting the environment in our supply chain. We ensure our strong dedication to upholding human rights and environmental standards by implementing rigorous monitoring programs. We intend to collaborate with suppliers who share our values and responsible practices to impact our value chain positively. In 2024, we conducted and reviewed over 235 third party ethical and social audits of our supply chain.

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Environmental, Social & Governance (“ESG”)

Building a Winning Culture through Belonging

Where all colleagues feel welcomed, valued, respected and heard, and part of a thriving global community.

In early 2023, Perrigo announced our 3-year strategy and introduced the concept of belonging to the organization. Higher levels of belonging lead to significant increases in engagement, satisfaction, performance, how we handle adversity, well-being and more. We believe that building a winning culture through belonging helps us do our best work for ourselves, each other and the consumers we serve.

2024 Strategy Focused Action Examples:

Strategy Focus	Build Inclusive Mindsets	Manage Talent Equitably	Enable Leaders & Embed Accountability
Intended Outcome (long-term)	All colleagues clearly understand what a culture of belonging looks like and can recognize characteristics within their own team.	All colleagues can thrive because our talent systems & processes drive decisions and achieve results that are equitable.	All leaders clearly understand how to make strategic decisions that influence belonging.
Action Examples	Education • Updated Global Anti-Harassment and Non-Discrimination training and deployed to all staff.	Talent Systems & Processes • Improved global objective setting and performance management.	Embed Accountability • Embedded inclusive behavior indicators into new Perrigo Best Behaviors.

Human Capital Management

Perrigo has updated its vision, "To Provide the Best Self-Care for Everyone" and its purpose to "Make lives Better Through Trusted Health and Wellness Solutions, Accessible to All". We are passionate about making lives better. At Perrigo, we believe that the continuous personal and professional development of our people is an important component of our ability to attract, retain and motivate top talent, which are all important aspects of our self-care strategy. Our global workforce consists of more than 8,379 full time and part time employees spread across 33 countries, of which approximately 20% were covered by collective agreements as of December 31, 2024. And at Perrigo, our success is not just about reaching these goals; it is about how we get there. The way we work together is foundational. Our Core Values ensure that every decision we each make supports our vision and strengthen our collective impact as One Perrigo. Each global colleague is responsible for upholding Perrigo’s three Core Values of: We Care Deeply, We Do the Right Thing and We Play to Win as well as live our Core Behaviors.

Total Rewards

Our Total Rewards philosophy is to continuously attract, engage and inspire our People by designing Total Rewards that reinforce Belonging at Perrigo and align with our Values and Winning Culture, helping to fulfill Perrigo's Vision. Our total rewards package delivers competitive pay, cash-based incentives, broad-based stock grants, retirement benefits, leading healthcare, paid time off and on-site services, amongst other benefits.

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Environmental, Social & Governance (“ESG”)

Well-being

Perrigo is pleased to offer all colleagues and their household members well-being programs including mindfulness training, life coaching, free counseling services, legal & financial guidance and referrals, education resources and more.

We continue to enhance our global well-being offering to include a global Employee Assistance Program (“EAP”) to further empower the emotional self-care and well-being of our people and their families at no cost to them. The EAP focuses on providing resources and professional support in the areas of physical, emotional, financial, work-life, community and educational well-being.

Additionally, we are proud to continue our 'HEALTHYyou' well-being program that supports our colleagues and their families in maintaining and improving their health as they navigate their own self-care and well-being journeys. This program is highly valued by our colleagues, and it continues to be recognized externally by receiving the “Best and Brightest(R) in Wellness Award" every year since 2017.

Health and Safety

Perrigo’s commitment to self-care starts with our own team. We are dedicated to maintaining a safe and secure workplace for our team members. As a multi-national company, we are subject to a broad range of foreign, federal, state and local laws and regulations relating to occupational safety and health, and our safety program is designed to meet these compliance requirements at a minimum. We also set specific safety standards to proactively identify and manage critical risks to eliminate significant injury and fatality potential in our operations. We continuously evaluate these opportunities to reduce risk and provide a safe and secure environment and our goal is to create a 100% safe workplace for our team members.

Growth and Engagement

One Perrigo culture is our ambition to unlock the potential of our organization and our people. It will improve our ability to anticipate and create globally consistent and competitive organizational capabilities, attractive career opportunities, challenging work and personal growth. As Perrigo grows, we want to ensure our people grow with it.

In addition to redefining our vision, we have also defined core behaviors that describe “Perrigo at our Best”. These are a globally consistent set of behaviors that describe what good looks like, with five developmental levels associated with each behavior. Our core behaviors will strengthen our culture, create better clarity on where employees are on their development journey, enable higher quality feedback and establish clear indicators of progression to the next level to simplify and accelerate career development. The core behaviors create a transparent and objective data-driven approach ensuring our hiring, onboarding and development processes are equitable.

Our philosophy in development is a partnership between our colleagues and their managers. We encourage and support our managers to hold annual career development conversations with their team and we have a robust annual process in place to identify talent and match them with the right opportunities to engage and develop them.

We also empower colleagues to take control of their own development by providing access to our 'GROWyou' personal development curriculum. This curriculum is supplemented by offering colleagues 24/7 access to on-demand self-study content. Personal development and learning are guided by ongoing conversations and feedback as part of our performance management philosophy.

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Environmental, Social & Governance (“ESG”)

We continue to invest in our leadership capability at all levels in the organization so they can provide the right environment within our culture to engage, grow and develop our colleagues.

We also want to ensure that colleagues can connect their daily work to our vision, purpose and strategy. We do this through regular global, functional and local townhalls and regular round table discussions with senior leaders. This gives colleagues an opportunity to stay up to date, share their views and to get their questions answered. We also run regular engagement surveys to take feedback from the organization and convert that feedback into meaningful action to build a winning culture.

Continuous Learning

One of our new core behaviors is "Becoming our Best" by pursuing continuous growth. We start this process with our new colleagues who are all given a structured orientation and onboarding for faster integration. We also empower colleagues to take control of their own development by providing access to our GROWyou personal development curriculum. We expanded access to personal and professional skill development by continuing to partner with LinkedIn Learning. This platform supplements our curriculum by offering colleagues 24/7 access to over 18,000 on-demand self-study courses. Growing our colleagues through ongoing challenging work opportunities and feedback relies on continually improving the quality of our leadership. We offer a portfolio of leadership development programs for front line, mid-level and senior leaders. We have a robust talent review process that helps us to identify our future leaders and provide development for them through our Leadership in Action development program. Last year 50 leaders participated in the program.

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Board of Directors and Committees

Board of Directors and Committees

Perrigo’s Board of Directors met 7 times during 2024. The Board of Directors has standing Audit ("AC"), Talent & Compensation ("TCC") and Nominating & Governance Committees ("NGC"), and there were a total of 18 formal committee meetings during 2024. Each director attended at least 75% of the regularly scheduled and special meetings of the Board and Board committees on which he or she served during 2024.

We encourage all of our directors to attend our Annual General Meetings, and all directors then serving participated in the AGM in 2024.

The Board has adopted a charter for each of the AC, TCC and NGC that specifies the composition and responsibilities of each committee. Copies of the charters are available on our website (www.Perrigo.com) under Investors – Corporate Governance – Committees and are available in print to shareholders upon request to our Company Secretary, Charles Atkinson, Sharp Building, Hogan Place, Dublin 2, D02 TY74, Ireland, or GeneralMeeting@perrigo.com.

Audit Committee

During 2024, the AC met 8 times. The AC currently consists of the following independent directors: Donal O’Connor (Chair), Adriana Karaboutis, Albert Manzone, Geoffrey M. Parker and Jonas Samuelson.

The AC monitors our accounting and financial reporting principles, policies and internal controls. It is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm in the preparation and issuance of audit reports and related work, including the resolution of any disagreements between management and the independent registered public accounting firm regarding financial reporting. It is also responsible for overseeing the work of our internal audit function. Additional information on the committee and its activities is set forth in the Audit Committee Report on page 63.

The Board of Directors has determined that each member of the AC (1) meets the audit committee independence requirements of the NYSE listing standards and the rules and regulations of the SEC and (2) is able to read and understand fundamental financial statements as required by the NYSE listing standards. The Board has also determined that Donal O’Connor, Albert Manzone, Geoffrey M. Parker and Jonas Samuelson have the requisite attributes of an “Audit Committee Financial Expert” under the SEC’s rules and that such attributes were acquired through relevant education and work experience.

Talent & Compensation Committee

During 2024, the TCC met 6 times. The TCC currently consists of the following independent directors: Jeffrey B. Kindler (Chair), Bradley A. Alford, Orlando Ashford, Julia Brown and Katherine Doyle.

The TCC reviews and recommends to the Board compensation arrangements for the CEO and non-employee directors. It also reviews and approves the annual compensation for executive officers, including salaries, annual incentives and long-term incentive compensation. The TCC administers Perrigo’s annual incentive and long-term incentive plans. The TCC also reviews and makes recommendations to the Board regarding succession planning and corporate culture programs and initiatives.

The TCC engaged Frederic W. Cook & Company, Inc. (“FW Cook”) as its independent consultant to provide independent, outside perspective and consulting services on Perrigo’s executive compensation and non-employee director compensation programs. Additionally, FW Cook assists the TCC in considering and analyzing market practices, trends and management’s compensation recommendations. Perrigo did not retain FW Cook to perform any other compensation-related or consulting services for the Company. Interactions between FW Cook and management were generally limited to

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Board of Directors and Committees

discussions on behalf of the TCC or as required to compile information at the TCC’s direction. Based on these factors, its own evaluation of FW Cook’s independence pursuant to the requirements approved and adopted by the SEC and the NYSE, and information provided by FW Cook, the TCC has determined that the work performed by FW Cook did not raise any conflicts of interest.

Additional information regarding the processes and procedures of the TCC is presented in the Compensation Discussion and Analysis, beginning on page 23.

Nominating & Governance Committee

During 2024, the NGC met formally 4 times. In addition, members of the NGC met together with advisors regularly in connection with board refreshment, management succession and self-assessment planning activities. The NGC currently consists of the following independent directors: Adriana Karaboutis (Chair), Orlando D. Ashford, Julia Brown, Katherine Doyle and Jonas Samuelson.

The NGC identifies and recommends to the Board qualified director nominees. This committee also develops and recommends to the Board the Corporate Governance Guidelines applicable to Perrigo, leads the Board in its annual review of Board performance and makes recommendations to the Board with respect to the assignment of individual directors to various committees as well as Board succession planning.

Board Oversight of Global Cybersecurity and Information Security Risk

The NGC meets separately in advance of each regular Board meeting and when needed in the event of a specific cyber threat. The Chair of the NGC regularly reports out to the Board on key matters considered by the Committee.

Cybersecurity is an important part of our risk management program and an area of increasing focus for our Board and management. We use a risk-based approach to identify, assess, protect, detect, respond to and recover from cybersecurity threats. The Company’s cybersecurity policies, standards and processes are designed and implemented in light of the requirements of the National Institute of Standards and Technology ("NIST") frameworks for cybersecurity and privacy.

Recognizing that no single technology, process or business control can effectively prevent or mitigate all risks, we employ multiple technologies, processes and controls, all working as part of a cohesive strategy to minimize risk including the following:

•
We emphasize security and resiliency through business assurance capabilities and incident response plans designed to identify, evaluate and remediate incidents when they occur. We regularly review and update our plans, policies and technologies and conduct regular training exercises and crisis management preparedness activities to test their effectiveness.
•
Perrigo leverages the NIST cybersecurity framework to measure the capability of its cybersecurity program and we conduct third party assessments to measure the NIST ratings.
•
We maintain a cybersecurity risk register which is reviewed periodically with relevant stakeholders. Risks that are higher in impact are included within our Enterprise Risk Register which is reviewed with ELT and Perrigo Board of Directors.
•
Our process used to identify, assess, protect, detect, respond to and recover from cybersecurity threats is regularly tested by external parties through penetration testing and other exercises designed to assess and test our cybersecurity health, resiliency and the effectiveness of our program.
•
Management invests in organization capability and technology to manage and identify cybersecurity and information security risks. Our Company has information security employees across the globe, enabling us to monitor and promptly respond to threats and incidents, identify and maintain oversight of cybersecurity risks

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Board of Directors and Committees

associated with third parties, evaluate and deploy cybersecurity technologies and educate associates on cybersecurity risks.
•
We maintain cyber insurance coverage to help mitigate possible costs associated with a potential incident.
•
We have implemented an information and cybersecurity awareness program designed to educate and test employee maturity at least annually, and regularly throughout the year employees receive training regarding phishing and other threat actor schemes, the inherent risks involved in human interaction with information and operational technology and new and emerging technologies.

We have processes in place designed to allow us to oversee and identify risks from cybersecurity threats associated with our use of third-party service providers and suppliers through our Supplier Cyber Risk Assessment process, which assesses third-party cybersecurity controls through a combination of risk assessment questionnaires, commercially available risk data and security rating platforms. We also include cybersecurity and information security language in our contracts where applicable. We require our suppliers and partners report cybersecurity incidents to us so that we can assess the impact of such an incident on us and have dedicated processes to respond to cybersecurity incidents at third parties. We have established processes to contain the impact of potential security incidents on Perrigo's third party service providers.

Cybersecurity and Information Security Risk Governance

Our overall information security efforts are led by the Chief Information Security Officer ("CISO"). The CISO has substantial experience in cybersecurity, including knowledge, skills, certifications and background in the field. The CISO holds several key certifications including Certified Information Systems Security Professional ("CISSP"), Certified Secure Software Lifecycle Professional ("CSSLP") and Certified Ethical Hacker ("CeH").

While management is responsible for day-to-day risk management, the Board is responsible for the Company’s overall risk oversight function, including cybersecurity risks, and includes oversight by several committees. The NGC, comprised solely of independent directors, supports the Board by overseeing cybersecurity risks, policies and objectives. As a part of its duties, the NGC regularly provides reports to the full Board of Directors.

The NGC routinely engages with the Chief Financial Officer (“CFO”), the CISO and Senior Vice President, Information Technology and Services (“IT&S”) Strategy and Business Partnering on a range of cybersecurity-related topics, including threats to the environment and vulnerability assessments, policies and practices, technology trends and regulatory developments.

Perrigo has an incident response team comprised of the CISO and senior leadership from Legal, Human Resources and Finance. We have a formalized breach management protocol and playbooks that are tested periodically. Perrigo uses a panel of forensic and industry leading third-party service providers to assist the Company with its response in the event of a cybersecurity incident. This collaborative approach, working with a wide range of key stakeholders to manage risk, allows us to effectively share and respond to threat intelligence. We employ escalation procedures designed to notify management of certain specific cybersecurity threats or incidents. If deemed appropriate, management will notify the NGC, which may convene to discuss the cybersecurity threat before reporting to the Board on the matter.

Executive Sessions of Independent Directors

The independent members of the Board of Directors hold regularly scheduled meetings in executive session without management, and they also meet in executive session with the CEO on a regular basis.

Board and Committee Self-Assessments

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Board of Directors and Committees

The Board and the AC, TCC and NGC have historically conducted annual self-assessments, either through the use of extensive internal questionnaires or third parties. Through this process, directors evaluate the composition, effectiveness, processes and skills of the Board and individual Committees and identify areas that may merit further focus or consideration. The results of the assessments are reviewed and discussed by members of the NGC, which then reports to and leads a discussion with the full Board.

Shareholder Communications with Directors

Shareholders and other interested parties may communicate with any of our directors or with the independent directors as a group by writing to them in care of our Company Secretary, Charles Atkinson, at Sharp Building, Hogan Place, Dublin 2, D02 TY74, Ireland. Relevant communications will be distributed to the appropriate directors depending on the facts and circumstances outlined in the communication. In accordance with the policy adopted by our independent directors, any communications that allege or report significant or material fiscal improprieties or complaints about internal accounting controls or other accounting or auditing matters will be immediately sent to the Chair of the Audit Committee and, after consultation with the Chair, may be sent to the other members of the Audit Committee. In addition, the Chairman of the Board will be advised promptly of any communications that allege misconduct on the part of Perrigo management or that raise legal or ethical concerns about Perrigo’s practices or compliance concerns about Perrigo’s policies. The General Counsel maintains a log of all such communications, which is available for review by any Board member upon his or her request.

Director Nominations

The NGC is responsible for screening and recommending candidates for service as a director and considering recommendations offered by shareholders in accordance with our Articles of Association. The Board as a whole is responsible for approving nominees. The NGC recommends individuals as director nominees based on various criteria, including their business and professional background, integrity, diversity, understanding of our business, demonstrated ability to make independent analytical inquiries and the willingness and ability to devote the necessary time to Board and committee duties. A director’s qualifications in meeting these criteria are considered at least each time the director is recommended for Board membership. Should a new director be needed to satisfy specific criteria or to fill a vacancy, the NGC will initiate a search for potential director nominees, and it will seek input from other Board members, including the CEO, and Chairman of the Board, as well as any senior management or outside advisers assisting in identifying and evaluating candidates.

Shareholders may nominate candidates for consideration at an Annual General Meeting by following the process described in the Articles of Association and summarized in this proxy statement under “Voting Information – How do I submit a shareholder proposal or director nomination for the next AGM?”.

Upon a change in a director’s job responsibility, including retirement, our Corporate Governance Guidelines require the director to tender his or her resignation from the Board. The NGC will consider the change in circumstance and make a recommendation to the Board to accept or reject the offer of resignation.

Proxy Access

Proxy access has been a part of Perrigo since 2017 and allows eligible shareholders to include their own director nominees in Perrigo’s proxy materials along with the candidates nominated by the Board. This right is summarized in this proxy statement under “Voting Information – How do I use proxy access to nominate a director candidate for the next AGM?”.

Board Refreshment

As set out within the 'Director Nominations' section, the Board is committed to thoughtful board refreshment and ongoing board succession planning. Patrick Lockwood-Taylor was appointed to the Board in July 2023, following his appointment

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Board of Directors and Committees

as President & CEO. Julia M. Brown was appointed to the Board in November 2023. Jonas Samuelson was appointed to the Board in January 2025, and we are proposing that Kevin Egan be appointed to the Board effective May 1, 2025.

As of the date of the AGM, the average tenure of our non-employee directors will be approximately 5 years.

Stock Ownership

Under our Corporate Governance Guidelines, each director who is not a Perrigo employee is required to attain stock ownership at a level equal to six times their annual cash retainer. Non-employee directors are subject to the same definition of stock ownership and retention requirements as executive officers. The details of the Stock Ownership Guidelines are described in the Compensation Discussion and Analysis – Other Policies, Practices and Guidelines – Executive Stock Ownership Guidelines section on page 39. All of our non-employee directors and named executive officers are in compliance with these guidelines, either by satisfying applicable ownership levels or complying with the retention requirements.

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Certain Relationships and Related-Party Transactions

Certain Relationships and Related-Party Transactions

Our Code of Conduct precludes our directors, officers and employees from engaging in any type of activity, such as related-party transactions, that might create an actual or perceived conflict of interest. In addition, our Board of Directors adopted a Related-Party Transaction Policy that requires all covered related-party transactions be approved or ratified by the NGC. Under that policy, each executive officer, director or director nominee must promptly notify the Chair of the NGC and our General Counsel in writing of any actual or prospective related-party transaction covered by the policy. The NGC, with input from our Legal Department, reviews the relevant facts and approves or disapproves the transaction. In reaching its decision, the NGC considers the factors outlined in the policy, a copy of which is available on our website (www.Perrigo.com) under the heading Investors – Corporate Governance – Global Policies – Related-Party Transaction Policy.

In addition, on an annual basis, each director and executive officer completes a directors’ and officers’ questionnaire that requires disclosure of any transactions with Perrigo in which he or she, or any member of his or her immediate family, has a direct or indirect material interest in Perrigo. The NGC reviews the information provided in response to these questionnaires.

Based on its review of applicable materials, the NGC has determined that there are no transactions that require disclosure in this proxy statement.

PERRIGO • 2025 PROXY STATEMENT	17

Director Compensation

Director Compensation

The TCC reviews and makes a recommendation to the Board regarding non-employee director compensation. In determining the level and mix of compensation for non-employee directors, the TCC considers the practices of our executive compensation peer group and other market data and trends as well as information and analyses provided by FW Cook, its independent consultant.

In 2024, there were no changes to the level and mix of compensation for non-employee directors. All of our non-employee directors were paid an annual cash retainer, and a supplemental annual cash retainer was also paid to committee chairs, the Chairman, and non-chair committee members all as described below.

Chairman Annual Cash Retainer: (in lieu of director retainer)	$150,000

Director Annual Cash Retainer	$75,000

Committee Member Retainer:

Audit	$12,500

Talent & Compensation	$12,500

Nominating & Governance	$ 8,000

Committee Chair Retainer: (in lieu of member retainer)

Audit	$25,000

Talent & Compensation	$25,000

Nominating & Governance	$16,000

For 2024, our Chairman of the Board and other non-employee directors received annual equity awards in the form of restricted stock units having a value of approximately $375,000 and $300,000, respectively. These awards vest one year from the grant date and are intended to directly link the majority of director compensation to shareholders’ interests. For directors who are appointed mid-year, we routinely provide a pro-rated grant. In connection with Ms. Doyle's decision not to stand for re-election, the Talent & Compensation Committee determined that her 2024 grant should vest on the date of the 2025 AGM.

Directors who are Perrigo employees receive no compensation for their service as directors.

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Director Compensation

The following table summarizes the 2024 compensation of our non-employee directors who served during the year.

Director Compensation

Name [3]	Fees Earned or Paid in Cash ($)	Stock Awards ($) [1]	Total ($)
O'Connor, Donal	102,701	299,992	402,694
Parker, Geoffrey M.	87,500	299,992	387,492
Alford, Bradley A.	87,500	299,992	387,492
Kindler, Jeffrey B.	100,000	299,992	399,992
Karaboutis, Adriana	99,271	299,992	399,263
Mann, Erica L. (2)	29,546	—	29,546
Doyle, Katherine C.	95,491	299,992	395,484
Ashford, Orlando D.	158,000	374,990	532,990
Manzone, Albert A.	87,491	299,992	387,484
Brown, Julia M.	88,564	151,233	239,797

1)
Represents the grant date fair value of 9,904 service-based restricted stock units granted to each non-employee director on May 14, 2024, calculated in accordance with U.S. GAAP. As Chair of the Board, Mr. Ashford received 12,380 service-based restricted stock units. Ms. Brown received 5,548 service-based restricted stock units on March 5, 2024, representing a prorated annual grant for her board service.The shares vest one year after the grant date. The grant date fair value is based on the closing price of Perrigo Company plc ordinary shares on the NYSE on the grant date which was $30.29 per share for all directors, except for Ms. Brown’s March 5, 2024 award, which was $27.26.
2)
Ms. Mann, a former director, did not stand for reelection at the 2024 AGM and ceased to be a director on May 2, 2024. She did not receive any restricted stock units.
3)
Todd Penegor, who served on our board of directors from June 21, 2024 to July 31, 2024, did not receive any compensation for board service and is not included on the table.

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Ownership of Perrigo Ordinary Shares

Ownership of Perrigo Ordinary Shares

Directors, Nominees and Executive Officers

The following table shows how many Perrigo ordinary shares the directors, nominees and named executive officers, individually and collectively, beneficially owned as of March 3, 2025. The percent of class owned is based on Perrigo ordinary shares outstanding as of that date. The named executive officers are the individuals listed on page 24.

Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a shareholder can vote or transfer and stock options and restricted stock units that are vested currently or become vested within 60 days. Except as otherwise noted, the shareholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

	Ordinary Shares Beneficially Owned	Shares Acquirable Within 60 Days of Record Date(1)	Total	Percent of Class
Director
Bradley A. Alford	36,010	9,904	45,914	*
Orlando D. Ashford	15,733	—	15,733	*
Julia M. Brown	—	5,548	5,548	*
Katherine C. Doyle	6,009	—	6,009	*
Kevin F. Egan	—	—	—	*
Adriana Karaboutis (2)	22,479	9,904	32,383	*
Jeffrey B. Kindler	5,409	9,904	15,313	*
Patrick Lockwood-Taylor	45,409	33,952	79,361	*
Albert A. Manzone	7,405	—	7,405	*
Donal O'Connor (3)	26,685	9,904	36,589	*
Geoffrey M. Parker (4)	51,641	9,904	61,545	*
Jonas Samuelson	—	—	—	*
Named Executive Officers Other Than Directors
Eduardo Bezerra	15,459	58,659	74,118	*
Kyle L. Hanson	11,137	37,096	48,233	*
Ronald Janish	25,673	59,255	84,928	*
Roberto Khoury	—	1,197	1,197	*
Grainne Quinn	21,078	36,966	58,044	*
Triona Schmelter	2,577	11,975	14,552	*
Directors and Executive Officers as a Group (20 Persons) (5)	310,554	278,989	589,543	0.4%

* Less than 1%.

1)
Includes stock options that are exercisable within 60 days of the record date as well as restricted stock units that may vest within 60 days of the record date.
2)
Shares owned by Ms. Karaboutis are held in a revocable trust, of which Ms. Karaboutis is the trustee.
3)
Shares owned include 1,198 shares in a retirement fund.
4)
Shares owned include 25,879 shares in a revocable trust, of which Mr. Parker and his spouse are the trustees, and 5,500 shares in the Geoffrey Parker Roth IRA.
5)
See footnotes 1 through 4. Includes directors and executive officers as of 3 March 2024.

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Ownership of Perrigo Ordinary Shares

Other Principal Shareholders

The following table shows all shareholders other than directors, nominees and named executive officers that we know to be beneficial owners of more than 5% of Perrigo’s ordinary shares. The percent of class owned is based on 136,458,620 Perrigo ordinary shares outstanding as of March 3, 2025.

Name and Address of Beneficial Owner	Ordinary Shares Beneficially Owned	Percent of Class

The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	14,994,309	11.1%

BlackRock Inc.(2) 55 East 52nd Street New York, NY 10055	13,342,622	9.9%

T. Rowe Price Associates, Inc.(3) 100 E. Pratt Street Baltimore, MD 21202	7,817,000	5.8%

Dimensional Fund Advisors LP(4) 6300 Bee Cave Road, Building One Austin, TX 78746	6,961,695	5.1%

State Street Corporation(5) One Congress Street, Suite 1, Boston MA 02114	6,896,217	5.1%
(1)
The Vanguard Group, Inc. has shared voting power with respect to 51,873 of the shares, sole dispositive power with respect to 14,798,290 of the shares and shared dispositive power with respect to 196,019 of the shares. This information is based on a Schedule 13G/A filed with the SEC on February 13, 2024.
(2)
BlackRock, Inc. has sole voting power with respect to 12,525,460 of the shares and sole dispositive power with respect to 13,342,622 shares. This information is based on a Schedule 13G/A filed with the SEC on January 24, 2024.
(3)
T. Rowe Price Associates, Inc. has sole voting power with respect to all of the 7,817,100 shares. This information is based on a Schedule 13G filed with the SEC on February 14, 2025.
(4)
Dimensional Fund Advisors LP has sole voting power with respect to all of the 6,784,553 shares. This information is based on a Schedule 13G filed with the SEC on October 31, 2024.
(5)
State Street Corporation has shared voting power with respect to all of the 6,075,519 shares. This information is based on a Schedule 13G filed with the SEC on January 31, 2025.

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Delinquent Section 16(a) Reports

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires that Perrigo’s executive officers, directors and 10% shareholders file reports of ownership and changes of ownership of Perrigo ordinary shares with the SEC. Based on a review of copies of these reports filed with the SEC and written representations from executive officers and directors, all filing requirements were met during 2024, such that there were no delinquent reports in 2024 with the exception of the following, which were due to administrative error or technology issues:

•
a Form 4 was filed late to report an open market purchase on February 29, 2024 for Alison Ives;
•
a Form 4 was filed late to report tax withholding of restricted stock units on October 4, 2024 for Triona Schmelter;
•
a Form 4 was filed late to report an open market purchase on May 28, 2024 for Svend Andersen; and
•
a Form 3 was filed late for David Ball on August 16, 2024.

22	PERRIGO • 2025 PROXY STATEMENT

Executive Compensation

Executive Compensation

Compensation Discussion and Analysis

Introduction

We made substantial progress on our strategy in 2024 by clearly defining our Enterprise Strategy, which outlines a tangible roadmap to drive performance and Total Shareholder Return ("TSR") on our journey to become 'One Perrigo.’ We refined our Business Model to deliver a focused portfolio of solutions that delight consumers and, in partnership with our customers, improve access and accelerate category growth. Now, we are laser-focused on scaling more molecules, at more price points, to more consumers, in support of our Purpose: to make lives better through trusted health and wellness solutions, accessible to all.

We anchored our strategy around three clear steps:

4.
Stabilize: We made substantial progress stabilizing our operations in 2024 as our infant formula business is consistently producing quality assured reliable product and our U.S. store brand business is on track for growth in 2025.
5.
Streamline: We simplified our portfolio, structure, operating model, systems and supply chain by reducing our footprint of hundreds of small brands; our innovation by reducing from hundreds of small initiatives to larger scalable programs; and our structure, to accelerate decision-making and sharper execution.
6.
Strengthen: Looking ahead, we are prioritizing high-growth brands, amplifying R&D, bolstering capabilities and directing resources where they matter most.

In addition to these strategic advancements, the Company achieved full-year adjusted EPS within its communicated guidance range, delivered mid-single-digit adjusted operating income growth and expanded adjusted operating margin, due in part to accretive initiatives and new products. These successes were achieved despite the evolving U.S. regulatory environment within the infant formula industry, which impacted our infant formula business during the year.

2.
See Appendix A for reconciliation of Adjusted (non-GAAP) to Reported (GAAP).

Other strategic and operational highlights include:

•
Launched our three-year plan to Consumerize, Simplify and Scale the Company, including 2025 to 2027 financial targets, at the Company’s Investor Day.
•
Launched and progressed ‘One Perrigo’ through the introduction of our North America Perrigo Business Services organization, the implementation of a central finance solution, and the realignment of our finance and information technology organizations.
•
Instilled a disciplined approach to capital allocation, ensuring that our every dollar spent is aligned with long-term shareholder value creation.
•
'Project Energize' streamlining efforts achieved annual gross savings of $139 million in 2024 and the Company remains on track to achieve its annual gross savings target of $140 million to $170 million by the end of 2026.
•
Streamlined the Company's portfolio by divesting the HRA Pharma Rare Diseases business, the Australia Hospital and Specialty business and more than 65 brands in the Consumer Self-Care International business.
•
Achieved adjusted operating income synergies related to the HRA Pharma acquisition and fully captured an estimated $55 million in savings.
•
Progressed our Supply Chain Reinvention program and achieved $42 million in net benefits during the year.

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Executive Compensation

•
Successfully refinanced approximately $1.1 billion to fund the redemption of all the Company's 4.375% Senior Notes Due 2026 and prepaid a portion of the Term B Loans outstanding under Perrigo's credit facilities.
•
During the fourth quarter of 2024, the Company fully repaid its $400 million 3.9% Senior Notes due December 2024.
•
Increased the Company’s quarterly dividend to $0.29 per share, or $1.16 per share on an annual basis, a 5% increase from the prior year. This dividend increase marks the 22nd consecutive year Perrigo has increased its dividend.

Financial highlights of fiscal year 2024 results from continuing operations include:

•
Reported net sales were $4.4 billion compared to $4.7 billion, due primarily to actions to augment and strengthen the infant formula business.
•
Adjusted operating income increased $35 million to $0.6 billion, higher by 6% compared to the prior year.
•
Adjusted operating margin of 13.9% expanded 160 basis points compared to the prior year.
•
Adjusted earnings per share of $2.57, compared to $2.58 in the prior year. Fiscal year 2024 adjusted diluted EPS included unfavorable year-over-year impacts of $0.26 from infant formula and $0.03 from currency translation. The prior year included favorable tax benefits of $0.18 per diluted share.
•
Operating cash flow was $363 million, leading to net cash from operating activities as a percentage to adjusted diluted net income of 102%, and ended the year with cash and cash equivalents(1) on the balance sheet of $559 million.
•
De-risked the balance sheet as net leverage to adjusted EBITDA decreased to 4.0x at the end of 2024, down from 4.5x at the prior year end.

Our Named Executive Officers for 2024

Perrigo’s named executive officers (“NEOs”) for 2024 were:

Named Executive Officer	Position
Patrick Lockwood-Taylor	President and Chief Executive Officer
Eduardo Bezerra	Executive Vice President and Chief Financial Officer
Kyle L. Hanson(1)	Former Executive Vice President, General Counsel, and Company Secretary
Ronald Janish	Executive Vice President, Global Operations & Supply Chain Chief Transformation Officer
Roberto Khoury	Executive Vice President and President, Consumer Self-Care International
Grainne Quinn(2)	Former Executive Vice President, Chief Medical Officer
Triona Schmelter	Executive Vice President and President, Consumer Self-Care Americas

1) Ms. Hanson ceased to be an executive officer on May 30, 2024 and remained in an advisory capacity through September 15, 2024.

2) Ms. Quinn left the company on July 31, 2024.

This Compensation Discussion and Analysis provides information about our executive compensation program, factors that were considered in making compensation decisions for our NEOs, and details on our programs designed to drive Perrigo’s performance into the future.

2024 Say-on-Pay Voting Results

At our 2024 AGM, our shareholders approved our executive compensation, with over 97% of the votes cast voting in favor of the say-on-pay proposal. We believe this favorable result indicates strong support for our executive compensation

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Executive Compensation

programs that reflect evolving best practices and linkage of pay-for-performance. The TCC and our management are committed to continued engagement with shareholders to ensure that compensation programs remain aligned with shareholders' interests.

In 2024, we reached out to our top 25 investors representing 64.3% of shares outstanding. Company participants for these meetings included members from investor relations, legal, HR, sustainability & ESG, and finance. We also reached out to two top proxy advisors to discuss their perspectives on best practices for executive compensation programs.

During these calls we received candid feedback from our shareholders and took the opportunity to have a robust discussion on our executive compensation program. In our conversations, we heard several themes including positive reactions to our detailed LTI PSU goal disclosure and changes to our PSU OI design for the 2024-2026 performance period. Additional topics were discussed including, but not limited to, our consumer self-care strategy, business operations and long-term outlook, corporate governance and sustainability initiatives.

Best Compensation Governance and Practices

Our executive compensation program continues to be grounded in the following policies and practices, promoting sound compensation governance, enhancing alignment of our pay-for-performance philosophy and furthering our NEOs interests with those of our shareholders:

What We Do	What We Do Not Do

Pay-for-Performance philosophy that emphasizes variable, at-risk, performance based, equitable pay	Permit hedging or pledging of Perrigo stock
Provide significant perquisites
Provide “single trigger” change in control cash severance benefits
Directly align executive compensation with shareholder returns through long-term operational, financial and share price performance

Provide excise tax gross-up on any change in control payments

Mitigate risk by conducting independent annual risk assessments

Incorporate plan design features that cap maximum level of payouts, use multiple performance metrics and include claw back provisions

Have rigorous stock ownership guidelines
Use an independent compensation consultant
Regularly review annual share utilization and potential dilution from equity compensation plans

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Executive Compensation

2024 Compensation Decisions

The TCC’s key compensation decisions, based on the Company’s results in 2024, were aligned with actual performance in the year:

Program Element	Talent & Compensation Committee Decisions
TC
Annual Base Salary

Based on the TCC's review of the compensation market data and assessment of individual performance in the prior year, as well as Perrigo’s business priorities and strategy, Annual base salaries for all named executive officers were held flat with the exception of Eduardo Bezerra whose role expanded with additional responsibility for Global IT&S.

AIP

The AIP eligible NEOs received annual incentive awards based on corporate and individual performance against financial and strategic objectives, which ranged from 40.1% to 63.7% of target for those currently serving. As previously disclosed and as described in more detail under "2024 AIP Performance Measures," as part of Project Energize, for the 2024 AIP bonuses, our NEOs received 1/3 of their AIP earned bonus in cash and 2/3 of such bonus plus a 10% premium in a Service-based RSU grant ratably vesting over two years.

LTIP

In 2024, all of the then-serving NEOs were granted annual LTIP awards, which were allocated 50% to PSU OI that may be earned based on achievement of three-year cumulative Adjusted Operating Income goals, 20% to rTSR PSUs that may be earned based on our three-year rTSR performance versus the companies in the S&P 500, and 30% to Service-Based Restricted Stock Units (“RSUs”) ratably vesting over three years.

What Guides Our Executive Compensation Program

Our Executive Compensation Principles

Perrigo’s executive compensation program is designed to attract, engage and inspire our entire executive team, including our named executive officers, who are critical to the execution of Perrigo’s Self-Care strategy and the long-term success of the Company. Perrigo’s executive compensation program reflects our core principles:

Pay is linked to performance: A significant portion of total compensation should be performance-based (at-risk) and linked to the attainment of specific, measurable objectives, including the delivery of our strategic plan.

Pay opportunities are market-competitive: Compensation opportunities and program design should attract, engage and inspire the highest level of executive talent who can effectively deliver our strategies and are focused on the long-term interests of our shareholders.

Pay is shareholder-aligned: Compensation should be provided through multiple pay elements (base salaries, annual and long-term incentives) designed to drive sustainable business performance, build a strong internal culture of company ownership and create long-term value for all our shareholders.

The core elements of our executive compensation program are summarized in the table below.

Element	Form	What It Does

Base Salary	Cash (Fixed)	Provides a competitive rate of fixed compensation relative to similar positions at relevant peer companies that enables us to attract and retain critical executive talent.

AIP	Cash (Variable)	Focuses executives on achieving measurable, annual financial, operational and strategic goals that, in the aggregate, create long-term, sustainable shareholder value.

LTIP	Equity (Variable)	Provides incentives for executives to execute on long-term financial/strategic growth goals that drive shareholder value creation and support our long-range talent development and retention strategy.

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Executive Compensation

The charts below show the target compensation of our CEO and NEOs for fiscal year 2024. These charts illustrate that a majority of NEO compensation is performance-based and/or variable (85% for our CEO and an average of 74% for our other NEOs). The weighting of these pay elements is consistent with the market and best practices and puts a substantial majority of the NEOs’ total direct compensation at risk if performance goals are not achieved or if Perrigo performance declines.

*CEO Compensation displayed is for Patrick Lockwood-Taylor

The Decision-Making Process

The Role of the Talent & Compensation Committee

The TCC, which is composed entirely of independent directors, oversees our executive compensation program. The TCC works very closely with FW Cook, its independent executive compensation consultant, and management to examine the efficacy of Perrigo’s executive compensation program. Details of the TCC’s authority and responsibilities are specified in the TCC’s charter, which may be accessed on our website (www.Perrigo.com) under the heading Investors - Corporate Governance - Committees.

Each year, the TCC reviews and approves the elements of compensation for all executive officers, including the NEOs. The TCC submits its recommendations regarding the CEO’s compensation to the independent directors of the Board for approval.

To assist it in making compensation decisions, the TCC annually reviews comprehensive historical, current and projected data on the total compensation and benefits package for each of our NEOs. As needed, additional analyses for various termination events are provided (including terminations with and without cause and for death, disability, retirement or following a change in control) so that the TCC can consider and understand the nature and magnitude of potential payouts and obligations under the various circumstances. The information is prepared by management and reviewed by FW Cook, generally containing data that are substantially similar to that contained in the tables presented below.

The Role of Management

The CEO makes recommendations to the TCC regarding the compensation of all other executive officers for the TCC’s approval. The CEO does not participate in the deliberations of the TCC regarding his own compensation. Management is responsible for implementing the executive compensation program as approved by the TCC and the Board.

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Executive Compensation

The Role of the Independent Consultant

For 2024, the TCC continued to engage FW Cook as its independent compensation consultant to provide advice on various aspects of our executive and non-employee director compensation programs. Other than the support that it provided to the TCC, FW Cook provided no other services to the Company or Perrigo management.

The Role of Market Comparison Data

The TCC uses information provided by FW Cook regarding the compensation practices of select companies (“Peer Group”), in addition to applicable broader market data, as an element in evaluating both the structure of our executive compensation program and target levels of compensation. Management also periodically reviews survey and industry data from Mercer Human Resource Consulting, Willis Towers Watson, Aon and others regarding the market positioning for base salary, annual and long-term incentive target levels for all employees, including executives. The TCC considers this information, together with the factors described above under “Our Executive Compensation Principles” on page 26, in determining executive compensation.

Each year, with assistance from FW Cook, the TCC reviews the composition of our Peer Group with the goal to ensure its alignment with our consumer self-care strategy and core business focus. As part of such reviews, the TCC considers specific criteria and recommendations regarding companies to add or remove from the Peer Group. The primary criteria used in determining peer companies are similarity in strategic focus, business operations and/or regulatory environment, company size (revenue and/or market cap) and industry, as well as evaluating companies that consider Perrigo to be a peer, and/or peer networks as determined by other external parties.

The Peer Group used to inform the TCC’s evaluation and determination of executive compensation opportunities for 2024 was established in the third quarter of 2023. The table below shows the full list of 18 publicly traded companies that were included in the Peer Group used to inform the TCC’s decisions for fiscal year 2024 executive compensation.

Bausch Health Companies Inc Campbell Soup Company Church & Dwight Co., Inc. Clorox Company Coty Inc. Edgewell Personal Care Company	Hain Celestial Group, Inc. Haleon plc Helen of Troy Ltd. Herbalife Nutrition Ltd. Kenvue Inc. McCormick & Co. Inc	Nu Skin Enterprises, Inc. Post Holdings, Inc. Prestige Consumer Healthcare, Inc. Reckitt Benckiser Group plc Spectrum Brands Holdings, Inc TreeHouse Foods, Inc.

We routinely evaluate our peers based on business "fit" and similarly situated revenues and market cap. The decision was made in Q3 2024 that our Peer Group continued to be appropriate for 2025 executive compensation decisions. Having completed a thorough review of the Peer Group in late 2023 and making appropriate changes at that time, which aligned Perrigo with several Self Care Companies of similar scale (e.g. Haleon, Kenvue), we decided not to change the Peer Group for 2025 executive compensation decisions.

The TCC considers the 50th percentile of market data to be a salient indication of what is competitive in the market. However, the TCC does not focus exclusively on market benchmarking data when making compensation decisions for the NEOs. Instead, market data is one of many contributing factors and reference points that the TCC uses when determining appropriate compensation levels for each element of our program (salary, annual and long-term incentives) and for the combined sum of these elements (total direct compensation).

In addition to market comparison data, the TCC also considers an individual’s competencies, experience and overall performance against measurable objectives; Company, segment and divisional financial and strategic performance; and the aggregate return on investment of executive rewards to Perrigo. Consideration of market comparison data in setting compensation levels is ultimately intended to ensure that our compensation practices are competitive in terms of attracting, motivating, rewarding and retaining executive leaders who can, and do, drive Perrigo’s long-term performance.

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Executive Compensation

2024 Executive Compensation Program in Detail

Base Salaries

Name	FY2023 Base Salary	FY2024 Base Salary
Patrick Lockwood-Taylor	$1,200,000	$1,200,000
Eduardo Bezerra	$728,000	$764,400
Kyle L. Hanson	$624,000	$624,000
Ronald Janish(1)	$604,768	$595,361
Roberto Khoury(1)(2)	N/A	$557,258
Grainne Quinn(1)(2)	N/A	$480,915
Triona Schmelter(2)	N/A	$750,000

1) Amounts paid in Euros were converted to U.S. dollars based on foreign exchange rates on the last day of the respective fiscal year.

2) Executive was not an NEO in 2023.

The TCC approves base salaries for the NEOs other than the CEO. For the CEO's base salary, the TCC submits its recommendation to the independent directors of the Board for approval. In approving an NEOs base salary, the TCC may consider comparisons among positions internally and externally, proxy and survey data, performance against measurable financial and strategic objectives, job experience and unique role responsibilities (in addition to any other data points determined to be relevant). To assist the TCC in this process, each year the CEO provides the TCC with base salary recommendations for each of the other NEOs, as well as summaries of such NEOs individual performance.

For 2024, base salaries stayed the same as in 2023 for all NEOs with the exception of Eduardo Bezerra, whose role expanded with additional responsibility for Global IT&S.

Annual Incentive Award Opportunities

The Perrigo AIP is designed to motivate and reward employees for achieving and exceeding specific, measurable, strategic and financial goals that support our objective of sustainably creating and increasing long-term shareholder value. Most colleagues participate in the discretionary AIP, including executives, management and individual contributors. AIP awards are paid in cash following completion of the performance year.

Near the beginning of each annual performance period, and in connection with the Board’s approval of the financial plan for the year, the TCC determines and approves the performance goals and payout schedules of the AIP. The payout schedules for the corporate goals reflect a range of potential award opportunities around the target performance goals, which align with the Board-approved financial plan for the year. Additionally, the Board determines and approves the individual annual incentive targets of executives, which are stated as a percentage of base salary. Finally, the Board reviews and approves the individual strategic objectives of executive officers to ensure strong alignment of their AIP with Perrigo’s business priorities. These individual strategic objectives are articulated with clearly measurable success criteria focused on the execution of our consumer-focused Self-Care transformation strategy. However, to ensure that awards reflect a named executive officer’s contribution to our results, the TCC has, or in the case of the CEO, the independent directors have, the discretion to adjust any executive officer’s actual award down to as low as 0% payout based on overall individual performance. The maximum incentive award payout for any individual executive is capped at 200% of the target award opportunity.

2024 AIP Performance Measures

For 2024, the TCC made changes to the design of the AIP for the ELT, including NEOs.

1.
First, to better support our One Perrigo strategy, the TCC decided that all financial measures for the 2024 AIP would be based on Total Perrigo performance, with no separately weighted segment financial measures.
2.
Second, the TCC added Total Perrigo Operating Cash Flow as a measure, weighted 20%, to underscore the importance of converting income to cash. The other financial measures would be Total Perrigo Operating

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Executive Compensation

Income ("AIP OI") weighted 40%, Total Perrigo Net Sales ("AIP Net Sales") weighted 20%, and Total Perrigo Gross Margin weighted 20%. AIP Net Sales and AIP OI exclude the impact of currency as well as acquisitions and divestitures that were not included in our annual plan.
3.
Lastly, the individual strategic objectives component was changed from a separately-weighted category determining 20% of earned AIP to a modifier of the results on the financial measures.

As part of Project Energize, in 2024 it was agreed that a one-time change to Executive AIP payments would take place. Instead of issuing 100% cash payment in 2025 based on performance results, AIP rewards would be administered as follows:

•
Cash equal to one-third of the bonus earned will be paid in March 2025; and
•
An amount equal to two-thirds of bonus earned plus an additional 10% premium will be issued in a two year service-vesting RSU, with 50% of the RSU vesting in March 2026 and 50% vesting in March 2027 (such grants the "AIP Bonus RSUs").

This change to the 2024 Executive Level short term incentives was made as part of the overall Project Energize program that was launched by Perrigo in 2024. This change will not repeat for the 2025 AIP.

2024 NEOs AIP

Total Perrigo Gross Margin 20%
Total Perrigo AIP OI 40%
Total Perrigo Oper. Cash Flow 20%
Total Perrigo Net Sales 20%

2024 AIP Financial Targets and Actual Results

IN $MILLIONS	METRIC	TARGET[2]	ACTUAL[1]	PAYOUT (% of TARGET)[3]

CORPORATE	AIP Net Sales	$4,654.6	$4,345.9	66.8%

	AIP OI	$626.7	$579.5	81.1%
	AIP Gross Margin	38.9%	38.5%	89.5%
	AIP Operating Cash Flow	$341.2	$306.8	0%

Net Sales Threshold/Max is 90% / 110% performance for 50%/200% payout; OI Threshold/Max is 80% / 120% performance for 50%/200% payout; Gross Margin Threshold/Max is -150 basis points of target/+150 basis points of target for 50%/200% payout; Operating Cash Flow Threshold/Max is 90%/ 120% for 50%/200% payout.

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Executive Compensation

* Payout for performance between levels is interpolated; payout for performance below the threshold level on each metric would result in no payout for that metric.

1Certain items not related to our on-going performance have been excluded from our calculation of these metrics. See Appendix A for reconciliation of AIP Adjustments.

22024 AIP Targets reflected the expected impact from infant formula remediation and the divestiture of our Rare Disease business on Net Sales, Operating Income, and Gross Margin.

3Payout figure shows the earned payout based on performance, not accounting for the actual AIP payment split between cash and AIP Replacement RSUs.

Perrigo’s AIP Net Sales performance for 2024 of $4,346 million consisted of:

•
$4,373 million of sales as reported in our financial statements; and
•
$27 million of adjustments primarily to remove the impact of currency fluctuations and divestitures and exited product lines not included in Perrigo’s original compensation plan for 2024.

Perrigo’s AIP OI performance for 2024 of $580 million consisted of:

•
$113 million of operating income as reported in our financial statements; and
•
$496 million of non-GAAP adjustments reviewed and approved by the Audit Committee of the Board. These adjustments primarily consisted of $230 million of amortization expense, $113 million of restructuring charges and $89 million of impairment charges.

In the 2024 plan each NEO’s AIP payout funded by the financial measures above may be modified by performance against pre-established, measurable individual strategic objectives. The independent directors in the case of the CEO, and the TCC in the case of the other NEOs, assessed each NEO against their individual goals.

NEO	2024 Performance Goals	2024 Evaluation

Patrick Lockwood - Taylor	• Create a sustainable, scalable, value accretive growth strategy • Define how we operate strategically • Deliver the 2024 Financial Plan • Build a world-class Organization

In determining Mr. Lockwood-Taylor’s individual strategic objectives performance multiplier, the TCC along with the Board’s Chairman considered Mr. Lockwood-Taylor’s performance in relation to his pre-established goals, noting the following accomplishments:

•
Delivered a clear, differentiated strategy, well understood by the organization and Perrigo’s Investor base.
•
Completed enterprise strategy informing portfolio roles and identification of growth initiatives with detailed 5-Year strategic plan
•
Built and instilled a disciplined capital allocation framework ensuring alignment with strategic principles, financial targets and robust governance
•
Deployed Enterprise Program Management Office designed to provide comprehensive view of business-critical initiatives
•
Oversaw the intensive remediation efforts to stabilize operations across Infant Formula.
•
Reduced virgin packaging material by 518.2 Metric Tons
•
Despite falling short of some financial targets, delivered EPS within the guidance range and achieved cash conversion goals
•
Concluded planned divestiture of non-core assets
•
Successfully launched updated vision, purpose and values; further defining ‘Perrigo at Our Best Behaviors’
•
Continued to build a best-in-class ELT

Eduardo Bezerra	• Advance our Key Strategic Objectives • Deliver on our 2024 Financial Plan • Drive Operational Improvement

In determining Mr. Bezerra’ s individual strategic objectives performance multiplier, the TCC considered the following accomplishments:

•
Despite falling short of some financial targets, delivered EPS within the guidance range and achieved cash conversion goals
•
Concluded planned divestiture of non-core assets

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Executive Compensation

• Build a Highly Capable Finance and IT&S Organization
•
Delivered a clear, differentiated strategy, well understood by the organization and Perrigo’s Investor base.
•
Completed Portfolio review
•
Exceeded Project Energize targets, driving efficiencies that allowed greater investment in consumer-preferred innovation
•
Streamlined global finance organization including the roll-out of the centralized Perrigo Business services organization.
•
Implemented new IT&S Organization and Operating model with minimal disruption

Roberto Khoury
•
Maximize Financial Targets in 2024 and bridge year to new strategic direction
•
Ensure execution of critical projects essential to deliver future growth
•
Create CSCI Long-term Operating Model
•
Declare CSCI 3-year strategy in alignment with One Perrigo

In determining Mr. Khoury’s individual strategic objectives performance multiplier, the TCC considered the following accomplishments:

•
Despite falling short of segment financial targets, exceeded on inventory targets
•
Established new operating model and delivered on synergies
•
Supported divestments of non-core assets
•
Conducted talent assessment and planned future organizational structure
•
Deployed leadership intent and conducted capabilities assessment
•
Finalized 3-year segment strategy

Triona Schmelter	• Stabilize Store Brand Business & Identify Growth Strategy • Deliver CSCA Financial Goals • Stabilize Infant Nutrition Business • Create High Functioning CSCA Organization • Build CSCA Branded Business

In determining Ms. Schmelter’s individual strategic objectives performance multiplier, the TCC considered the following accomplishments:

•
Mostly stabilized distribution footprint while building a sustainable Commercial Growth Strategy
•
Despite falling short of segment financial targets, improved forecast accuracy.
•
Regained Infant Nutrition supply and quality reliability
•
Created a leaner, more agile organization to support North American business
•
Made partial progress on laying foundation for future branded growth

Ronald Janish	• Supply Chain Reinvention • Stabilize Infant Formula Supply Chain • Forecast Accuracy and Service • Plant Staffing

In determining Mr. Janish’s individual strategic objectives performance multiplier, the TCC considered the following accomplishments:

•
Delivered most defined in-year savings targets related to Supply Chain improvements
•
Reduced virgin packaging materials by 518.2 Metric tons
•
Completed stabilization activities of infant formula and recovered service on top 5 retail store brands
•
Drove measurable improvement in Forecast Accuracy
•
Exceeded Operations Staffing goals, materially improving turnover rates.

In order to ensure that awards reflect a named executive officer's contribution to our results, the TCC has, or in the case of the CEO, the independent directors have, the discretion to adjust any executive officer's actual award down to as low as 0%. For AIP eligible NEOs where Individual Performance acted as a modifier, 2024 AIP payouts ranged from 40.1%-63.7% of annual targets.

2024 AIP Target Award Opportunities and Actual Payouts

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Executive Compensation

The 2024 target AIP award opportunities (as a percentage of base salary) and actual payouts (as a percentage of target) for the NEOs are shown in the table below. The range of award opportunities is listed in the Grants of Plan-Based Awards for 2024 table on page 45.

2024 AIP Design

	2024 Target AIP	2024 Actual AIP Payout
Named Executive Officer	(as % of Salary)	(as % of Target)
Patrick Lockwood-Taylor	120%	63.7%
Eduardo Bezerra	80%	63.7%
Kyle L. Hanson(1)	65%	100.0%
Ronald Janish	65%	63.7%
Roberto Khoury	75%	63.7%
Grainne Quinn(2)	65%	0.0%
Triona Schmelter	85%	40.1%

1) Ms. Hanson's AIP bonus was paid out at 100% of target consistent with the terms of her waiver and release agreement.

2) Ms. Quinn's separation payment included an ex gratia payment based on annual base salary and annual AIP at 100% target. She was therefore not eligible for an additional discretional AIP payment.

3) 2024 Actual AIP Payout (as % of Target) reflects the earned payout (as a % of Target) based on performance, not accounting for the one-time changes to the AIP payments under Project Energize where cash equal to one-third of the bonus earned will be paid in March 2025; an amount equal to two-thirds of bonus earned plus an additional 10% premium will be issued in the form of AIP Bonus RSUs.

As it does each year, the TCC reviewed the design of the AIP to ensure it continued to best align with the strategic direction of the organization. For the 2025 AIP, all NEOs will continue to be measured on Total Perrigo AIP OI, AIP Net Sales and AIP Operating Cashflow. While Gross Margin is still an important metric, the TCC decided that greater focus and weighting on the other three metrics was better aligned with the Company's strategic priorities. Individual strategic performance will continue to modify up or down the funded amounts from the financial measures.

2025 NEO AIP

Total Perrigo Oper. Cash Flow 20%
Total Perrigo Adj. OI 50%
Total Perrigo Net Sales 30%

Long-Term Incentive Award Opportunities

Long-term stock-based compensation, awarded under our shareholder-approved LTIP, is intended to motivate and reward Perrigo employees, including the NEOs, for creating sustainable, long-term value, as reflected in the total shareholder return of Perrigo stock. Awards under the LTIP may be in the form of incentive stock options, non-statutory stock options, stock appreciation rights or stock awards, including restricted shares or restricted stock units, or performance stock or performance stock units. We provide long-term incentive opportunities to all eligible employees solely through stock-based awards.

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Executive Compensation

As a variable component of compensation, the amount realized from stock-based compensation will vary based on the long-term performance of Perrigo’s shares. In addition to share price performance, PSUs are only earned if specific, measurable financial and/or market-based performance-conditioned goals are achieved over the applicable performance periods.

The TCC sets stock-based award levels after consideration of an NEO’s position, review of market competitive reward and grant practices and the aggregate expense to Perrigo.

Equity Award Practices

During our regularly scheduled meetings in the first quarter of the calendar year, the independent directors approve all regular annual stock-based awards for the CEO, and the TCC approves all stock-based awards for the other NEOs, as well as the maximum potential total grants for other participating employees. All regular annual stock-based awards are granted on, and priced upon, the closing price of Perrigo stock on the fifth trading day after Perrigo publicly releases its year-end earnings or if delayed for business needs, the fifth trading day of the next appropriate month.

Off-cycle stock-based awards may be granted at various times during the year to new hires or to existing non-executive employees under special circumstances (e.g., promotions, retention, performance, etc.) through the shareholder-approved LTIP. Though they rarely occur, off-cycle stock-based awards may also be granted during the year to the executive officers other than the CEO with the approval of the TCC and to the CEO with the approval of the independent directors as permitted under the LTIP. Such awards are priced at the closing price of Perrigo’s shares on the day the awards are granted. No such awards were granted to the CEO or NEOs in 2024.

2024 – 2026 Regular Annual LTIP Awards

All of the NEOs received their annual LTIP award for 2024, which consisted of 50% PSU OI that may be earned based on achievement of 2024-2026 cumulative Adjusted OI goals, 20% rTSR-PSUs that may be earned based on our 2024-2026 rTSR performance versus the companies in the S&P 500, and 30% RSUs vesting ratably over three years. The table and chart below show the LTIP award values granted in fiscal 2024 for each of the NEOs.

	2024 – 2026 Awards
	Adj. OI-PSUs	rTSR-PSUs	RSUs	Total Grant Value(1)
Named Executive Officer	50%	20%	30%	100%
Patrick Lockwood-Taylor	$2,800,001	$1,099,675	$1,679,994	$5,579,670
Eduardo Bezerra	$999,996	$392,743	$599,991	$1,992,730
Kyle L. Hanson	$650,011	$255,272	$389,988	$1,295,272
Ronald Janish	$424,999	$166,914	$254,999	$846,912
Roberto Khoury	$401,379	$126,212	$665,822	$1,193,413
Grainne Quinn	$324,990	$127,636	$194,994	$647,620
Triona Schmelter	$899,987	$353,466	$539,986	$1,793,439

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Executive Compensation

1) Award amounts were calculated in accordance with ASC 718. The rTSR PSUs are valued using a Monte Carlo simulation; the value shown in the table above may not be exactly equal to 20% of each executive target LTI due to differences between the per-target-share Monte Carlo value and the closing stock price on the grant date.

LTIP and Pay-for-Performance

The LTIP is designed to align executive rewards with Perrigo performance and investor expectations, and we believe it is working. When Perrigo’s performance did not meet our targets, LTIP awards paid below target. As outlined in the chart below, taking into account the change in market value of our ordinary shares, only 66% of the 2022 – 2024 regular LTIP award value to our NEOs was realized.

*Target amounts were valued using the closing market price of our ordinary shares on the date of grant; $36.12 and $39.72 on March 7, 2022 and June 7, 2022. Realized amounts were valued using the closing market price of our ordinary shares on the date of vest; $37.71 and $33.72 for RSUs vesting on March 7, 2023 and June 7, 2023, $26.69 and $26.94 for RSUs vesting on March 7, 2024 and June 7, 2024, and $27.76 for RSUs and OI PSUs vesting on March 7, 2025 and June 7, 2025 (estimate). Realized amounts consider actual payout of 118% for OI PSUs and 0% for rTSR PSUs. Analysis excludes Ms. Quinn and Ms. Hanson as they separated from the business on July 31 and October 31, respectively.

Currency-Neutral Adjusted Operating Income PSUs

Fifty percent of each executive’s 2024 target annual grant value was in the form of PSUs that may be earned based on Adjusted OI measured over a three-year performance period. The TCC selected currency-neutral Adjusted Operating Income (“PSU OI”) as the applicable long-term performance measure for these PSUs because it directly aligns with our stated strategic long-term growth 3/5/7 objectives, specifically consistently delivering 5% annual Adjusted OI growth.

For the 2022 and 2023 grants of PSU OI awards, goals for the three-year period were set up front as follows: the target goal for the first year of the three-year performance period is based on the Board-approved annual financial plan, and the target goals for the second and third years of the three-year performance period are determined by applying a pre-determined 5% growth rate to the prior year’s actual PSU OI. Earned PSUs are based on the average of the vesting credit for each year in the three-year performance period.

For the 2024 grant cycle, the TCC changed the PSU OI program design to further align with investor preference to measure three-year cumulative PSU OI. Instead of measuring year-over-year growth separately for each year of the three-year performance period, the 2024-2026 PSU OI awards will be earned based on cumulative PSU OI dollars generated over the three fiscal years 2024, 2025 and 2026.

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Executive Compensation

Target PSU OI will be the sum of:

•
Adjusted Operating Income included in the 2024 Annual Financial Plan ("2024 Plan OI"); and
•
2024 Plan OI x 1.05; and
•
2024 Plan OI x 1.05 x 1.05.

The threshold goal was then set at 80% of this target PSI OI value, which would result in 50% of the target PSUs being earned. No PSUs will be earned if performance is below the threshold goal. The maximum goal was set at 120% of the target PSU OI value, which would result in 200% of the target PSUs being earned. Payout is linearly interpolated for performance between levels.

The following tables summarize the three-year cumulative PSU OI goals for the 2024-2026 performance period:

2024-2026 PSU OI

Target
CY2024 PSU OI	Cumulative for CY24-CY26
Maximum (>=120% of metric target performance pays 200% of Target PSUs)	$2,370.8
Target (100% of metric target performance pays 100% of Target PSUs)	$1,975.7
Threshold (80% of metric target performance pays 50% of Target PSUs)	$1,580.5
PSU OI Attainment	TBD
Performance as % Metric Target	TBD
Payout (Cumulative three- year performance as % of Target)	TBD

(1) PSU OI attainment for 2024-2026 PSU OI to be available with 2026 year-end financial results and definitive proxy statement.

The following table summarizes the status of the 2023-2025 PSU OI awards:

2023-2025 PSU OI

	Year 1	Year 2	Year 3
CY2023 PSU OI	(CY23)	(CY24)	(CY25)
Maximum (>=120% of metric target performance pays 200% of Target PSUs)	$756.0	$723.6	$766.7
Target (100% of metric target performance pays 100% of Target PSUs)	$630.0	$603.0	$638.9
Threshold (80% of metric target performance pays 50% of Target PSUs)	$504.0	$482.4	$511.1
Actual Attainment Baseline for 5% Growth Goal	$574.3	$608.5	TBD
PSU OI Attainment	$573.8	$612.6	TBD
Performance as % Metric Target	91%	102%	TBD
Payout as % of Target	78%	108%	TBD
Projected Payout (3 year average of Payout as % of Target)			TBD

(1)
PSU OI attainment for FY2023 reflects actual FY2023 Adjusted Operating Income attainment adjusted for a currency impact of $.5M versus plan. FY2023 target goal was set at 5% growth over FY2022 Actual Attainment Baseline.
(2)
PSU OI Attainment for FY2024 reflects actual FY 2024 Adjusted Operating Income attainment adjusted for a current impact of $4.1M versus 2023 actuals.
(3)
Actual and PSU OI Attainment for FY2025 to be available with 2025 year-end financial results and definitive proxy statement.

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Executive Compensation

The third year of the performance period for the 2022-2024 PSU OIs was fiscal 2024. The following table summarizes the PSU OI goals and actual results for the year, the corresponding payout for each year, and the resulting three-year average payout for the full performance period.

2022-2024 PSU OI

	Year 1	Year 2	Year 3
CY2022 PSU OI	(CY22)	(CY23)	(CY24)
Maximum (>=120% of metric target performance pays 200% of Target PSUs)	$663.1	$620.4	$723.6
Target (100% of metric target performance pays 100% of Target PSUs)	$552.6	$517.0	$603.0
Threshold (80% of metric target performance pays 50% of Target PSUs)	$442.1	$413.6	$482.4
Actual Attainment Baseline for 5% Growth Goal	$492.3	$574.3	$608.5
PSU OI Attainment	$532.7	$573.5	$612.6
Performance as % Metric Target	96%	111%	102%
Payout as % of Target	91%	155%	108%
Payout (3 year average of Payout as % of Target)			118%

(1)
PSU OI Attainment for FY2022 reflects actual FY2022 Adjusted Operating Income attainment adjusted for a currency impact of $40.4M versus plan. FY2023 target goal was set at 5% growth over FY2022 Actual Attainment Baseline.
(2)
Adjusted Actual Attainment for FY2023 reflects actual FY2023 Adjusted Operating Income attainment adjusted for a currency impact of $.76M versus 2022 actuals.
(3)
PSU OI Attainment for FY2024 reflects actual FY 2024 Adjusted Operating Income attainment adjusted for a current impact of $4.1M versus 2023 actuals.

Relative TSR PSUs

Twenty percent of each executive’s target annual grant value is in the form of Relative TSR PSUs ("rTSR PSUs"). The TCC selected rTSR as the applicable long-term performance measure for these PSUs to directly align the interests of the executive team with the long-term market performance of Perrigo’s shares. The inclusion of rTSR-PSUs in the overall LTIP mix also provides a relative external performance metric to balance the internal performance metric of PSU OI growth.

The number of rTSR PSUs earned can be 0 if the threshold goal is not achieved, or can range from 50% to 200% of the target number of rTSR PSUs based on Perrigo’s rTSR performance versus the companies in the S&P 500 over the three-year performance period, according to the following table:

2023-2025 Relative TSR Percentile Rank	Payout (% of Target Shares)

≥ 80th Percentile	200%

55th Percentile	100%

30th Percentile	50%

<30th Percentile	0%

Total shareholder return for Perrigo and the peer companies is calculated using an average of adjusted closing prices for the 20-trading day periods starting on the first and ending on the last day of the performance period. Payout for performance between levels is linearly interpolated. If our absolute TSR is negative, the maximum number of shares that may be earned is 100% of target, regardless of our relative performance. In addition, the overall earned value is capped at 500% of the target value.

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Executive Compensation

2022-2024 rTSR PSUs

The performance period for the 2022-2024 rTSR PSUs ended December 31, 2024. The Company’s relative TSR was below the 30th percentile versus the constituents of the S&P 500, and therefore no shares were earned under this award

LTI Program Changes for 2025

As it does every year, the TCC, together with management, reviewed the design of our incentive programs to ensure they optimally support our key strategic and financial objectives. As input into decisions on our go-forward designs, the TCC considers peer group and broader market practices with respect to incentive program design, as well as feedback from shareholders. For the 2025 LTI program, the TCC made two changes from the 2024 program: 1) replaced PSU OI with PSUs based on Free Cash Flow Return on Net Sales and 2) changed the comparison group of companies used to measure relative TSR.

2025-2027 PSU Free Cash Flow Return on Net Sales

During our robust engagement with shareholders on executive compensation issues, some shareholders suggested we consider including a return metric in our LTIP. Some also expressed a preference to avoid using the same measure in both short-term and long-term incentive plans. For these reasons, for the 2025 grant, the TCC replaced the PSU OIs with PSUs tied to Free Cash Flow Return on Net Sales (“FCF/NS”). The TCC and management, with the support of their independent consultant, evaluated a wide variety of alternatives, and determined that FCF/NS optimally supported our business strategy by holding management accountable for the conversion of net sales into free cash flow, which should ultimately drive shareholder value creation. FCF/NS goals at threshold, target and maximum for each of fiscal years 2025, 2026, and 2027 were established at the start of the performance period, reflecting our objective of continuous improvement in this return metric over time. At the end of the three-year period, and subject to the participants continued service through the three-year performance period, the payout will be based on the average of the payouts resulting from actual performance each year versus the pre-established goals.

2025-2027 rTSR PSUs

During the review of the rTSR PSU program, the TCC reviewed our comparison group for rTSR performance to ensure it included companies in similar or related industries that would be subject to similar macroeconomic factors as Perrigo. For the 2025-2027 rTSR PSUs, the Committee determined that the comparator group would consist of Perrigo's current executive compensation peer companies plus any other members of the S&P 1500 Consumer Staples Index that are categorized in the Personal Care, Packaged Food & Meat or Household Products sub-industries and that have annual revenues between $1 Billion - $20 Billion. For the 2025-2027 performance period, these companies are:

B&G Foods, Inc.	General Mills, Inc.	Pilgrim's Pride Corporation
Bausch Health Companies Inc.	Haleon plc	Post Holdings, Inc.
BellRing Brands, Inc.	Helen of Troy Limited	Prestige Consumer Healthcare Inc.
Cal-Maine Foods, Inc.	Herbalife Ltd.	Reckitt Benckiser Group plc
Campbell Soup Company	Hormel Foods Corporation	Spectrum Brands Holdings, Inc.
Central Garden & Pet Company	Inter Parfums, Inc.	The Clorox Company
Church & Dwight Co., Inc.	J&J Snack Foods Corp.	The Estée Lauder Companies Inc.
Colgate-Palmolive Company	John B. Sanfilippo & Son, Inc.	The Hain Celestial Group, Inc.
Conagra Brands, Inc.	Kellanova	The Hershey Company
Coty Inc.	Kenvue Inc.	The J. M. Smucker Company
e.l.f. Beauty, Inc.	Lamb Weston Holdings, Inc.	The Simply Good Foods Company
Edgewell Personal Care Company	Lancaster Colony Corporation	TreeHouse Foods, Inc.
Energizer Holdings, Inc.	McCormick & Company, Inc.	WK Kellogg Co
Flowers Foods, Inc.	Nu Skin Enterprises, Inc.

38	PERRIGO • 2025 PROXY STATEMENT

Executive Compensation

Other Policies, Practices and Guidelines

Executive Stock Ownership Guidelines

Consistent with our compensation philosophy of tying a significant portion of the total compensation to performance, our executive compensation program facilitates and encourages long-term ownership of Perrigo stock. Our stock ownership guidelines reinforce that philosophy by requiring executive officers to maintain specific levels of stock ownership.

Each executive officer is required to attain certain target levels of stock ownership. These ownership guidelines are expressed in terms of a multiple of base salary. The current ownership guidelines are as follows:

Chief Executive Officer: 6 times base salary

Executive Vice President: 3 times base salary

Senior Vice President (only if designated as Section 16 Officer): 2 times base salary

For purposes of determining an executive officer’s stock ownership, at least fifty percent (50%) must consist of (i) shares purchased on the open market, (ii) shares owned jointly with a spouse and/or children, (iii) shares acquired through the exercise of stock options or vesting of restricted shares or RSUs, or (iv) shares held through the Perrigo Company Profit-Sharing and Investment Plan. The balance of an executive officer’s stock ownership may be satisfied through (a) unvested but earned PSUs or RSUs that have not been forfeited, and (b) unvested service-based restricted shares or RSUs that have not been forfeited. Unearned PSUs and unexercised stock options do not count toward an executive’s ownership when measured against the requirement.

Until each executive officer attains the applicable target stock ownership level, he or she is required to retain a stated percentage of shares received through our incentive plans, including shares obtained through the exercise of stock options, vesting of restricted shares or RSUs, payout of PSUs and any other vehicle through which the individual acquires shares. At any time that an executive’s direct stock ownership is below the required levels set forth above, such executive may not sell any shares they already hold, and (i) with respect to restricted shares and units, he or she is restricted from selling more than 50% of the net shares received following the vesting of any PSUs or RSUs under any of the Company’s compensation plans, and (ii) with respect to stock options, he or she is restricted from selling more than 50% of the net value received upon the exercise of any stock option (i.e. after the cost of the option and taxes are remitted), such that at least 50% of the net value received upon the exercise of any stock option must be converted to directly owned shares.

As of the end of 2024, all of our executive officers, including our NEOs, were in compliance with these guidelines, either by satisfying applicable ownership levels or complying with the retention requirements.

Clawback Policy

In August of 2023 Perrigo adopted a Compensation Recovery Policy consistent with the final SEC rules and NYSE listing standards, and our AIP and 2019 LTIP (including in the LTIP grant documents), and Non-Qualified Deferred Compensation policies were all amended to include clawback provisions that require Perrigo to recover certain incentive compensation paid to an executive if Perrigo’s financial results are later restated due to the individual’s misconduct, including, without limitation, fraud or knowing illegal conduct.

Insider Trading, Anti-Hedging and Anti-Pledging Policy

The Company has adopted an insider trading policy and procedures governing the purchase, sale and other dispositions of its securities by directors, officers and employees of the Company itself. We believe this policy and related procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. Our insider trading policy prohibits executive officers and directors from trading in options, warrants, puts and calls or similar instruments on Perrigo securities and holding Perrigo securities in margin accounts, as well as from

PERRIGO • 2025 PROXY STATEMENT	39

Executive Compensation

pledging Perrigo securities as collateral for a loan. In addition, the policy prohibits our directors and all employees, including executive officers, from selling Perrigo securities “short,” engaging in “short sales against the box,” and entering into hedging or monetization transactions or similar arrangements with respect to Perrigo securities. A copy of our insider trading policy was filed as an Exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.

Compensation Risk Assessment

At the TCC's request, FW Cook conducted an assessment of Perrigo’s compensation policies and practices for 2024 to determine whether any practices might encourage excessive risk taking on the part of executives. This assessment included a review of Perrigo’s pay philosophy, competitive position, annual incentive arrangements (including broad-based incentive plans, based on an inventory of such plans that management provided to FW Cook) and long-term incentive arrangements (including RSU and PSU design, as well as potential mitigating factors such as stock ownership requirements, caps on incentive plan payouts, and recoupment policies).

After considering FW Cook’s assessment, the TCC concluded that our compensation programs are designed and administered with the appropriate balance of risk and reward in relation to our overall business strategy and are not designed in such a way to encourage executives and employees to take unnecessary risks that would be reasonably likely to have a material adverse effect on Perrigo.

Benefits and Perquisites

Retirement Benefits for US Employees: We offer retirement benefit plans to provide financial security and to facilitate employees’ saving for their retirement. We make annual contributions under our Perrigo Profit-Sharing and Investment Plan for employees, including the executive officers. We also make matching contributions up to the limits as defined in the applicable regulations under our 401(k) Plan to certain of our employees, including the NEOs.

Executive Benefits: We provide a limited number of perquisites to our NEOs. Benefits may include executive physical exams, relocation benefits, retirement benefits and financial counseling/tax advice.

Non-Qualified Deferred Compensation Plan for US Employees: We maintain a Non-Qualified Deferred Compensation Plan (“Deferred Compensation Plan”) that allows certain executives, including the NEOs, and other management level personnel to voluntarily elect to defer base salary and earned annual incentive awards. Under that plan, we provide annual profit-sharing contributions and matching contributions that cannot be provided under Perrigo’s Profit-Sharing and Investment Plan (“Tax-Qualified Plan”) because of the limitations of Sections 415 and 401(a)(17) of the Code. Code Section 415 limits the total annual additions to a participant’s account under the Tax-Qualified Plan to a specified dollar amount, which was $69,000 for 2024. Code Section 401(a)(17) limits total compensation that can be considered under the Tax-Qualified Plan. This limit was $345,000 for 2024. Due to these limits, certain Perrigo employees would not receive profit-sharing contributions and matching contributions under the Tax-Qualified Plan on their full compensation. Therefore, we provide affected employees who contribute to the Deferred Compensation Plan, including the NEOs, a company match and a profit-sharing contribution under the Deferred Compensation Plan that they would have been eligible for under the Tax-Qualified Plan but for the limitations under the Code.

Employment Agreements (Severance Benefits): We typically do not enter into employment agreements with our executives other than our CEO and non-U.S. executives, such as Mr. Khoury, Ms. Quinn, and Mr. Janish, where local laws require it. We entered into an employment agreement with Mr. Lockwood-Taylor when he was appointed as President and CEO in June 2023. In March 2023, based on Mr. Janish's move to Ireland and based on Irish law, we entered into an Irish Employment Agreement with Mr. Janish. When Ms. Quinn joined the Company in 2008, and based on Irish law, we entered into an Irish Employment Agreement, which was amended in 2025. In May 2024, Mr. Khoury joined the Company and based on Irish law, we entered into an Irish Employment Agreement with him. The key compensation terms of these agreements are summarized below.

Post-employment payments under employment agreements, as applicable, and the U.S. Severance Policy, and our Change in Control Severance Policy for U.S. Employees and the Perrigo Employee Severance Programme, Ireland are presented in the section entitled “Potential Payments Upon Termination or Change in Control” beginning on page 49.

40	PERRIGO • 2025 PROXY STATEMENT

Executive Compensation

All other NEOs, except Mr. Lockwood-Taylor, Ms. Quinn, Mr. Khoury and Mr. Janish, are subject to our general severance policy.

Mr. Lockwood-Taylor

Mr. Lockwood-Taylor's employment agreement became effective on June 30, 2023. Consistent with our emphasis on performance-based pay, the majority of Mr. Lockwood-Taylor's annual compensation is stock-based with the ultimate value realized based on Perrigo’s stock price performance. In accordance with his employment agreement, Mr. Lockwood-Taylor's compensation includes: a base salary; participation in the AIP; annual grants of equity under the LTIP; and participation in Perrigo’s other employee benefit plans.

Mr. Lockwood-Taylor did not receive a 2023 annual grant under the LTIP. The agreement outlines one-time Buy-Out Compensation offered in the form of $2,800,000 Restricted Stock Units and $1,500,000 in Equity Performance Stock Units expressly intended to offset the approximately $4,300,000 in unvested equity which was forfeited upon exiting his previous organization. The Independent Directors were intentional to ensure that a significant portion of this was performance based, subject to performance of PSU OI and aligned with the interest of shareholders.

In addition, the employment agreement offered initial benefits related to relocation to Grand Rapids, Michigan and payment of legal fees related to negotiation of his employment agreement.

The employment agreement provides for an initial term of two years, subject to automatic renewal thereafter for two-year periods unless either party provides 90 days’ prior notice of non-renewal. The agreement contains customary confidentiality obligations, non-competition restrictions for two years from the date of termination of employment and non-solicitation restrictions for two years from the date of termination of employment.

If Mr. Lockwood-Taylor were involuntarily terminated by us without cause or voluntarily terminated for good reason (as defined in the agreement), he would receive cash severance benefits and continued vesting of certain stock-based awards. The circumstances under which severance benefits are triggered and the resulting payouts are generally consistent with market practices.

In September of 2023, an amendment to Mr. Lockwood-Taylor's agreement was issued changing his place of employment from Grand Rapids, Michigan to Morristown, New Jersey negating the need for additional standard relocation support.

On February 21, 2024, the Company and Patrick Lockwood-Taylor entered into Amendment No. 2 to his Employment Agreement, which modified Mr. Lockwood-Taylor’s AIP target bonus opportunity for 2024 only from 120% of annual base salary to 40% of annual base salary. In consideration thereof, Mr. Lockwood-Taylor will receive an RSU grant under the LTIP in 2025 equal to two times the actual AIP bonus awarded for 2024 performance, plus 10% (the “RSU Grant”). The RSU Grant will be in addition to any annual award under the LTIP and will vest in two equal installments on the first and second anniversary of the grant date.

On February 26, 2025, the Company and Patrick Lockwood-Taylor entered into an amended and restated employment agreement extending his employment with the Company and amending certain compensation and other terms set forth therein. A copy of his employment agreement was filed as an Exhibit to our Current Report on Form 8-K filed on February 26, 2025.

Mr. Khoury

Mr. Khoury's Irish Employment Agreement became effective in May 2024. In accordance with this employment agreement, Mr. Khoury's compensation includes a base salary; participation in the AIP; annual grants of equity under the LTIP; and participation in Perrigo's other employee benefit plans.

The employment agreement also provides one-time buy-out compensation offered in the form of $425,000 of Restricted Stock Units subject to two-year ratable vesting. He also received a 2024 pro-rata LTI grant in the amount of $758,333 which was a mix of RSUs and PSUs subject to three-year ratable vesting.

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Executive Compensation

The employment agreement is indefinite and provides for three-months prior notice of termination by both parties. If Mr. Khoury were involuntarily terminated by us without cause or voluntarily terminated for good reason (as defined in the Perrigo Employee Severance Programme, Ireland), he would receive cash severance benefits and continued vesting of stock-based awards for twenty-four months. The agreement contains confidentiality provisions.

The agreement also contains relocation support consistent with what is required to enable a standard international relocation.

Mr. Janish

Mr. Janish's Irish Employment Agreement became effective in March 2023. In accordance with this employment agreement, Mr. Janish's compensation includes a base salary; participation in the AIP; annual grants of equity under the LTIP; and participation in Perrigo's other employee benefit plans.

The Employment Agreement has a fixed term ending on December 31, 2025 and requires three months' prior notice of termination by both parties. If Mr. Janish were involuntarily terminated by us without cause or voluntarily terminated for good reason (as defined in the Perrigo Employee Severance Programme, Ireland), he would receive cash severance benefits and continued vesting of stock-based awards for thirty-six months. The agreement contains confidentiality provisions.

The agreement also contains relocation support consistent with what is required to enable a standard international relocation on a fixed term basis.

Ms. Quinn

Ms. Quinn's Irish Employment Agreement became effective in November 2008 and was amended in November 2015. In accordance with this employment agreement, Ms. Quinn's compensation included a base salary; participation in the AIP; annual grants of equity under the LTIP; and participation in Perrigo's other employee benefits plans.

The term of the Employment Agreement was indefinite and requires three months' prior notice of termination by both parties. If Ms. Quinn were involuntarily terminated by us without cause or voluntarily terminated for good reason (as defined in the Perrigo Employee Severance Programme, Ireland) she would receive cash severance benefits and continued vesting of stock-based awards for twenty-four months. The Agreement contained confidentiality provisions. The Agreement terminated on 31 July 2024 and Ms. Quinn received cash severance pay and continued vested of stock-based awards for twenty-four months consistent with the Employee Severance Programme, Ireland.

42	PERRIGO • 2025 PROXY STATEMENT

Executive Compensation

Summary Compensation Table

The following table summarizes the compensation of our named executive officers for 2024, 2023 and 2022.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (1)	Stock Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Patrick Lockwood-Taylor	2024	1,200,000	—	6,252,342	(6)	305,760	36,727	7,794,829
CEO, President	2023	604,615	—	4,300,008		1,080,000	83,346	6,067,969

Eduardo Bezerra	2024	755,300	—	2,278,391	(6)	129,846	76,259	3,239,796
EVP, CFO	2023	721,000	—	1,854,825		436,800	38,767	3,051,392
	2022	437,500	200,000	1,875,395		549,976	9,150	3,072,021

Kyle L. Hanson	2024	442,000	—	1,295,272		405,600	1,109,809	3,252,681
Former EVP, General Counsel and Secretary	2023	618,000	—	1,339,638		304,200	21,750	2,283,588
	2022	350,000	—	1,571,020		371,319	8,550	2,300,889

Ronald Janish (5)	2024	595,361	—	1,040,632	(6)	88,055	768,863	2,492,912
EVP, Global Operations & Supply Chain & CTO	2023	622,913	—	875,904		294,824	439,078	2,232,720

Roberto Khoury (5)	2024	325,067	—	1,193,413		285,695	91,939	1,896,114
EVP, President CSCI

Grainne Quinn (5)	2024	280,534	—	647,620		—	2,238,360	3,166,514
Former EVP, Chief Medial Officer

Triona Schmelter	2024	750,000	—	1,981,051	(6)	85,278	22,857	2,839,185
EVP, President CSCA

1)
Represents any cash bonus with the exception of the Annual Bonus under the AIP (captured in the column “Non-Equity Incentive Plan Compensation”): for Mr. Bezerra, a sign-on bonus of $200,000, in 2022.
2)
Represents the full grant date fair value of stock awards granted in the years shown, calculated in accordance with U.S. GAAP. Stock awards include service-based restricted stock units and performance-based restricted stock units. For the performance-based stock awards, the amounts reported for PSU OI were valued assuming payout at target performance of 100% (the probable outcome of the relevant performance conditions as of the grant date), and the amounts reported for rTSR PSUs was based on the Monte Carlo value of the awards as of the grant date. See the Grants of Plan-Based Awards for 2022 table for additional information regarding the full grant date fair value for all stock awards. Additional weighted average valuation assumptions related to stock awards are included in the stockholders' equity note of the audited financial statements included in our Annual Report on Form 10-K for the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022.
3)
The compensation amounts set forth in the “Non-Equity Incentive Plan Compensation” column represent the AIP bonus earned for the relevant fiscal year period as described in the Compensation Discussion and Analysis section entitled 2023 Executive Compensation Program in Detail – Annual Incentive Award Opportunities. For 2024, one-third of these amounts was paid in cash and the remaining two-thirds, plus a 10% premium, was paid in AIP Bonus RSU Award. The amount shown in the table above for 2024 reflects the cash equivalent value.
4)
The 'All Other Compensation Detail' table below discloses the compensation amounts set forth in the “All Other Compensation” column of the Summary Compensation Table.
5)
Amounts paid to Mr. Janish, Mr. Khoury and Ms. Quinn were converted to U.S. dollars based on foreign currency exchange rates on December 31, 2024.
6)
For 2024, this amount includes the value of the AIP Bonus RSU Award issued to such executive in March 2025, which represents 2/3 of the earned AIP bonus amount for each executive, plus a 10% premium. The fair values of such awards were as follows: Mr. Lockwood-Taylor, $672,672; Mr. Bezerra, $285,661; Mr. Janish, $193,720; Ms. Schmelter, $187,612. See Executive Compensation - Annual Incentive Award Opportunities for more information.

PERRIGO • 2025 PROXY STATEMENT	43

Executive Compensation

All Other Compensation Detail

Name	Perquisites and Other Personal Benefits ($)(1)	Registrant Contributions to Defined Contribution Plans ($)(2)		Registrant Contributions to Non-Qualified Plans ($)	Tax Gross-up ($)(3)	Severance Payment ($)(4)	Total ($)
Patrick Lockwood-Taylor	—	20,250		16,477	—	—	36,727
Eduardo Bezerra	—	19,800		56,459	—	—	76,259
Kyle L. Hanson	426,000	20,250		39,559	—	624,000	1,109,809
Ronald Janish(5)	45,558	—	—	—	723,305	—	768,863
Roberto Khoury(5)	52,248	—	—	—	39,691	—	91,939
Grainne Quinn(5)	234,593	—	—	—	—	2,003,767	2,238,360
Triona Schmelter	4,000	18,857		—	—	—	22,857

1)
For Ms. Hanson represents $182,000 lump sum in exchange for the executive providing transition services and knowledge transfer services, $180,000 relocation payment, $15,000 transition service, $15,000 legal fees, $16,000 executive physical and $18,000 financial planning. For Mr. Janish represents $45,558 car allowance per Irish policy. For Mr. Khoury represents $25,885 car allowance and $26,363 Irish pension contributions. For Ms. Quinn, represents: $120,227 in lieu of contractual notice period in employment agreement, $48,092 untaken holidays, $51,779 Irish pension contributions, and $14,496 car allowance per Irish policy. For Ms. Schmelter represents an executive physical.
2)
Represents the Company’s contributions to 401(k) and Profit-Sharing Plans.
3)
For Mr. Janish represents taxes associated with standard relocation benefits and taxes used to equalize him to the relevant US tax rate while on an expatriate assignment in Dublin. For Mr. Khoury represents taxes associated with standard relocation benefits as outlined in our guidelines.
4)
Represents a payment as outlined in their severance agreement.
5)
Amounts paid to Mr. Janish, Mr. Khoury and Ms. Quinn were converted to U.S. dollars based on foreign currency exchange rates on December 31, 2024.

44	PERRIGO • 2025 PROXY STATEMENT

Executive Compensation

Grants of Plan-Based Awards for 2024

The following table provides information regarding equity and non-equity awards granted to the named executive officers during 2024. This table does not include the AIP Bonus RSUs, which were issued in March 2025. See Footnote 6 to the Summary Compensation Table for additional information.

					Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)				Estimated Future Payouts Under Equity Incentive Plans(4)				All Other Stock		Grant Date Fair Value
Name	Grant Date(1)		Award Date(2)		Threshold ($)	Target ($)	Maximum ($)		Threshold (#)	Target (#)	Maximum (#)		Awards # of units(5)		of Stock Awards($)(6)
Patrick Lockwood-Taylor	—	—	—	—	720,000	1,440,000	2,880,000	—	—	—	—	—	—	—	—
	4/5/2024(7)		2/21/2024		—	—	—		17,835	35,669	71,338		—		1,099,675
	4/5/2024(8)		2/21/2024		—	—	—		44,586	89,172	178,344		—		2,800,001
	4/5/2024		2/21/2024		—	—	—		—		—		53,503		1,679,994

Eduardo Bezerra	—	—	—	—	305,760	611,520	1,223,040	—	—	—	—	—	—	—	—
	4/5/2024(7)		3/12/2024		—	—	—		6,370	12,739	25,478		—		392,743
	4/5/2024(8)		3/12/2024		—	—	—		15,924	31,847	63,694		—		999,996
	4/5/2024		3/12/2024		—	—	—		—		—		19,108		599,991

Kyle L. Hanson	—	—	—	—	202,800	405,600	811,200	—	—	—	—	—	—	—	—
	4/5/2024(7)		2/21/2024		—	—	—		4,140	8,280	16,560		—		255,272
	4/5/2024(8)		2/21/2024		—	—	—		10,351	20,701	41,402		—		650,011
	4/5/2024		2/21/2024		—	—	—		—		—		12,420		389,988

Ronald Janish	—	—	—	—	193,492	386,985	773,970	—	—	—	—	—	—	—	—
	4/5/2024(7)		2/21/2024		—	—	—		2,707	5,414	10,828		—		166,914
	4/5/2024(8)		2/21/2024		—	—	—		6,768	13,535	27,070		—		424,999
	4/5/2024		2/21/2024		—	—	—		—		—		8,121		254,999

Roberto Khoury	—	—	—	—	208,972	417,944	835,887	—	—	—	—	—	—	—	—
	6/7/2024(7)		2/5/2024		—	—	—		2,980	5,959	11,918		—		126,212
	6/7/2024(8)		2/5/2024		—	—	—		7,450	14,899	29,798		—		401,379
	6/7/2024		2/5/2024		—	—	—		—		—		24,715		665,822

Grainne Quinn	—	—	—	—	156,297	312,595	625,190	—	—	—	—	—	—	—	—
	4/5/2024(7)		2/21/2024		—	—	—		2,070	4,140	8,280		—		127,636
	4/5/2024(8)		2/21/2024		—	—	—		5,175	10,350	20,700		—		324,990
	4/5/2024		2/21/2024		—	—	—		—		—		6,210		194,994

Triona Schmelter	—	—	—	—	318,750	637,500	1,275,000	—	—	—	—	—	—	—	—
	4/5/2024(7)		2/21/2024		—	—	—		5,733	11,465	22,930		—		353,466
	4/5/2024(8)		2/21/2024		—	—	—		14,331	28,662	57,324		—		899,987
	4/5/2024		2/21/2024		—	—	—		—		—		17,197		539,986

1)
Actual date of grant.
2)
Date on which the TCC approved the award.
3)
These columns show the dollar range of potential payout for fiscal 2024 performance under the Annual Incentive Bonus Plan as described in the section titled 2024 Executive Compensation Program in Detail - Annual Incentive Award Opportunities in the Compensation Discussion and Analysis. The target values are based on a percentage of each executive's salary. The maximum incentive award opportunity for any individual participant was 200% of the target award. In addition, the TCC, or the Board in the case of the CEO, had the discretion to adjust any named executive officer's award up by as much as 50% or down by as much as 100% based on individual performance. The actual payments for fiscal 2024 non-equity incentive awards are shown in the Summary Compensation Table in the column titled "Non-Equity Incentive Plan Compensation."
4)
These columns show the range of performance-based restricted stock units that were granted in fiscal 2024 and that could be earned in fiscal 2027 under the LTIP, depending on whether specific performance goals are achieved over a three-year applicable performance period, as described in the section titled 2024 Executive Compensation Program in Detail - Long-term Incentive Award Opportunities in the Compensation Discussion and Analysis. Earned awards, if any, can range from 0% to 200% of the target number of shares.
5)
This column shows the service-based restricted stock units granted during 2024. These awards vest in three equal installments on each grant anniversary.
6)
Amounts are computed in accordance with U.S. GAAP and are included in the Summary Compensation Table in the applicable columns titled "Stock Awards". For the PSU OI awards, the amounts disclosed are computed based on a target performance of 100%, which is the probable outcome of the relevant performance conditions as

PERRIGO • 2025 PROXY STATEMENT	45

Executive Compensation

of the April 5, 2024 grant date. The grant-date fair value of the PSU OI awards was $31.40 per target share. For the rTSR PSUs, the amounts disclosed reflect the Monte Carlo value of the award as of the April 5, 2024 grant date. The grant-date fair value of the rTSR PSU awards was $30.83 per target share.
7)
Grant of rTSR PSU.
8)
Grant of PSU OI.

Outstanding Equity Awards at 2024 Year End

The following table sets forth information detailing the outstanding equity awards held on December 31, 2024, by each of our NEOs.

		Option Awards					Stock Awards
Name	Option / Stock Award Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date		Number of Units of Stock That Have Not Vested (#)	Market Value of Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Units That Have Not Vested ($) (3)
	7/10/2023	—	—	—	—		56,651	1,411,176	17,906	446,038
Patrick	4/5/2024	—	—	—	—		53,503	1,332,760	59,775	1,488,995
Lockwood-Taylor	—	—	—	—	—		—	—	—	—
	—	—	—	—	—		—	—	—	—

	6/7/2022	—	—	—	—		4,531	112,867	35,121	874,864
Eduardo Bezerra	3/6/2023	—	—	—	—	—	9,740	242,623	24,107	600,505
	4/5/2024	—	—	—	—	—	19,108	475,980	21,348	531,779

	7/8/2022	—	—	—	—		2,676	66,659	20,742	516,683
Kyle L. Hanson	3/6/2023	—	—	—	—		7,034	175,217	17,411	433,708
	4/5/2024	—	—	—	—		12,420	309,382	13,876	345,651

	2/26/2016	4,558	—	129.23	2/26/2026		—	—	—	—
Ronald Janish	6/6/2017	9,586	—	70.34	6/6/2027		—	—	—	—
	3/8/2018	8,679	—	85.06	3/8/2028		—	—	—	—
	3/7/2022	—	—	—	—		2,941	73,260	22,797	567,873
	3/6/2023	—	—	—	—		4,599	114,561	11,384	283,575
	4/5/2024	—	—	—	—		8,121	202,294	9,073	226,008

Roberto Khoury	—	—	—	—	—		—	—	—	—
	6/7/2024	—	—	—	—		24,715	615,651	9,987	248,776

	2/26/2016	1,440	—	129.23	2/26/2026		—	—	—	—
Grainne Quinn	6/6/2017	3,282	—	70.34	6/6/2027		—	—	—	—
	3/8/2018	4,385	—	85.06	3/8/2028		—	—	—	—
	3/7/2022	—	—	—	—		2,249	56,023	17,433	434,256
	3/6/2023	—	—	—	—		3,517	87,608	8,705	216,842
	4/5/2024	—	—	—	—		6,210	154,691	6,938	172,826

	10/6/2023	—	—	—	—		3,939	98,120	9,751	242,897
Triona Schmelter	4/5/2024	—	—	—	—		17,197	428,377	19,213	478,596
	—	—	—	—	—		—	—	—	—

46	PERRIGO • 2025 PROXY STATEMENT

Executive Compensation

1)
For better understanding of this table, this column has been added to show the grant date of all stock options and equity awards outstanding at fiscal year-end.
2)
All stock option awards vest one-third per year over three years beginning on the anniversary of the grant.
3)
The market value of these unvested awards was calculated using the closing price of our ordinary shares as of December 31, 2024, which was $24.91.
4)
Performance-based restricted stock units are earned and vest, if at all, three years from the grant date, depending on our performance over three full years for the fiscal 2022, 2023 and 2024 grants, as more fully described in the section entitled 2024 Executive Compensation Program in Detail - Long-Term Incentive Award Opportunities in the Compensation Discussion and Analysis. As of December 31, 2024, the number of unearned units for the 2022 award was calculated using vesting credits of 91%, 155% and 99% for 2022, 2023 and 2024, respectively; the number of unearned units for the 2023 award was calculated using vesting credits 78% and 99% for 2023 and 2024, respectively, and assuming 100% for 2024; the number of unearned units for the 2024 award was calculated using a vesting credit of 81% for 2024, and assuming 100% for 2025 and 2026.

Option Exercises and Stock Vested in 2024

The following table provides information for each NEO concerning the vesting of restricted stock during 2024. No NEO exercised options in 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Patrick Lockwood-Taylor	40,163	1,090,827
Eduardo Bezerra	9,402	258,890
Kyle L. Hanson	6,194	167,647
Ronald Janish	19,119	530,242
Roberto Khoury	—	—
Grainne Quinn	14,619	405,439
Triona Schmelter	3,611	90,022

1)
Represents service-based restricted stock units and performance-based restricted stock units issued under the LTIP.
2)
The value realized on vesting was calculated using the closing price of Perrigo shares on the day the awards vested.

Non-Qualified Deferred Compensation in 2024

The Deferred Compensation Plan allows participants to defer as much as 80% of base salary and 100% of incentive compensation with no dollar amount cap. Participation in the plan is limited to the executive officers (including the NEOs) and other management level personnel. Amounts deferred under the Deferred Compensation Plan earn a return based on measurement funds made available to participants, which are determined by the retirement plan committee. These measurement funds mirror several of the investment choices available in our 401(k) Plan, with the exception of Company stock and Target Date Funds, which are not an investment option in the Deferred Compensation Plan. There are also model portfolios in the Deferred Compensation Plan that are not in the 401(k) Plan. Participants elect the form and timing of distributions of their Deferred Compensation Plan deferrals prior to the year in which it is deferred. Participants may change their distribution elections, however, changes must be made 12 months in advance and are subject to a five-year delay. Participants may elect in-service distributions to be paid in a lump sum up to five annual installments; in-service deferrals must remain in the Deferred Compensation Plan for at least three years prior to distribution. Participants may elect to receive their retirement/termination distributions in a lump sum or annual installments (up to 15 years) upon separation from service. If a participant’s in-service distribution was not paid prior to a separation from service, the in-service distribution will be paid according to their retirement/termination distribution election. All participants with an account balance subject to Section 409A of the Internal Revenue Code may not begin receiving retirement/termination distributions earlier than the first day of the seventh month following a separation from service.

PERRIGO • 2025 PROXY STATEMENT	47

Executive Compensation

The following table sets forth information relating to the Deferred Compensation Plan.

Name	Executive Contributions in Last FY ($) (1)	Perrigo Contributions in Last FY ($)(2)	Aggregate Earnings (Losses) in Last FY ($)*	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FY ($)(3)
Patrick Lockwood-Taylor	1,089,662	16,477	81,009	—	1,208,430
Eduardo Bezerra	117,572	56,459	30,489	—	397,272
Kyle L. Hanson	47,814	39,559	15,262	—	205,439
Ronald Janish	—	—	—	—	—
Roberto Khoury	—	—	—	—	—
Grainne Quinn	—	—	—	—	—
Triona Schmelter	—	—	—	—	—

1)
Of the total amounts shown in this column, the following amounts are included in the Summary Compensation Table as 2024 salary: Mr. Lockwood-Taylor, $1,089,662, Mr. Bezerra, $117,572, Ms. Hanson, $47,814; and the following additional amounts are included for 2024 in the Summary Compensation Table in the column entitled Non-Equity Incentive Plan Compensation: Mr. Lockwood-Taylor, $1,089,662, Mr. Bezerra, $87,360, Ms. Hanson, $21,294.
2)
These amounts are included in the Summary Compensation Table as All Other Compensation in the column “Registrant Contributions to Non-Qualified Plans.”
3)
In addition to the amounts in footnote 1, this column includes the following amounts included in the Summary Compensation Table in the columns entitled (i) Salary (for fiscal year 2023): Mr. Lockwood-Taylor, $20,000, Mr. Bezerra, $28,840, Ms. Hanson, $49,440, Mr. Janish, $8,671; (ii) Non-Equity Incentive Plan Compensation (for fiscal year 2023): Mr. Bezerra, $109,995, Ms. Hanson, $25,992, Mr. Janish, $11,008; (i) Salary (for fiscal year 2022): Mr. Bezerra, $12,833, Ms. Hanson, $15,000.

* We do not pay above-market or preferential interest or earnings on amounts deferred under the Deferred Compensation Plan.

48	PERRIGO • 2025 PROXY STATEMENT

Potential Payments Upon Termination or Change-in-Control

Potential Payments Upon Termination or Change-in-Control

All of our current NEOs participate in our AIP and LTIP and all but Mr. Janish, Ms. Quinn and Mr. Khoury have the ability to participate in our Deferred Compensation Plan. In addition, all of our current NEOs, other than Messrs. Lockwood-Taylor, Janish and Khoury and Ms. Quinn, are covered by our U.S. Severance Policy, and our Change in Control Severance Policy for U.S. Employees. These plans and policies may require us to provide compensation to these officers in the event of a termination of employment or a change-in-control of Perrigo. Mr. Lockwood-Taylor's agreement provides that he would receive compensation under his respective employment agreement in the event of a termination of employment or a change-in-control of Perrigo; however, any severance benefits payable under his agreement will only occur in the event of a termination of employment that, when following a change-in-control of Perrigo, results in a “double trigger” for severance benefits. The TCC retains discretion to provide additional benefits to executive officers upon termination or resignation if it determines the circumstances so warrant.

The following table sets forth the expected benefits to be received by each current NEO, in addition to the amounts shown in the Non-Qualified Deferred Compensation 2024 table on page 48 in the event of termination resulting from various scenarios and assuming a termination date of December 31, 2024, the last business day of 2024, and a stock price of $32.18, our closing stock price on that date. For Ms. Hanson and Ms. Quinn, this table shows actual benefits received upon the termination of their employment in September 2024 and July 2024 respectively. Assumptions and explanations of the numbers included in the table below are set forth in the footnotes to, and in additional text following, the table. Assumptions and explanations of the numbers included in the table below are set forth in the footnotes to, and in additional text following, the table.

PERRIGO • 2025 PROXY STATEMENT	49

Potential Payments Upon Termination or Change-in-Control

Name and Benefits	Change in Control(1) ($)		Death, Disability, Retirement(2) ($)	Termination for Cause or Without Good Reason ($)	Termination Without Cause or for Good Reason(3) ($)	Involuntary Termination for Economic Reasons(3) ($)
Patrick Lockwood-Taylor
Cash	5,280,000		1,440,000	—	3,360,000	3,360,000
Equity Awards
Service-Based Restricted Stock	2,743,936		2,743,936	—	2,743,936	2,743,936
Performance-Based Restricted Stock	3,865,783		1,935,034	—	1,935,034	1,935,034
Stock Options	—		—	—	—	—
Other Benefits	—		—	—	—	—
Total Estimated Incremental Value	11,889,719		6,118,970	—	8,038,970	8,038,970
Eduardo Bezerra
Cash	2,751,841		611,520	—	764,400	764,400
Equity Awards
Service-Based Restricted Stock	831,471		831,471	—	831,471	831,471
Performance-Based Restricted Stock	2,750,039		2,007,148	—	2,007,148	2,007,148
Stock Options	—		—	—	—	—
Other Benefits	15,000		—	—	15,000	15,000
Total Estimated Incremental Value	6,348,351		3,450,139	—	3,618,019	3,618,019
Kyle L. Hanson
Cash	—	—	—	—	624,000	—
Equity Awards
Service-Based Restricted Stock	—	—	—	—	551,258	—
Performance-Based Restricted Stock	—	—	—	—	1,296,042	—
Stock Options	—	—	—	—	—	—
Other Benefits(4)	—	—	—	—	426,000	—
Total Estimated Incremental Value	—	—	—	—	2,897,301	—
Ronald Janish
Cash	2,482,579		386,985	—	2,482,579	2,482,579
Equity Awards
Service-Based Restricted Stock	390,116		390,116	—	390,116	390,116
Performance-Based Restricted Stock	1,385,967		1,077,457	—	1,077,457	1,077,457
Stock Options	—		—	—	—	—
Other Benefits	—	—	—	—	—	—
Total Estimated Incremental Value	4,258,662		1,854,558	—	3,950,152	3,950,152
Roberto Khoury
Cash	2,438,005		417,944	—	2,438,005	2,438,005
Equity Awards
Service-Based Restricted Stock	615,651		615,651	—	615,651	615,651
Performance-Based Restricted Stock	519,573		248,776	—	248,776	248,776
Stock Options	—		—	—	—	—
Other Benefits	—	—	—	—	—	—
Total Estimated Incremental Value	3,573,228		1,282,370	—	3,302,432	3,302,432
Grainne Quinn
Cash	—	—	—	—	2,003,767	—
Equity Awards
Service-Based Restricted Stock	—	—	—	—	298,322	—
Performance-Based Restricted Stock	—	—	—	—	823,923	—
Stock Options	—	—	—	—	—	—
Other Benefits(4)	—	—	—	—	234,593	—
Total Estimated Incremental Value	—	—	—	—	3,360,606	—
Triona Schmelter
Cash	1,500,000		637,500	—	750,000	750,000
Equity Awards
Service-Based Restricted Stock	526,498		526,498	—	526,498	526,498
Performance-Based Restricted Stock	1,343,048		721,493	—	721,493	721,493
Stock Options	—		—	—	—	—
Other Benefits	—	—	—	—	—	—
Total Estimated Incremental Value	3,369,545		1,885,491	—	1,997,991	1,997,991

1)
In the event of termination in connection with a change in control, all currently serving NEOs will receive immediate vesting on all equity vehicles (value at target for PSUs). Additionally, Mr. Lockwood-Taylor, Ms. Schmelter, and Mr. Bezerra will receive two times the sum of salary and annual bonus, plus a pro-rated bonus, if applicable; Mr. Khoury, and Mr. Janish will receive the same amount as in the event of termination without cause or involuntary termination for economic reasons.
2)
In the event of death, disability or retirement, all NEOs will receive immediate vesting on RSUs and NQSOs. PSUs will vest based on actual performance at the end of the original performance periods.

50	PERRIGO • 2025 PROXY STATEMENT

Potential Payments Upon Termination or Change-in-Control

3)
In the event of termination without cause or involuntary termination for economic reasons, Mr. Lockwood-Taylor's severance treatment is determined by his respective agreement; Mr. Bezerra's and Ms. Schmelter's's by the Perrigo Company plc U.S. Severance Policy Amended and Restated Effective February 13, 2019; Mr. Janish and Mr. Khoury's by the Perrigo Employee Severance Programme, Ireland. RSUs, PSUs and NQSOs will continue to vest for 24 months under their original vesting schedule. PSUs will vest based on actual performance at the end of the original performance periods.
4)
Other benefits include career transition services up to $15,000 for Mr. Bezerra and Ms. Schmelter.

Employment Agreement with Chief Executive Officer

Mr. Lockwood-Taylor, President and CEO joined Perrigo in June 2023. We set Mr. Lockwood-Taylor's annual target Total Direct Compensation at a competitive rate of $8,240,000 situated between the 25th and the 50th percentile of our executive compensation peer companies.

Patrick Lockwood-Taylor 2024 Target Compensation
Base	$1,200,000
Annual Incentive Award	$1,440,000
Long-Term Incentive Award	$5,600,000
Total Direct Compensation	$8,240,000

Mr. Lockwood-Taylor's employment agreement provides that his employment may be terminated during the term of the agreement under the following circumstances:

•
upon Mr. Lockwood-Taylor's death or disability; or
•
by Perrigo with or without cause (as defined in the agreement).

Potential Payments Upon Termination or Change in Control

•
by mutual agreement; or
•
by Mr. Lockwood-Taylor with good reason (as defined in the agreement).

If during the term of this agreement Mr. Lockwood-Taylor's employment were terminated by us without cause or by him for good reason and he agrees to a release of claims against Perrigo, he would also be entitled to compensation and benefits earned to that date, as well as:

•
a prorated annual bonus for the year of termination (determined based on actual performance);
•
payment of an amount equal to 18 months of his then-current salary and target bonus, payable in a lump sum;
•
a payment of health insurance premiums for 18 months, but only if Mr. Lockwood-Taylor is not entitled to health insurance coverage from another employer-provided plan; and
•
For his 2023 one-time sign on LTI RSU and PSU grants only, continued vesting of any unvested RSUs and PSUs related to those grants; and
•
twenty-four months continued vesting of all other unvested RSUs and PSUs, and in the case of PSUs, PSUs will vest or be forfeited based on the attainment of performance goals.

If any such termination without cause or for good reason were to occur within 24 months following a change in control, Mr. Lockwood-Taylor would be entitled to the same benefits as listed above, except he would be entitled to:

•
a cash payment of an amount equal to 24 months of his then-current salary and target bonus rather than 18 months;
•
a cash payment equal to the cost of health insurance premiums for six months; and
•
immediate vesting of all equity incentive awards granted to him, and in the case of PSUs, based on “target” levels of achievement.

PERRIGO • 2025 PROXY STATEMENT	51

Potential Payments Upon Termination or Change-in-Control

If Mr. Lockwood-Taylor were terminated for cause, he would receive compensation and benefits earned to date. If Mr. Lockwood-Taylor's employment were terminated for death or disability, he would receive compensation and benefits earned to date, including payment for unused vacation days, as well as a prorated annual bonus for the year of termination (determined based on actual performance).

Payments Under the Annual Incentive Plan

Generally, no portion of the payments under the AIP is considered earned or payable for a particular year unless the NEO is employed by us and in good standing on the incentive bonus payment date. The AIP, however, may require us to make payments to NEOs who are no longer employed by us on the incentive bonus payment date under the following circumstances:

•
retirement at age 65 or older;
•
retirement at age 60 or older with at least 10 years of service;
•
early retirement of a named executive officer under an early retirement plan approved by the TCC;
•
permanent disability as determined by the TCC; or
•
death.

Under all circumstances listed above, the NEO, or the executive officer’s estate in the case of death, will be entitled to a pro rata portion of any payment under the AIP for that fiscal year, computed to the date of the termination.

An NEO eligible to receive a post-termination payment under the AIP will be paid in a lump sum within a reasonable time after the close of the fiscal year in which termination occurred.

Payments Under the Long-Term Incentive Plan

If a NEO terminates employment with us due to death, disability or retirement, the executive officer’s (i) outstanding options will immediately vest in full, (ii) service-vesting restricted stock units will be free of any restriction period; and (iii) PSUs will vest or be forfeited based on the attainment of performance goals. The outstanding options may be exercised in whole or in part by the participant or his/her fiduciary, beneficiary or conservator, as applicable, at any time prior to their respective expiration dates. For LTIP awards granted prior to November 1, 2023, "Retirement" is defined as a termination occurring (i) pursuant to a voluntary early retirement program approved by the Board or TCC, (ii) after attaining age 65, or (iii) after attaining age 60 with ten or more years of service with the Company. For LTIP awards after November 1, 2023, "Retirement" is defined as a termination occurring (i) pursuant to a voluntary early retirement program approved by the Board or TCC, (ii) after attaining age 65, or (iii) after attaining age 60 with five or more years of service with the Company.

If an NEO is involuntarily terminated for economic reasons, the executive officer may exercise the executive officer’s options, to the extent vested, at any time prior to the earlier of (i) the date that is 30 days after the date that is 24 months after the termination date, or (ii) their respective expiration dates. Any options, RSUs and PSUs that are not vested on the termination date but are scheduled to vest during the 24-month period following the termination date, according to the vesting schedule in effect before termination, will vest as if the participant had continued to provide services to us during the 24-month period. Any unvested options, RSUs and PSUs that are not scheduled to vest during that 24-month period will be forfeited on the termination date. If an NEO who is involuntarily terminated for economic reasons should die while the executive officer’s options remain exercisable, the fiduciary of the NEO’s estate or the executive officer’s beneficiary may exercise the options (to the extent that those options were vested and exercisable prior to the named executive officer’s death) at any time prior to the later of the date that is (i) 30 days after the date that is 24 months after the NEO’s termination date, or (ii) 12 months after the date of death, but in no event later than the respective expiration dates of the options.

52	PERRIGO • 2025 PROXY STATEMENT

Potential Payments Upon Termination or Change-in-Control

Upon an event of termination for any reason during the restriction period, restricted shares and restricted stock units still subject to restriction generally will be forfeited by the NEO and reacquired by Perrigo. Subject to the one-year minimum vesting requirements of the LTIP, we may in our sole discretion waive in whole or in part any or all remaining restrictions with regard to an NEO’s shares.

If an NEO is terminated for cause, any restricted shares or restricted stock units subject to a restriction period will be forfeited and the executive officer’s right to exercise the executive officer’s options will terminate. If within 60 days after an NEO is terminated for any reason, we discover circumstances that would have permitted us to terminate an NEO for cause, any shares, cash or other property paid or delivered to the NEO within 60 days of such termination date will be forfeited and the NEO must repay those amounts to Perrigo.

If the NEO is terminated for any reason other than those described above, the NEO will have the right to exercise the executive officer’s options at any time prior to the earlier of (i) the date that is three months after the termination date, or (ii) their respective expiration dates, but only to the extent that those options were vested prior to the termination date. Any options or RSUs and PSUs that are not vested at the termination date will be forfeited on the termination date. If an NEO dies after the termination date while the executive officer’s options remain exercisable and the termination was not due to death, disability, retirement or an involuntary termination for cause or due to economic reasons, the fiduciary of the NEO’s estate or the executive officer’s beneficiary may exercise the options (to the extent that those options were vested and exercisable prior to the executive officer’s death) at any time prior to the earlier of (i) 12 months after the date of death, or (ii) their respective expiration dates.

Regardless of the vesting requirements that otherwise apply to an award under the LTIP as described above, if the NEO is terminated by reason of a termination without “cause” (as is defined in the applicable Award Agreement) or a separation for “good reason” (as defined in the applicable Award Agreement) on or after a Change in Control and prior to the two year anniversary of the Change in Control (as defined in the LTIP, which is a double trigger), options and RSUs outstanding under the LTIP as of the date of the change in control that have not vested will become vested and the options will become fully exercisable. The restrictions and deferral limitations applicable to any restricted shares and units will lapse and such restricted shares and service vesting RSUs will become free of all restrictions and limitations and will become fully vested and transferable. In addition, upon a change in control, all performance awards will be considered to be earned and payable in full, and any deferral or other restriction will lapse, and the performance awards will be immediately settled and distributed. The restrictions and deferral limitations and other conditions applicable to any other stock unit awards or any other awards will lapse, and those other stock unit awards and other awards will become free of all restrictions, limitations or conditions and will become fully vested and transferable to the full extent of the original grant.

The above discussion described the default rules applicable to awards. The TCC has the discretion to establish different terms and conditions relating to the effect of the NEO’s termination date on awards under the LTIP.

Payments Under the Non-Qualified Deferred Compensation Plan

If an NEO is terminated for any reason other than death, the executive officer will receive a termination benefit under the Deferred Compensation Plan equal to the executive officer’s account balance. The Non-Qualified Deferred Compensation in 2024 table on page 48 reflects account balances as of the end of 2024.

This termination benefit will be paid to the NEO in a lump sum or under an annual installment method of up to 15 years, based on the NEO’s choice when the executive officer began participation in the plan or as the executive officer subsequently changed the election. If the NEO did not make an election with respect to method of payment for a termination benefit, the executive officer will be deemed to have elected to be paid in a lump sum. A lump sum payment of the termination benefit will be made, or annual installments will commence, as of the first day of the seventh month following the date the NEO terminates the executive officer’s employment with us.

An NEO’s beneficiary will receive a survivor benefit equal to the NEO’s account balance if the NEO dies before the executive officer commences payment under the Deferred Compensation Plan. The survivor benefit will be paid to the NEO’s beneficiary in a lump sum payment as soon as administratively practicable, but in no event later than the last day

PERRIGO • 2025 PROXY STATEMENT	53

Potential Payments Upon Termination or Change-in-Control

of the calendar year in which the NEO’s death occurs or, if later, by the 15th day of the third month following the NEO’s death.

Payments Under the Change-in-Control Severance Policy for U.S. Employees

On February 13, 2019, we amended and restated our broad-based Change-in-Control Severance Policy for U.S. Employees to modify the definition of change in control thereunder as it pertains to a change in incumbent directors. As amended, any director whose initial assumption of office was in connection with an actual or threatened proxy solicitation may nonetheless be deemed an incumbent director following such time as such director has been both (i) recommended by our NGC for election as a director of the Company and (ii) elected by the Company’s shareholders to serve on the Board of Directors of the Company at three successive annual general meetings.

The change in control policy provides that upon a qualifying termination of employment within two years following a change-in-control, a named executive officer (other than the CEO and non-U.S. NEO), would receive a lump sum severance payment equal to two times the sum of the executive officer’s base salary and target bonus opportunity, and a prorated annual bonus for the year of termination, based on actual performance.

In addition, the NEO would receive payment of health insurance premiums for 18 months, followed by a cash payment equal to the cost of such premiums for another six months, but only if the executive officer is not otherwise entitled to health insurance coverage under another employer-provided plan and is enrolled in the Perrigo health insurance coverage at the time of the termination.

Payments Under the U.S. Severance Policy

On February 13, 2019, we amended and restated our broad-based severance policy for U.S. employees to modify the definition of change in control thereunder as it pertains to a change in incumbent directors. As amended, any director whose initial assumption of office was in connection with an actual or threatened proxy solicitation may nonetheless be deemed an incumbent director following such time as such director has been both (i) recommended by our NGC for election as a director of the Company and (ii) elected by the Company’s shareholders to serve on the Board of Directors of the Company at three successive annual general meetings.

Our broad-based severance policy provides that, upon a qualifying termination of employment not within two years following a change in control, an eligible named executive officer, other than the CEO and non-U.S. NEO, would receive a severance payment equal to 52 weeks of the executive officer’s base salary, payable in installments or a lump sum, and a pro rata bonus payment for the year in which the termination occurs, based on actual performance.

In addition, the NEO would receive payment of health insurance premiums for 12 months, but only if the executive officer is not entitled to health insurance coverage under another employer-provided plan and is enrolled in the Perrigo health insurance coverage at the time of the termination.

Payments Under The Perrigo Employee Severance Programme, Ireland

On November 1, 2022 The Perrigo Employee Severance Programme, Ireland ("The Severance Programme") was amended and approved for a further period of three years. The broad-based severance programme provides that, upon a qualifying termination of employment, both within or not within two years following a change in control as defined in the U.S. severance policies, an eligible NEO, would receive a discretionary ex-gratia payment in the amount of 2.5 times the sum of the executive officer's base compensation and target annual bonus for the year in which the severance date occurs.

54	PERRIGO • 2025 PROXY STATEMENT

Potential Payments Upon Termination or Change-in-Control

In addition, the NEO would receive statutory entitlements, notice or payment in lieu of notice, accrued holiday pay, individual pension advice from Mercer, our outplacement service provider and the ability to continue health insurance on an individual membership at the NEO's own cost.

PERRIGO • 2025 PROXY STATEMENT	55

Talent & Compensation Committee Report

Talent & Compensation Committee Report

The TCC of our Board of Directors consists of five directors, each of whom is independent, as defined under SEC rules and the NYSE standards.

The TCC has reviewed and discussed the Compensation Discussion and Analysis with management. Based on the review and discussions, the TCC recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement and incorporated by reference into Perrigo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

THE TALENT & COMPENSATION COMMITTEE

Jeffrey B. Kindler, Chair
Bradley A. Alford
Julia M. Brown Katherine C. Doyle Orlando D. Ashford

Equity Compensation Plan Information

The table below provides information about Perrigo’s ordinary shares that may be issued upon the exercise of options and rights under all of our equity compensation plans as of December 31, 2024. Shareholder-approved plans include our LTIP, as well as our Employee Stock Option Plan and Non-Qualified Stock Option Plan for Directors, which were replaced by our LTIP.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	5,431,584	(1)	$85.94	3,595,985	(2)
Equity compensation plans not approved by shareholders	—		—	—
Total	5,431,584		$85.94	3,595,985

1)
Of these shares, 840,165 were subject to non-qualified stock options, 2,602,604 were subject to unvested restricted stock units and 1,988,815 were subject to unvested performance-based stock units at target.

2)
All of these shares were available for issuance under our LTIP.

56	PERRIGO • 2025 PROXY STATEMENT

CEO Pay Ratio

CEO Pay Ratio

The CEO pay ratio was calculated in accordance with SEC rules and requirements. We are using the same median employee as was identified for purposes of our fiscal year 2022 CEO pay ratio, as we believe the changes in our employee population and compensation arrangements have not significantly impacted our pay ratio disclosure. We identified our median employee in 2022 using target total cash compensation (base salary plus target bonus) for all individuals, excluding the CEO, who were employed by us on December 31, 2022. We believe target total cash compensation is an appropriate consistently applied compensation measure by which to identify our median paid employee. We excluded 410 individuals in the following jurisdictions because they represent less than 5% of our total employee population: India, China, Hungary, Czech Republic, Turkey, Ukraine, Slovakia, Serbia, Romania, Bulgaria, and Latvia. We included all other employees, whether employed on a full-time or part-time basis, or seasonally. We did not make any assumptions, and we did not make any adjustments.

We calculated total compensation for our median employee using the same methodology we use for our named executive officers as set forth in the 2024 Summary Compensation Table in this proxy statement. The total compensation of the median-paid employee, excluding the CEO, was $83,689 for 2024. The targeted annualized compensation for our current CEO was $7,794,829 for 2024. Therefore, the ratio of CEO pay to median employee pay was 93:1.

This information involves reasonable estimates based on employee payroll records and other relevant company information. In addition, SEC rules for identifying the median employee and determining the CEO pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies or assumptions, and which may have a significantly different work force structure from ours, are likely not comparable to our CEO pay ratio.

PERRIGO • 2025 PROXY STATEMENT	57

Pay versus Performance

Pay Versus Performance

Pay Versus Performance Disclosure

Provided below is the Company’s “pay versus performance” disclosure as required pursuant to Item 402(v) of Regulation S-K promulgated under the Exchange Act. As required by Item 402(v), we have included:

•
A list of the most important measures that our TCC used in 2024 to link a measure of pay calculated in accordance with Item 402(v) (referred to as “compensation actually paid,” or “CAP”) to Company performance;
•
A table that compares the total compensation of our NEOs as presented in the Summary Compensation Table (“SCT”) to CAP and that compares CAP to specified performance measures; and
•
Graphs that describe:
o
the relationship between our total shareholder return (“TSR”) and the TSR of the S&P 1500 Consumer Staples Index (“Peer Group TSR”); and
o
the relationships between CAP and our cumulative TSR, GAAP Net Income, and our Company selected measure, PSU OI.

This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by the executives or how our TCC evaluates compensation decisions in light of Company or individual performance. In particular, our TCC has not used CAP as a basis for making compensation decisions, nor does it use GAAP Net Income as a performance metric in any of our incentive plans. Relative TSR is a performance metric in our long-term incentive plan, but it is measured on a percentile rank basis versus the companies in the S&P 500, while Peer Group TSR in this disclosure is based on the S&P 1500 Consumer Staples Index, which is a market-cap weighted index. Please refer to our Compensation Discussion and Analysis on pages 18 to 48 for a discussion of our executive compensation program objectives and the ways in which we align executive compensation pay with performance.

Metrics Used for Linking Pay and Performance

The following is a list of performance measures, which in our assessment represent the most important performance measures used by the Company to link compensation actually paid to the NEOs for 2024 to performance. Each metric below is used for purposes of determining payouts under either our annual incentive program or vesting of our PSUs. Please see the CD&A for a further description of these metrics and how they are used in the Company’s executive compensation program.

PSU OI
Net Income
Absolute TSR
Relative TSR

PSU OI was the most heavily weighted financial performance metric under our incentive programs, and we believe is a profitability measure that, when combined with the other measures in the AIP and PSU awards, supports long-term shareholder value creation. As such, PSU OI is the Company-selected measure included in the table and graphs that follow.

58	PERRIGO • 2025 PROXY STATEMENT

Pay versus Performance

Pay Versus Performance Table

In accordance with Item 402(v), below is the tabular disclosure for the Company’s CEOs and the average of our NEOs other than the CEO for the past four fiscal years.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
							Value of Initial Fixed $100 Investment Based on:
Year	Summary Comp. Table Total for Current CEO(1)	Summary Comp. Table Total for Former CEO	Compensation Actually Paid to Current CEO(2)	Compensation Actually Paid to Former CEO	Average Summary Compensation Table Total for Other NEOs(1)	Average Compensation Actually Paid to Other NEOs(2)	Total Shareholder Return(3)	Peer Group Total Shareholder Return(4)	GAAP Net Income ($mil.)(5)	PSU OI ($mil.) (6)
2024	$7,142,541	--	$4,949,771	—	$2,629,204	$1,932,465	$57	$152	($171.8)	$596.7
2023	$6,067,969	$10,897,739	$5,906,451	$8,784,009	$2,509,460	$2,108,923	$69	$132	($12.7)	$574.3
2022	—	$12,810,155	—	$11,219,259	$2,823,990	$2,582,913	$71	$131	($140.6)	$532.8
2021	—	$10,529,261	—	$5,240,661	$2,816,541	$1,954,970	$78	$132	($68.9)	$471.6
2020	—	$10,967,230	—	$7,936,371	$2,719,981	$2,230,948	$88	$111	($162.6)	$542.0

(1)
2024 CEO is Mr. Lockwood-Taylor (current); other NEOs are E. Bezerra, K. Hanson, R. Janish, R. Khoury, G. Quinn, and T. Schmelter; 2023 CEOs are Mr. Lockwood-Taylor and Mr. Kessler (former); other NEOs are E. Bezerra, J. Dillard (former), S. Andersen, K. Hanson, and R. Janish; 2022 CEO is M. Kessler; other NEOs are E. Bezerra, S. Andersen, J. Dillard, K. Hanson, T. Kingma (former), and R. Silcock (former); 2021 CEO is M. Kessler; other NEOs are R. Silcock, J. Dillard, S. Andersen, T. Kingma, and S. Kochan; 2020 CEO is M. Kessler; other NEOs are R. Silcock, S. Andersen, T. Kingma, R. Sorota.
(2)
The dollar amounts reported represent CAP, as computed in accordance with SEC rules. For all amounts shown in columns (c), the following methods were used to calculate fair value of awards: option awards fair value was determined using a Black-Scholes option-pricing model; restricted stock units (RSUs) fair value was based on PRGO’s closing stock price on each valuation date, including accrued dividend equivalent units; performance stock units (PSUs) fair value assumes estimated performance results as of the end of each reporting year for financial metrics (return on tangible capital was the performance measure for our 2017 and 2018 PSUs, and adjusted operating income was the performance measure for our 2019, 2020, 2021, 2022, 2023 and 2024 PSUs) and a Monte Carlo simulation valuation model for market metrics (which were relative TSR vs. a peer group for the 2018, and vs. the S&P 500 constituents for 2019, 2020, 2021, 2022, 2023 and 2024 PSUs), in accordance with FASB ASC 718. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to the SCT total compensation to determine the CAP values:

:

Reconciliation of Summary Compensation Table to Compensation Actually Paid for CEO

Fiscal Year	Reported Summary Compensation Table Total Compensation for CEO	Minus Summary Compensation Table Reported Total Value of Equity Granted to CEO (a)	Plus Year-End Fair Value of Equity Granted During Fiscal Year that is Outstanding and Unvested at Year-End	Plus (Minus) Year-over-Year Change in Fair Value of Awards Granted in Prior Fiscal Years that are Outstanding and Unvested at Year-End	Plus Fair Value at Vesting Date of Awards Granted and Vested During Year	Plus (Minus) Change in Fair Value from Beginning of the Year to Vesting Date of Awards Granted in Any Prior Fiscal Year That Vested During the Year	Minus Fair Value of Any Awards Granted in any Prior Fiscal Year that Fail to Meet Vesting Conditions During the Fiscal Year	Equals CEO Cap
2024	$7,142,541	$5,579,670	$4,133,037	$(488,549)	$—	$(257,588)	$—	$4,949,771
2023 (Current)	$6,067,969	$4,300,008	$4,138,489	$—	$—	$—	$—	$5,906,451
2023 (Former)	$10,897,739	$10,047,050	$5,372,539	$(230,666)	$2,730,013	$665,344	$(603,910)	$8,784,009
2022	$12,810,155	$9,750,016	$9,282,667	$(758,252)	$—	$(219,914)	$(145,380)	$11,219,259
2021	$10,529,261	$7,749,994	$6,504,216	$(1,836,722)	$—	$(1,135,832)	$(1,070,268)	$5,240,661
2020	$10,967,230	$7,749,982	$6,287,733	$(1,597,038)	$—	$28,428	$—	$7,936,371

PERRIGO • 2025 PROXY STATEMENT	59

Pay versus Performance

Reconciliation of Summary Compensation Table to Compensation Actually Paid for average other NEOs

Fiscal Year	Reported Summary Compensation Table Total for Average Other NEOs	Minus Summary Compensation Table Reported Total Value of Equity Granted to Average Other NEOs (a)	Plus Year-End Fair Value of Equity Granted During Fiscal Year that is Outstanding and Unvested at Year-End	Plus (Minus) Year-over-Year Change in Fair Value of Awards Granted in Prior Fiscal Years that are Outstanding and Unvested at Year-End	Plus Fair Value at Vesting Date of Awards Granted and Vested During Year	Plus (Minus) Change in Fair Value from Beginning of the Year to Vesting Date of Awards Granted in Any Prior Fiscal Year That Vested During the Year	Minus Fair Value of Any Awards Granted in any Prior Fiscal Year that Fail to Meet Vesting Conditions During the Fiscal Year	Equals Average Other NEOs CAP
2024	$2,629,204	$1,294,898	$995,568	$(203,582)	$—	$(100,128)	$(93,699)	$1,932,465
2023	$2,509,460	$1,411,742	$1,053,612	$(44,700)	$—	$54,504	$(52,211)	$2,108,923
2022	$2,823,990	$1,862,495	$1,530,044	$(81,925)	$217,254	$(25,508)	$(18,447)	$2,582,913
2021	$2,816,541	$1,400,030	$1,110,898	$(329,578)	$76,203	$(159,566)	$(159,498)	$1,954,970
2020	$2,719,981	$1,550,030	$1,257,573	$(197,822)	$—	$10,852	$(9,608)	$2,230,948
(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT for the applicable year.
(3)
TSR assumes an investment of $100 on December 31, 2019 and the reinvestment of any dividends.
(4)
Reflects peer group total shareholder return indexed to $100 for the S&P 1500 Consumer Staples Index, which is an industry line index reported in the performance graph included in the Company’s 2024 Annual Report on Form 10-K.
(5)
The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.
(6)
Values shown reflect PSU OI for the applicable reporting year.

Relationship between CAP and TSR of Company and Peer Group

The graphs below illustrate the relationship between CAP for our CEO and other NEOs with the TSR of the Company and the Peer Group. While the CAP amounts for our CEO and other NEOs were generally aligned with our TSR, other factors influence CAP, such as our stock price at the time of vesting during the year, the timing of new equity grants, as well as our performance versus the other measures in our annual and long-term incentive plans. The graph below also illustrates the relationship between our TSR and the Peer Group TSR.

60	PERRIGO • 2025 PROXY STATEMENT

Pay versus Performance

Relationship between CAP and GAAP Net Income

The graph below reflects the relationship between the CEO and Average other NEO CAP and our GAAP Net Income. As discussed in more detail in our Compensation Discussion & Analysis, GAAP net income is not used as a metric in our annual or long-term incentive plans due to the variance in non-cash and other charges recorded against Net income. As such, we believe that its relationship to CAP and our performance is less illustrative than other metrics that factor more directly into our executive compensation program, including Adj. OI.

PERRIGO • 2025 PROXY STATEMENT	61

Pay versus Performance

Relationship between CAP and PSU OI (our Company-Selected Measure)

The graph below reflects the relationship between CEO and Average Other NEO CAP and PSU OI. PSU OI was the most heavily weighted financial performance metric under our 2024 incentive programs. We believe that PSU OI is an important profitability measure because it directly aligns with our stated strategic long-term growth objectives, and, when combined with the other measures utilized in our incentive plans, supports long-term shareholder value creation. While the CAP amounts for our CEO and other NEOs were somewhat correlated with changes in our PSU OI, other factors influence CAP, such as our stock price at the time of vesting during the year, the timing of new equity grants, as well as our performance versus the other measures in our annual and long-term incentive plans.

62	PERRIGO • 2025 PROXY STATEMENT

Audit Committee Report

Audit Committee Report

The Audit Committee of the Board is responsible for monitoring the following, including their related risks: (1) Perrigo’s accounting and financial reporting principles and policies; (2) the integrity of Perrigo’s financial statements and the independent audit thereof; (3) Perrigo’s compliance with legal and regulatory requirements; (4) the qualifications, independence and performance of Perrigo’s independent registered public accounting firm; (5) the qualifications and performance of Perrigo’s internal audit function including where the service is outsourced; and (6) Perrigo’s internal control over financial reporting. In particular, these responsibilities include, among other things, the appointment and compensation of Perrigo’s independent registered public accounting firm, reviewing with the independent registered public accounting firm the plan and scope of the audit of the financial statements and internal control over financial reporting and audit fees, monitoring the adequacy of reporting and internal controls and meeting periodically with internal auditors and the independent registered public accounting firm. All of the members of the Audit Committee are independent directors, as such term is defined in Section 303A.02 of the NYSE Listed Company Manual. The Board has adopted an Audit Committee Charter, which it reviews annually based upon input from the Audit Committee.

In connection with the December 31, 2024 financial statements, the Audit Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed under current auditing standards; and (3) received and discussed with the independent registered public accounting firm the written disclosures and letter from the independent registered public accounting firm required under PCAOB Ethics and Independence Rule 3526 and has discussed with the independent registered public accounting firm their independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that Perrigo’s audited financial statements be included in Perrigo’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2024.

THE AUDIT COMMITTEE Donal O’Connor, Chair Adriana Karaboutis Albert Manzone Geoffrey M. Parker Jonas Samuelson

PERRIGO • 2025 PROXY STATEMENT	63

Proposals to be Voted on

Proposals to be Voted on

Proposal 1 – Election of Directors

Under the Company’s Articles of Association, the Board of Directors must consist of between two and eleven directors, with the exact number determined by the Board of Directors. Eleven directors currently serve on our Board of Directors. Ms. Doyle, a current director, will not stand for re-election at the Annual General Meeting.

All directors who are elected will serve until the 2026 Annual General Meeting.

Based upon the recommendation of the Nominating & Governance Committee, the Board of Directors has nominated Bradley A. Alford, Orlando D. Ashford, Julia M. Brown, Kevin Egan, Adriana Karaboutis, Jeffrey B. Kindler, Patrick Lockwood-Taylor, Albert A. Manzone, Donal O’Connor, Geoffrey M. Parker and Jonas Samuelson for election as directors to serve until the 2026 Annual General Meeting.

Shareholders are entitled to one vote per share for each of the eleven nominees. In order to be elected as a director, each nominee must receive the affirmative vote of a majority of the votes cast in person or by proxy. If a director nominee does not receive this majority vote, he or she is not elected.

Information about each nominee is set forth below is based on information provided to us as of March 7, 2025.

All Director nominees exhibit:

• High integrity	• An appreciation of multiple cultures

• A proven record of success	• Knowledge of corporate governance requirements and practices

Our Director nominees bring a balance of relevant skills to our boardroom:

• Global perspective	• Financial

• Consumer and pharmaceutical	• Public company board experience

• CEO experience

• Regulatory and governmental

Our Director nominees exhibit an effective mix of diversity, experience and fresh perspectives:

•
Gender diversity: 20%
•
Racial or Ethnic Diverse 20%
•
Average age: 61 years
•
Average tenure: approximately 5 years
•
Active versus former executives: 5:6
•
Countries of origin: Monaco, Ireland, Sweden, United Kingdom and U.S.A.

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Proposals to be Voted on

Director Skills Matrix

SKILLS & EXPERTISE

Senior Leadership Leadership or senior advisory position	●	●	●	●	●	●	●	●	●	●	●

Financial Expertise Significant experience in positions requiring financial knowledge and analysis	●	●	●	●		●	●	●	●	●	●

Industry Management level experience in a regulated healthcare, OTC or consumer selfcare company		●	●			●	●	●		●

Manufacturing / Supply Chain Experience managing manufacturing operations, facilities, and processes including supply chain logistics	●	●	●		●		●	●			●

International Business / Strategy Management of or responsibility for large, complex global operations and strategic direction and growth	●	●	●	●	●	●	●	●	●	●	●

IT / Cyber Security Expertise and experience in cybersecurity, information technology and/or data protection					●			●

Governance / Regulatory Experience in regulatory compliance and policy matters, legal or regulatory affairs background				●	●	●	●		●	●

Gender / Ethnic Diversity		●	●		●

Marketing / Sales Experience managing or overseeing sales and marketing in a global company	●						●	●			●

ESG Experience as a senior executive with responsibility for ESG, or membership of a board committee with ESG oversight	●	●	●		●		●	●	●		●

Public Company Board Experience as a board member of a publicly traded company	●	●	●		●	●	●	●	●	●	●

Merger & Acquisition / Corporate Development Experience or expertise in structuring financing and executing strategic acquisitions, partnerships, and other corporate development activities	●	●	●	●	●	●	●	●	●	●	●

Human Capital Experience leading large, diverse teams and human capital management initiatives.	●	●	●	●	●	●	●	●	●	●	●

BACKGROUND

Independent	●	●	●	●	●	●		●	●	●	●

Tenure	8	5	1	0	8	8	2	3	11	9	0.5

PERRIGO • 2025 PROXY STATEMENT	65

Proposals to be Voted on

Election of Directors

The following table provides summary information about our nominees for election to the Board of Directors. Additional information for all of our director nominees may be found on pages 66 - 73.

Name	Director Since	Primary Occupation	Independent	Number of Other Public Company Boards
Bradley A. Alford	2017	Former Executive	Yes	One
Orlando D. Ashford	2020	Executive	Yes	One
Julia M. Brown	2023	Former Executive	Yes	Three
Kevin Egan	New	Former Executive	Yes	None
Adriana Karaboutis	2017	Former Executive	Yes	Three
Jeffrey B. Kindler	2017	Executive	Yes	Three
Patrick Lockwood-Taylor	2023	President & CEO	No	None
Albert A. Manzone	2022	Executive	Yes	Two
Donal O'Connor	2014	Former Executive	Yes	One
Geoffrey M. Parker	2016	Executive*	Yes	None
Jonas Samuelson	2025	Former Executive	Yes	One

* Mr. Parker is Chief Financial Officer of Allogene Therapeutics, and was formerly Chief Financial Officer of Tricida, Inc., a biotechnology company that filed for bankruptcy in 2023 after its investigational drug candidate failed to reach the primary endpoint of its clinical trial.

Each director will serve for a term expiring at the 2026 Annual General Meeting, until a qualified successor has been elected, or until his or her death, resignation, retirement or removal by the shareholders for cause.

About the Nominated Directors

Our goal is to assemble a Board that operates cohesively and challenges and questions management in a constructive way. When assessing directors for the Board, we consider:

•
the directors’ overall mix of skills and experience;
•
the director’s understanding of our business;
•
how active they are in participating in Board, committee and annual general meetings; and
•
their character, integrity, judgment, record of achievement, diversity and independence.

We also look at a director’s ability to contribute to the Board, his or her available time and his or her participation on other boards. We believe these are important factors that impact the quality of the Board’s decision-making and its overall oversight of management and our business.

The NGC recognizes that some institutional investors and institutional shareholder advisory firms have policies regarding “overboarding,” which refers to a director who sits on an excessive number of boards, due to concerns that overboarded directors face excessive time commitments and challenges in fulfilling their duties. In recommending that each nominee should continue to serve on the Board, the NGC carefully considered the number of other boards on which each director serves as part of its process, evaluating the level of engagement, skill set, expertise, perspective and other qualities of each director against any overboarding concerns.

66	PERRIGO • 2025 PROXY STATEMENT

Proposals to be Voted on

Our Expectations for Directors

We expect each member of our Board of Directors to act honestly and in good faith and to exercise business judgment with a view to the best interests of Perrigo overall. Each director is expected to:

•
comply with our Code of Conduct, including conflict of interest disclosure requirements;
•
develop an understanding of our strategy, our business environment and operations, the markets in which we operate and our financial position and performance;
•
diligently prepare for each Board, committee and annual general meeting by reviewing all of the materials he or she receives in advance;
•
actively and constructively participate in each Board meeting and seek clarification from management and outside advisors when necessary to fully understand the issues being considered;
•
participate in continuing education programs, as appropriate; and
•
participate in the Board and committee self-assessment process.

Director Experience

Our Board represents a cross-section of business, industry and financial experience. All of our directors bring to the Board of Directors significant leadership experience derived from their professional experience, as well as their service as executives or board members of other corporations or businesses. The process undertaken by the Nominating & Governance Committee in recommending qualified director candidates is described in “Director Nominations” on page 14. Certain individual qualifications and skills of our directors that contribute to the effectiveness of our Board of Directors as a whole are described below.

Other than Kevin Egan, all of the nominees for this year are current Perrigo directors. We will vote your shares as you specify on the enclosed proxy card or through telephone or Internet voting. If you return a proxy card and do not specify how you want your shares voted, we will vote them FOR the election of each of the nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not anticipate that any nominee will be unable to serve.

PERRIGO • 2025 PROXY STATEMENT	67

Proposals to be Voted on

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AT THE ANNUAL GENERAL MEETING

Bradley A. Alford Independent

Age 68 Director since 2017 Committees Talent & Compensation

Experience

•
2016 - 2021 Operating Partner, Advent International Corporation, a global private equity firm.
•
2014 - 2016 Industry Advisor, Advent International Corporation.
•
2006 - 2013 Chairman / CEO, Nestlé USA, a multinational food and beverage company.

Other Public Company Directorships

•
2010 - Present Avery Dennison Corporation (NYSE: AVY), Compensation Committee and Nominating and Governance Committee
•
2015 - 2018 Conagra Brands, Inc. (NYSE: NCAG)
•
2006 - 2013 Nestlé USA (OTCMKTS: NSRGY)

Notable Experience and Key Skill Sets

•
Mr. Alford has current and previous executive leadership roles within the private and public sectors.
•
His experience includes serving on the board of directors of public, private and non-profit entities.
•
Mr. Alford has extensive industry knowledge and experience in management, operations and supply chain as well as the development and marketing of consumer products.

Orlando D. Ashford Independent

Age 56 Director since 2020 Chairman since 2022 Committees Talent & Compensation Nominating & Governance

Experience

•
February 2025 – Present: Interim CEO, National Black MBA Association
•
2022 - January 2025 Chief People Officer, Fanatics Holdings Inc, a global sporting company.
•
2021 – 2022 Executive Chairman, Azamara Cruise Lines, a worldwide cruise line company.
•
2014 - 2020 President, Holland America Line, a worldwide cruise line company.
•
2020 - 2021 Strategic Advisor, Sycamore Partners, a private equity firm.

Other Public Company Directorships

•
2020 - Present Array Technologies, Inc. (NASDAQ: ARRY) Compensation Committee
•
2011 - 2022 ITT, Inc. (NYSE: ITT)

Notable Experience and Key Skill Sets

•
Mr. Ashford has extensive expertise from his various leadership roles in various private and public companies.
•
He has over 30 years of global experience in executive management, talent management, organizational development, change management and corporate human resources.
•
Mr. Ashford has vast experience planning and executing change initiatives and enabling successful strategy execution for organizations.

68	PERRIGO • 2025 PROXY STATEMENT

Proposals to be Voted on

Julia M. Brown Independent

Experience
Age 55 Director since 2023 Committees Talent & Compensation Nominating & Governance
•
2020 – 2021 Chief Procurement & Sustainability Officer, Mars Wrigley, a world leading manufacturer of chocolate and confectionery.
•
2015 – 2020 Chief Procurement Officer, Carnival Corporation & plc, the world’s largest global cruising company with 9 brands.

Other Public Company Directorships

•
2023 – Present Ocado plc (LSE: OCDO) Compensation Committee and Nominating and Governance Committee
•
2021 – Present Molson Coors Beverage Company (NYSE: TAP) Compensation Committee
•
2021 – Present Solo Brands (NYSE: DTC) Nominating and Governance Committee
•
2022 - 2023 Honest Company (NASDAQ: HNST)

Notable Experience and Key Skill Sets

•
Ms. Brown has extensive management experience across the consumer and hospitality sectors having led large global multinational teams across some of the most well-known and global brands including Procter & Gamble, Gillette, Diageo, Kraft, Mondelez, Carnival Corporation & plc.
•
She has deep expertise in the areas of organizational and business transformation, sourcing, supply chain, external manufacturing, operations optimization, enterprise risk management, sustainability and mergers and acquisitions.
•
Ms. Brown has extensive public company board and advisory experience to provide beneficial insight on matters of global executive management, governance, risk management and human capital.

Kevin Egan Independent

Age 59

Experience

•
1998 – 2024 Partner, Audit and Assurance, PwC Ireland.
•
2007 – 2015 Head of Audit and Assurance, PwC Ireland
•
2021 – Present a member of the Audit Committee of the National University of Ireland

Other Public Company Directorships

•
n/a

Notable Experience and Key Skill Sets

•
Mr. Egan is the former Head of Audit and Assurance and a former Partner at PwC Ireland, with 37 years’ experience in public auditing and related disciplines. During this period, he served as a member of PwC Ireland’s senior leadership team.
•
As the former auditor of various US-listed and other regulated companies, he has extensive financial management, accounting and auditing expertise, as well as valuable experience in working with regulators and Government.
•
Mr. Egan also has deep experience in supporting former clients in external regulatory inspections and investigations, internal investigations into false accounting and fraud incidents and in dealing with the consequences of, and recovery from, cyber-attack.

PERRIGO • 2025 PROXY STATEMENT	69

Proposals to be Voted on

Adriana Karaboutis Independent

Age 62 Director since 2017 Committees Chair, Nominating & Governance Audit

Experience

•
2017 - 2023 Group Chief Information & Digital Officer, National Grid plc, a multi-national energy/utility company.
•
2014 - 2017 Executive Vice-President, Biogen Inc, a global biotechnology company.
•
2015 – 2017 Independent Director, Member of Audit and Innovation Committees, Blue Cross Blue Shield of Massachusetts, a not-for-profit health insurer.
•
2010 – 2014 Vice-President and Global Chief Information Officer, Dell inc, a global services and technology company.
•
1989 – 2010 Multiple international and cross-functional Technology, Manufacturing, and Supply Chain leadership positions at Ford Motor Company (15 years) and General Motors (6 years).

Public Company Directorships

•
March 2024 - Present Savills plc (FTSE: SVS.L) Nominating and Governance and Compensation Committees
•
2022 - Present AON plc (NYSE: AON) Audit and Nominating and Governance Committees
•
2024 - Present Autoliv (NYSE: ALV and NASDAQ: ALV.sdb Stockholm) Audit Committee
•
2020 – 2022 Aspen Technology (NASDAQ: AZPN); Audit and Chair Nom/Gov; Acquired by Emerson Electric
•
2015 – 2020 Advance Auto Parts Inc (NYSE: AAPN): Audit Committee

Notable Experience and Key Skill Sets

•
Ms. Karaboutis has extensive management and board experience across multiple sectors and regulated businesses including: automotive, technology, cybersecurity, healthcare, biotechnology, retail, and consumer packaged goods.
•
She has led large organizations and has a deep understanding in key areas including: digital transformation, data sciences, production planning, supply chain optimization, cybersecurity and corporate affairs.
•
Ms. Karaboutis has extensive public company board experience and provides valuable perspective on matters of risk oversight, corporate governance and executive management.

70	PERRIGO • 2025 PROXY STATEMENT

Proposals to be Voted on

Jeffrey B. Kindler Independent

Age 69 Director since 2017 Committees Chair, Talent & Compensation

Experience

•
2020 - Present Venture Partner, Artis Ventures, venture fund focused on life-sciences companies.
•
2020 - Present Senior Advisor, Blackstone Group, the world's largest alternative asset manager.
•
2013 - Present CEO, Centrexion Corporation, a biopharmaceutical company.

Other Public Company Directorships

•
2021 - Present Terns Pharmaceutical (NASDAQ: TERN) Compensation Committee and Audit Committee
•
2012 - Present Precigen (NASDAQ: PGEN) Compensation Committee and Audit Committee
•
2024 - Present Lupin Pharmaceuticals (NYSE: LUPIN) Risk Management and Strategy Committee
•
2017 - 2021 PPD (NASDAQ: PPD)
•
2015 - 2020 vTv Therapeutics (NYSE: VTVT)
•
2013 - 2020 Siga Technologies (NYSE: SIGA)

Notable Experience and Key Skill Sets

•
Mr. Kindler is an experienced healthcare executive, investor and advisor who has held leadership positions at some of the world's most recognized companies including General Electric, McDonald's, and Pfizer where he served as Chairman and Chief Executive Officer.
•
He brings substantial expertise in the pharmaceutical, healthcare and retail sectors to the Board.
•
Mr. Kindler has a deep understanding of multinational corporate matters including regulation, litigation, compliance, crisis management, brand, franchise management, executive leadership and mergers and acquisitions.

Patrick Lockwood- Taylor

Age 56 Director since 2023	Experience

•
2023 - Present President & Chief Executive Officer, Perrigo.
•
2019 - Present Non-executive board member Bush Bros, LLC.
•
2020 - 2023 President, Bayer USA, the US subsidiary of Bayer AG.
•
2018 - 2020 Regional President of Consumer Health North America, Bayer AG, a multinational pharmaceutical and biotechnology company.
•
2016 - 2018 President & Chief Executive Officer, The Oneida Group Inc., the largest supplier of dinnerware to the foodservice industry in North America.
•
1991 – 2016 Multiple international leadership roles within Procter & Gamble, an American multi-national consumer good corporation.

Notable Experience and Key Skill Sets

•
Mr. Lockwood-Taylor has current and previous executive leadership roles within the private and public sectors.
•
He has more than 25 years’ experience in global leadership roles, including positions in operations management, sales, marketing, country management, brand franchise leadership and general management.
•
Mr. Lockwood-Taylor has extensive experience in strategic planning and direction, brand-building and customer relationships within the public and private sectors.

PERRIGO • 2025 PROXY STATEMENT	71

Proposals to be Voted on

Albert A. Manzone Independent
Age 61 Director since 2022 Committees Audit

Experience

•
2023 – Present Deputy Chief Executive Officer, Monte-Carlo Société des Bains de Mer, a leader in luxury hospitality.
•
2016 - 2023 Chief Executive Officer, Director, Whole Earth Brands, a global food company.
•
2012 – 2016 President Europe, Oettinger Davidoff AG, a luxury goods company.
•
1993 – 2012 Multiple US and international executive and leadership roles at Haleon (fka Novartis Consumer Health) (2 years), W.M. Wrigley Jr. Company (2 years), PepsiCo (11 years) and McKinsey & Company (3 years).

Other Public Company Directorships

•
2023 – Present Syntec Optics (NASDAQ: OPTX) Audit Committee
•
2023 – Present Banjay Group (formerly FL Entertainment) (Amsterdam: FLE.AS)

Notable Experience and Key Skill Sets

•
Mr. Manzone has over 30 years’ experience creating value in global branded CPG companies in food & beverage, consumer health, luxury sectors and service businesses in hospitality, retail and entertainment.
•
He has a proven track record developing private and public companies into top performers through strategic vision, operational excellence, M&A, and building teams including taking Whole Earth Brands public on the NASDAQ.
•
Mr. Manzone has strong executive leadership skills and has extensive global experience across all continents.

Donal O’Connor Independent

Age 74 Director since 2014 Committees Chair, Audit

Experience

•
2011 – Present Chairman, Huttonread.
•
2010 – Present Chairman, Glaco Steel Ltd, Ireland's leading steel galvanizing company.

Other Public Company Directorships

•
2015 – Present Theravance Biopharma Inc (NASDAQ: TBPH) Audit Committee and Compensation Committee
•
2017 - 2018 Malin Corporation plc (ISE: MLC)
•
2008 – 2013 Elan Corporation plc (prior to Perrigo’s acquisition of Elan)

Notable Experience and Key Skill Sets

•
Mr. O’Connor has extensive financial management, accounting and auditing expertise, as well as valuable experience in working with regulators and Government.
•
He was previously a member of the Irish Auditing and Accounting Supervisory Board and the PwC Global Board. Mr. O'Connor has chaired the PwC Eurofirms Board as well as being the named Territory Senior Partner of PwC Ireland.
•
Mr. O’Connor provides executive leadership experience from serving as director and Chairperson in various public and private corporations.

72	PERRIGO • 2025 PROXY STATEMENT

Proposals to be Voted on

Geoffrey M. Parker Independent

Age 60 Director since 2016 Committees Audit

Experience

•
2023 - Present Executive Vice Present & Chief Financial Officer, Allogene Therapeutics, Inc, a biotechnology company.
•
2017 - 2023 Chief Operating Officer & Chief Financial Officer, Tricida, Inc, a biotechnology company.
•
2010 - 2015 Chief Financial Officer, Anacor Pharmaceuticals, Inc., a biotechnology company.
•
1997 - 2009 Managing Director and Partner, Healthcare Investment Banking, Goldman Sachs, a multinational investment bank and financial service company.

Other Public Company Directorships

•
2021 - March 2024 Better Therapeutics (NASDAQ: BTTX)
•
2009 - 2022 ChemoCentryx (NASDAQ: CCXI)
•
2016 - 2019 Genomic Health (NASDAQ: GHDX)
•
2016 - 2017 Sunesis Pharmaceuticals (NASDAQ: SNSS)

Notable Experience and Key Skill Sets

•
Mr. Parker has developed expertise across the healthcare sector through his extensive experience as a senior executive at multiple biotechnology companies, as a board member at multiple healthcare companies and as an investment banker to the healthcare industry.
•
He brings a unique understanding of trends in the healthcare industry including experience with emerging technologies and regulatory strategies.
•
Mr. Parker also provides valuable perspective on areas of financial management and capital allocation. He has extensive capital markets and M&A experience as an experienced chief financial officer across three companies and over twenty years as an investment banker.

Jonas Samuelson Independent

Age 56 Director since January, 2025 Committees Audit Nominating & Governance

Experience

•
2016 – January 2025, President & CEO, AB Electrolux
•
2011 – 2016, CEO, Major Appliances, Electrolux Europe, Middle East and Africa
•
2008 – 2011, CFO Electrolux Group
•
2005 – 2008, CFO and EVP, Munters AB

Other Public Company Directorships

•
2022 - Present: Volvo Car AB (NASDAQ Stockholm: VOLCAR B) People Committee

Notable Experience and Key Skill Sets

• Mr. Samuelson has broad leadership experience in developing global branded, consumer focused and highly competitive product and service businesses both as a CEO and a CFO.

• He brings extensive strategic and financial expertise relevant to international corporations.

• Mr. Samuelson also provides strong insight and experience in general management, strategy, finance, capital markets, mergers & acquisitions, sales & marketing, industrial operations and sustainable consumer focused innovation.

PERRIGO • 2025 PROXY STATEMENT	73

Proposals to be Voted on

Proposal 1 – Elect eleven director nominees to serve until the 2026 Annual General Meeting of Shareholders

We are asking shareholders to approve the following resolutions as Ordinary Resolutions of the Company at the AGM:

RESOLVED that the shareholders elect, by separate resolutions, the following individuals as directors, to serve until the 2026 Annual General Meeting:

•
Bradley A. Alford
•
Orlando D. Ashford
•
Julia M. Brown
•
Kevin Egan
•
Adriana Karaboutis
•
Jeffrey B. Kindler
•
Patrick Lockwood-Taylor
•
Albert A. Manzone
•
Donal O’Connor
•
Geoffrey M. Parker
•
Jonas Samuelson

The Board of Directors unanimously recommends a vote FOR

each of the director nominees.

74	PERRIGO • 2025 PROXY STATEMENT

Proposals to be Voted on

Proposal 2 – Ratification, in a Non-Binding Advisory Vote, of the Appointment of Ernst & Young LLP as the Company’s Independent Auditor and Authorization, in a Binding Vote, of the Board of Directors, Acting Through the Audit Committee, to Fix the Remuneration of the Auditor

The firm of Ernst & Young LLP (“EY”) began auditing the consolidated financial statements of Perrigo Company, our predecessor, in fiscal 2009. The Audit Committee has appointed EY to serve as our independent auditor for fiscal year 2025, and the Board of Directors recommends that the shareholders ratify the appointment of EY to audit our consolidated financial statements for our 2025 fiscal year. While under Irish law, EY is deemed to be reappointed without the necessity of a shareholder vote, we are submitting the appointment to our shareholders as a matter of good corporate practice to obtain their views. In addition, the shareholders are being asked to authorize the Board of Directors, acting through the Audit Committee, to determine EY’s remuneration. This authorization is required by Irish law. The affirmative vote of a majority of the votes cast at the AGM is required for this proposal.

We expect representatives of EY to be present at the AGM with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

EY has advised us that neither the firm nor any of its members or associates has any direct financial interest or any material indirect financial interest in Perrigo or any of its affiliates other than as accountants.

During fiscal years 2023 and 2024, we retained EY to perform auditing and other services for us and paid them the following amounts for these services:

Fiscal Year 2023		Fiscal Year 2024
Audit Fees	$10,880,000	Audit Fees	$10,910,000
Audit-Related Fees(1)	$590,000	Audit-Related Fees(1)	$1,500,000
Tax Compliance	$1,730,000	Tax Compliance	$1,840,000
Tax Consulting & Advisory	$380,000	Tax Consulting & Advisory	$1,310,000
All Other Fees	-0-	All Other Fees	-0-
Total Fees	$13,580,000	Total Fees	$15,560,000

(1) Audit-Related Fees - Audit-related services consist primarily of audit services not required by statute or regulation, ESG assurance related procedures, agreed-upon procedures required to comply with financial accounting or regulatory reporting matters, due diligence in connection with acquisition and divestitures, and other attest services.

The Audit Committee maintains a policy pursuant to which it reviews and pre-approves audit and permitted non-audit services (including the fees and terms thereof) to be provided by our auditor, except for the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to the completion of our audit. The Chair of the Audit Committee, or any other member or members designated by the Audit Committee, is authorized to pre-approve non-audit services, provided that any pre-approval shall be reported to the full Audit Committee at its next scheduled meeting. All audit and other services performed by our auditor in fiscal year 2024 were approved in accordance with the Audit Committee’s policy.

Accordingly, we are asking shareholders to approve the following resolution as an Ordinary Resolution of the Company at the AGM:

RESOLVED that the shareholders of Perrigo Company plc (“Company”) ratify, in a non-binding advisory vote, the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2025, and authorize, in a binding vote, the Board of Directors acting through the Audit Committee to fix the remuneration of the auditor.

The Board of Directors unanimously recommends that shareholders vote

PERRIGO • 2025 PROXY STATEMENT	75

Proposals to be Voted on

FOR the ratification, in a non-binding advisory vote, of the appointment of Ernst & Young LLP as our Company’s independent auditor for the fiscal year ending December 31, 2025 and authorize, in a binding vote, the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor.

76	PERRIGO • 2025 PROXY STATEMENT

Proposals to be Voted on

Proposal 3 – Advisory Vote on Executive Compensation

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) requires us to provide our shareholders with an opportunity to cast an advisory vote regarding the compensation of our named executive officers. This is commonly known as a “Say-on-Pay” proposal, as it gives our shareholders the opportunity to communicate to the TCC and the Board of Directors their view on our compensation of the named executive officers. It has been our practice to hold a Say-on-Pay vote annually, and at our 2023 AGM, our shareholders expressed their preference that we continue to do so each year. For that reason, we are asking our shareholders to approve, on a non-binding basis, the compensation of the Company’s named executive officers disclosed in this proxy statement. As described in detail in the Compensation Discussion and Analysis, beginning on page 21, our philosophy in setting executive compensation is to provide a total compensation package that provides the compensation and incentives needed to attract, retain and motivate talented executives who are crucial to our long-term success while aligning our executives’ compensation with our short-term and long-term performance.

Consistent with that philosophy, a significant percentage of the total compensation opportunities for each of our named executive officers is directly related to our stock price performance and to other performance factors that measure progress against operating plans and the creation of shareholder value. Through stock ownership requirements and equity incentives, we also align the interests of our executives with the long-term interests of the Company and our shareholders. For these reasons, we believe that our executive compensation program is reasonable, competitive and strongly focused on pay-for-performance principles.

At the 2024 AGM, our shareholders approved the Say-on-Pay proposal, with more than 97% of the votes cast voting in favor of the proposal.

We took the opportunity to engage with many of our top shareholders to have a dialog about our executive compensation program and based on their feedback believe that our 2024 pay-for-performance compensation program demonstrated that it is working as intended and is aligned with our shareholders expectations.

The TCC and Board of Directors believe that the information provided in the "Compensation Discussion and Analysis” demonstrates that our executive compensation program aligns our executives’ compensation with Perrigo’s short-term and long-term performance and provides compensation and incentives needed to attract, motivate and retain key executives that are crucial to Perrigo’s long-term success. Although this Say-on-Pay advisory vote is non-binding, the TCC and the Board will review the results of this vote and take them into account for future determinations concerning our executive compensation program.

Accordingly, we are asking shareholders to approve the following resolution as an Ordinary Resolution of the Company at the AGM:

RESOLVED that the shareholders of Perrigo Company plc (“Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2025 Annual General Meeting of Shareholders, including the Compensation Discussion and Analysis and the compensation tables and narrative disclosures under the “Executive Compensation” section of this proxy statement.

The Independent Directors unanimously recommend that shareholders vote

FOR the approval, on an advisory basis, of the compensation of the

Company’s named executive officers.

PERRIGO • 2025 PROXY STATEMENT	77

Proposals to be Voted on

Proposal 4 – Renew the Board’s Authority to Issue Shares under

Irish Law

Under Irish law, directors of an Irish public limited company must have authority from its shareholders to issue any shares, including shares which are part of the company’s authorized but unissued share capital. On May 2, 2024, shareholders granted the Board authority to issue shares, with such authority to expire on November 2, 2025. The proposed resolution seeks to renew the Board’s authority to issue shares.

It has been customary practice in Ireland to seek shareholder authority to issue shares with an aggregate nominal value of up to 20% of the aggregate nominal value of the company’s issued share capital and for such authority to be renewed each year.

Consistent with that practice, we are seeking approval to issue up to a maximum of 20% of our issued ordinary share capital for a period expiring 18 months from the passing of this resolution, unless otherwise varied, revoked or renewed. We expect to propose renewal of this authorization on a regular basis at our annual general meetings in subsequent years.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and enables us to issue shares, including, if applicable, in connection with funding acquisitions and raising capital. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this proposal will only grant the Board the authority to issue shares that are already authorized under our Articles of Association upon the terms below. In addition, because we are a NYSE-listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the NYSE and the U.S. Securities and Exchange Commission, including those rules that limit our ability to issue shares in specified circumstances. This authorization is required as a matter of Irish law and is not otherwise required for other companies listed on the NYSE with whom we compete. Approval of this resolution would merely place us on par with other NYSE-listed companies.

Accordingly, we are asking shareholders to approve the following resolution as an Ordinary Resolution of the Company at the AGM:

RESOLVED that the directors are generally and unconditionally authorized to exercise all powers to allot and issue relevant securities (within the meaning of section 1021 of the Companies Act 2014) up to an aggregate nominal value of €27,292 (27,291,724 shares) (being equivalent to approximately 20% of the aggregate nominal value of the issued share capital of the Company as at the last practicable date prior to the issue of the notice of this meeting) and that the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred had not expired.

The Board of Directors unanimously recommends that shareholders vote

FOR the renewal of the Board’s authority to issue shares under Irish law.

78	PERRIGO • 2025 PROXY STATEMENT

Proposals to be Voted on

Proposal 5 – Renew the Board’s Authority to Opt-out of Statutory

Pre-emption Rights under Irish Law

Under Irish law, unless otherwise authorized, when an Irish public limited company issues shares for cash to new shareholders, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the pre-emption right). On May 2, 2024, shareholders granted the Board this authorization, with such authority to expire on November 2, 2025. The proposed resolution seeks to renew the Board’s authority to opt-out of statutory pre-emption rights on the terms set out below.

It is been customary practice in Ireland to seek shareholder authority to opt-out of the pre-emption rights provision in the event of (1) the issuance of shares for cash in connection with any rights issue and (2) any other issuance of shares for cash, if the issuance is limited to up to 20% of a our issued share capital for a period expiring 18 months from the passing of this resolution, unless otherwise varied, renewed, varied or revoked. We expect to propose renewal of this authorization on a regular basis at our annual general meetings in subsequent years.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish customary practice. Similar to the authorization requested in Proposal 4, this authority is fundamental to our business and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this proposal will only grant the Board the authority to issue shares in the manner already permitted under our Articles of Association upon the terms below. Without this authorization, in each case where we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. This requirement could cause delays in the completion of acquisitions and capital raising for our business. This authorization is required as a matter of Irish law and is not otherwise required for other companies listed on the NYSE with whom we compete. Approval of this resolution would merely place us on par with other NYSE-listed companies. Renewal of the Board's authorization to opt out of the pre-emption rights as described above is fully consistent with NYSE rules and listing standards and with U.S. capital markets practice and governance standards.

Accordingly, we are asking shareholders to approve the following resolution as a Special Resolution of the Company at the AGM:

RESOLVED that, subject to and conditional on the passing of the resolution in respect of Proposal No. 4 as set out above, the directors are empowered pursuant to section 1023 of the Companies Act 2014 to allot and issue equity securities (within the meaning of section 1023 of the Companies Act 2014) for cash, pursuant to the authority conferred by Proposal No. 4 as if section 1022 of that Act did not apply to any such allotment, provided that this power shall be limited to:

(a)
the allotment of equity securities in connection with a rights issue in favor of the holders of ordinary shares (including rights to subscribe for, or convert into, ordinary shares) where the equity securities respectively attributable to the interests of such holders are proportional (as nearly as may be) to the respective numbers of ordinary shares held by them (but subject to such exclusions or other arrangements as the directors may deem necessary or expedient to deal with fractional entitlements that would otherwise arise, or with legal or practical problems under the laws of, or the requirements of any recognized regulatory body or any stock exchange in, any territory, or otherwise); and
(b)
the allotment (otherwise than pursuant to sub-paragraph (a) above) of equity securities up to an aggregate nominal value of €27,292 (27,291,724 shares) (being equivalent to approximately 20% of the aggregate nominal value of the issued ordinary share capital of the Company as of 136,458,620) (the latest practicable date before this Proxy Statement).

and, in each case, the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and

PERRIGO • 2025 PROXY STATEMENT	79

Proposals to be Voted on

in that case, the directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.

The Board of Directors unanimously recommends that shareholders vote FOR the renewal of the

Board’s authority to opt-out of statutory pre-emption rights under Irish law.

80	PERRIGO • 2025 PROXY STATEMENT

Proposals to be Voted on

Proposal 6 – Approval of an increase in the maximum number of directors who may be appointed to the Board

Currently, under the Company’s Articles of Association, the Board is required to have not less than two nor more than eleven directors, with the Board having an ability to fix the authorized number of directors between two and eleven.

Following a review of the size and composition of the Board, the Board has determined that the maximum number of directors who may be appointed to the Board should be increased to twelve.

The proposed increase will ensure that the Board has appropriate future flexibility to promote board refreshment, attract potential candidates and manage the size and composition of the Board to best reflect market trends and corporate governance best practices.

Under the Company’s Articles of Association, the Company may from time to time by Ordinary Resolution increase or reduce the maximum number of directors who may be appointed to the Board.

Accordingly, we are asking shareholders to approve the following resolution as an Ordinary Resolution of the Company at the AGM:

RESOLVED that, pursuant to Article 121 of the Company’s Articles of Association, the maximum number of Directors who may be appointed to the Board be increased to twelve persons.

The Board of Directors unanimously recommends that shareholders vote FOR the increase in the maximum number of directors who may be appointed to the Board.

PERRIGO • 2025 PROXY STATEMENT	81

Proposals to be Voted on

Proposal 7 – Approval of Amendments to the Company’s Articles of Association

The Board is committed to strong and effective corporate governance and regularly reviews our corporate governance policies and practices, including our Articles of Association, to ensure they are in line with applicable laws, regulations and rules and current best practices.

Our existing Articles of Association were last updated in June 2017 and the Board has determined that it is advisable to seek shareholder approval at this AGM to make various miscellaneous changes to the Articles of Association to clarify, streamline and modernize the Articles of Association.

A summary explanation of the proposed changes to the amended Articles of Association is included in the table below, and a full redline text of the proposed amended Articles of Association is included in Appendix B.

Update	Reason for amendment	Article(s) to be updated

Clarifying that the Company may alter its share capital or reduce its company capital in any manner provided for under the Companies Act 2014 (in addition to the specific circumstances outlined in Article 47 and 48).

The purpose of this amendment is to (i) ensure that the Articles are consistent with Irish law requirements as regards alteration of share capital and reduction of company capital, and (ii) clarify that the rights in the Articles to alter and reduce its share or company capital are supplemental and in addition to the Company’s rights under the Companies Act 2014.

Articles 47 and 48
Increasing the fixed maximum number of Directors which can be appointed under the Articles to twelve persons.

The proposed increase will ensure that the Board has appropriate future flexibility to promote board refreshment, attract potential candidates and manage the size and composition of the Board to best reflect market trends and corporate governance best practices

Article 95
Clarifying that the ability of the Board to delegate any of its powers explicitly contemplates delegation of powers to executive officers of the Company.	The purpose of this amendment is to clarify that the Board’s ability to delegate any of its powers includes delegation to executive officers of the Company where appropriate.	Article 103
Amending Article 118.1(a) to provide that a majority vote of the directors is required to nominate directors for appointment.

The purpose of this amendment is to make Article 118.1(a) consistent with Article 123 by amending it to provide that the Board or any authorized committee of the Board has the ability to nominate Directors for appointment and any such decision requires a simple majority vote rather than a two- thirds vote.

Article 118.1(a)
Clarifying that the Company’s authority to capitalize its reserve accounts includes any revaluation reserve or merger reserve.

The purpose of this amendment is to clarify that the Company has authority to capitalize all of its reserve accounts (including any revaluation reserve or merger reserve). A capitalization of a reserve account can be used in tandem with a share capital reduction to convert undistributable reserves of the Company into distributable reserves which can then be used to pay dividends to shareholders and/or repurchase or redeem its shares.

Article 154
Deleting Articles 157 to 159 of the Articles of Association	These provisions were included for the purposes of facilitating the merger of the Company and Élan Corporation plc and it is	Articles 157 to 159 and

82	PERRIGO • 2025 PROXY STATEMENT

Proposals to be Voted on

Update	Reason for amendment	Article(s) to be updated
	proposed that they be removed as a “housekeeping” change as they are no longer relevant.	related Definitions

The proposed revisions will:

•
update our existing Articles of Association to reflect developments in corporate governance best practices since our Articles of Association were last revised in June 2017;
•
clarify any inconsistencies in the existing Articles of Association; and
•
remove any redundant references from our Articles of Association.

For the avoidance of doubt, where Proposal 6 is approved by shareholders, the maximum number of directors who may be appointed to the Board shall be twelve, even where this Proposal 7 is not approved.

If Proposal 6 is not approved by shareholders, the Company will withdraw Proposal 7 at the AGM.

While the summary set out above outlines the changes being proposed, it is not complete, and you should not rely solely on it for a detailed description of every proposed change. A copy of the proposed amended Articles of Association is included as Appendix B to this proxy statement.

Accordingly, we are asking shareholders to approve the following resolution as a Special Resolution of the Company at the AGM:

RESOLVED that the Articles of Association be and are hereby amended in the manner provided in Appendix B of the Proxy Statement.

The Board of Directors unanimously recommends that shareholders vote FOR the approval of the amendments to the Company’s Articles of Association.

PERRIGO • 2025 PROXY STATEMENT	83

Proposals to be Voted on

Presentation of Irish Statutory Financial Statements

The Company’s Irish Statutory Financial Statements for the fiscal year ended December 31, 2024, including the reports of the directors and auditor thereon, will be considered at the AGM. Since we are an Irish company, we are required to prepare Irish statutory financial statements under applicable Irish company law and to deliver those accounts to shareholders of record in connection with our AGM. There is no requirement under Irish law that such statements be approved by shareholders, and no such approval will be sought at the AGM. We will mail without charge, upon written request, a copy of the Irish Statutory Financial Statements to beneficial owners of our shares and shareholders of record. Requests should be sent to: Perrigo Company plc, Attention: Charles Atkinson, Company Secretary, Sharp Building, Hogan Place, Dublin 2, D02 TY74, Ireland, or at GeneralMeeting@perrigo.com. The Company’s Irish Statutory Financial Statements are also available on our website at www.Perrigo.com.

84	PERRIGO • 2025 PROXY STATEMENT

Annual Report on Form 10-K

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including financial statement schedules, is on file with the Securities and Exchange Commission and delivered with this proxy statement. If you would like a copy of the exhibits to the Form 10-K, please contact Charles Atkinson, Company Secretary, Perrigo Company plc, Sharp Building, Hogan Place, Dublin 2, D02 TY74, Ireland, or at GeneralMeeting@perrigo.com.

PERRIGO • 2025 PROXY STATEMENT	85

Questions and Answers and Voting Information

Questions and Answers and Voting Information

1.
Who may vote and how many votes do I have?

Shareholders owning Perrigo’s ordinary shares at the close of business on March 3, 2025, the record date, or their proxy holders, may vote their shares at the AGM. On that date, there were 136,458,620 Perrigo ordinary shares outstanding. Each ordinary share held as of the record date is entitled to one vote on each matter properly brought before the AGM.

2.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record: If your ordinary shares are registered directly in your name with Perrigo’s Transfer Agent, Computershare, you are considered, with respect to those shares, the “shareholder of record.”

Beneficial Owner: If your shares are held in a brokerage account or by another nominee, you are considered to be the beneficial owner of shares held in “street name.” If you are a beneficial shareholder, these proxy materials, together with a voting instruction card, are being forwarded to you by your broker, bank or other nominee. As the beneficial owner of the shares, you have the right to direct your broker, bank or other nominee how to vote.

3.
How do I vote?

While you should follow the specific voting instructions given by your bank, broker or other nominee; here is a summary of the common voting methods:

If you own ordinary shares as a shareholder of record, you may vote your shares in any of the following ways:

•
mailing your completed and signed proxy card in the enclosed return envelope by following the instructions set forth in the enclosed proxy card;
•
voting over the Internet as instructed on the enclosed proxy card or by telephone by following the recorded instructions; or
•
attending the AGM and voting in person.

If you vote by Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned a proxy card by mail.

If you hold your shares in street name, you will need to obtain a legal proxy from your bank, broker or nominee in order for you to vote in person at the AGM and submit the legal proxy along with your ballot at the AGM. In addition, you may request paper copies of the Proxy Statement from your broker, bank or nominee by following the instructions on the Internet Notice of Availability provided by your broker, bank or nominee.

Other than as set out in this Proxy Statement, the Board knows of no other matter to be presented at the AGM. If any other business properly comes before the AGM, such business will be decided on a poll conducted at the AGM.

4.
If I voted by proxy, can I still attend and vote at the AGM?

Yes. Even if you have voted by proxy, you may still attend and vote at the AGM. Please note, however, that if you are a beneficial owner whose shares are held in street name, you are not the shareholder of record. In that event, if you wish to attend and vote at the AGM, you must obtain a proxy issued in your name from that holder of record giving you the right to vote your shares at the AGM.

86	PERRIGO • 2025 PROXY STATEMENT

Questions and Answers and Voting Information

5.
May I change my vote after I have mailed my signed proxy card or voted by telephone or over the Internet?

Yes, if you own ordinary shares as a shareholder of record, you may change your vote at any time before your proxy is voted at the AGM in one of four ways:

•
timely deliver a valid later-dated proxy by mail by following the instructions set forth in the enclosed proxy card;
•
timely deliver written notice that you have revoked your proxy to the Company Secretary at the following address:

Perrigo Company plc,

Sharp Building,

Hogan Place,

Dublin 2, D02 TY74, Ireland

Attn: Company Secretary

•
timely submit revised voting instructions by telephone or over the Internet by following the instructions set forth on the proxy card; or
•
attend the AGM and vote in person. Simply attending the AGM, however, will not revoke your proxy or change your voting instructions; you must vote by ballot at the AGM to change your vote.

If you are a beneficial owner of shares held in street name and you have instructed your bank, broker or other nominee to vote your shares, you may revoke your proxy at any time, before it is exercised, by:

•
following the requirements of your bank, broker or nominee through which your shares are registered; or
•
voting in person at the AGM by obtaining a legal proxy from your bank, broker or nominee and submitting the legal proxy with your ballot.
6.
How does discretionary voting authority apply?

If you sign, date and return your proxy card or vote by telephone or Internet, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to Charles Atkinson and Eduardo Bezerra to vote on the items discussed in these proxy materials and on any other matter that is properly raised at the AGM. In that event, your proxy will be voted consistent with the Board’s voting recommendations and FOR or AGAINST any other properly raised matters at the discretion of Charles Atkinson and Eduardo Bezerra.

7.
What constitutes a quorum?

According to our Memorandum and Articles of Association, one or more persons present at the meeting in person and holding or representing by proxy more than 50% of the total issued shares constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, vote by telephone or Internet, or attend the AGM in person. Abstentions and broker non-votes are counted as “shares present” at the AGM for purposes of determining whether a quorum is present at the meeting.

8.
What are broker non-votes?

A broker non-vote occurs when the broker, bank or other holder of record that holds your shares in street name is not entitled to vote on a matter without instruction from you and you do not give any instruction. Unless instructed otherwise by you, brokers, banks and other street name holders will not have discretionary authority to vote on any matter at the AGM other than Proposals 2, 4 and 5 and will be considered “broker non-votes” having no effect on the relevant resolution.

9.
What is the required vote?

To pass an ordinary resolution, a simple majority of the votes cast in person or by proxy must be in favor of the resolution, while 75% of the votes cast is required for a special resolution to pass.

PERRIGO • 2025 PROXY STATEMENT	87

Questions and Answers and Voting Information

Proposals 1-4 and 6 are ordinary resolutions requiring a simple majority of votes cast. Proposals 5 and 7 are special resolution requiring 75% of votes cast to pass. Abstentions and broker non-votes will have no impact on the outcome of any proposal.

10.
How do I submit a shareholder proposal or director nomination for the next AGM?

If you want to submit a proposal for inclusion in our proxy statement for the 2026 AGM or nominate an individual for election as a director at the 2026 AGM, you should carefully review the relevant provisions of the Company’s Memorandum and Articles of Association. To submit a proposal for inclusion in our proxy statement, you must submit your proposal no later than November 18, 2025. Your nomination or proposal must be in writing and must comply with the proxy rules of the Securities and Exchange Commission (“SEC”) and the Memorandum and Articles of Association of the Company. If you want to submit a nomination or proposal to be raised at the 2026 AGM but not included in the proxy statement, we must receive your written proposal on or after January 31, 2026, but on or before February 20, 2026. If you submit your proposal after the deadline, then SEC rules permit the individuals named in the proxies solicited by Perrigo’s Board of Directors for that meeting to vote on that proposal at their discretion, but they are not required to do so.

To properly bring a proposal (other than the nomination of a director) before an annual general meeting, the advance notice provisions of our Articles of Association require that your notice of the proposal must include in summary: (1) your name and address and the name and address of the beneficial owner of the shares, if any; (2) the number of Perrigo ordinary shares owned beneficially and of record by you and any beneficial owner as of the date of the notice (which information must be supplemented as of the record date); (3) a description of certain agreements, arrangements or understandings that you or any beneficial owner have entered into with respect to the shares (which information must be supplemented as of the record date) or the business proposed to be brought before the meeting; (4) a representation that you or any beneficial owner are the holder of shares entitled to vote at the meeting and intend to appear at the meeting to propose such business; (5) a representation whether you or any beneficial owner are a part of a group that intends to deliver a proxy statement or otherwise solicit proxies on the proposal; (6) any other information regarding you or any beneficial owner that would be required under the SEC’s proxy rules and regulations; and (7) a brief description of the business you propose to be brought before the meeting, the reasons for conducting that business at the meeting, and any material interest that you or any beneficial owner has in that business. You should send any proposal to our Company Secretary at Perrigo Company plc, Sharp Building, Hogan Place, Dublin 2, D02 TY74, Ireland.

With respect to director nominations, the advance notice provisions of our Articles of Association require that your notice of nomination must include: (1) your name and address and the name and address of the beneficial owner of the shares, if any; (2) the number of Perrigo ordinary shares owned beneficially and of record by you and any beneficial owner as of the date of the notice (which information must be supplemented as of the record date); (3) a description of certain agreements, arrangements or understandings that you or any beneficial owner have entered into with respect to the shares (which information must be supplemented as of the record date); (4) a representation that you or any beneficial owner are the holder of shares entitled to vote at the meeting and intend to appear at the meeting to propose such business; (5) a representation whether you or any beneficial owner are a part of a group that intends to deliver a proxy statement or otherwise solicit proxies on the proposal; (6) the name, age and home and business addresses of the nominee; (7) the principal occupation or employment of the nominee; (8) the number of Perrigo ordinary shares that the nominee beneficially owns; (9) a statement that the nominee is willing to be nominated and serve as a director; (10) an undertaking to provide any other information required to determine the eligibility of the nominee to serve as an independent director or that could be material to shareholders’ understanding of his or her independence; and (11) any other information regarding you, any beneficial owner or the nominee that would be required under the SEC’s proxy rules and regulations had our Board of Directors nominated the individual. You should send your proposed nomination to our Company Secretary at Sharp Building, Hogan Place, Dublin 2, D02 TY74, Ireland.

In addition to satisfying the foregoing requirements under our Articles of Association, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information and representations required by Rule 14a-19 under the Exchange Act.

88	PERRIGO • 2025 PROXY STATEMENT

Questions and Answers and Voting Information

11.
How do I use proxy access to nominate a director candidate for the next AGM?

Any shareholder or group of up to 20 shareholders meeting our continuous ownership requirement of 3% or more of our ordinary shares for at least 3 years who wishes to nominate a candidate or candidates for election in connection with our 2026 AGM and require us to include such nominees in our proxy statement and form of proxy must submit their nomination and request so it is received by us on or after October 19, 2025, but on or before November 18, 2025. The number of candidates that may be so nominated is limited to the greater of two or the largest whole number that does not exceed 20% of the Board. Loaned shares recallable on five U.S. business days’ notice count as owned for purposes of meeting the continuous ownership requirement, but each shareholder in the requesting group must have full voting and investment rights as well as economic interest in their shares at the time of nomination, record date and meeting date. Two or more investment funds that are under common management and investment control will count as one shareholder for purposes of determining the size of the group. All proxy access nominations must meet the requirements of the Company’s Memorandum and Articles of Association. You should send your nomination and request to our Company Secretary at Perrigo Company plc, Sharp Building, Hogan Place, Dublin 2, D02 TY74, Ireland.

12.
What are the Irish Statutory Financial Statements?

The Irish Statutory Financial Statements are the financial statements required to be prepared in accordance with the Irish Companies Act 2014 and cover the results of operations and financial position of the Company for the fiscal year ended December 31, 2024. Our Irish statutory financial statements, including the reports of the auditor and the directors thereon, will be considered at the AGM and we are mailing those accounts to shareholders of record. Since we are an Irish company, we are required to prepare Irish statutory financial statements under applicable Irish company law and deliver those accounts to shareholders of record in connection with our AGM. However, as shareholder approval of those financial statements is not required, it will not be sought at the AGM. We will mail without charge, upon written request, a copy of the Irish statutory financial statements to beneficial owners and shareholders of record of our shares. Requests should be sent to: Perrigo Company plc, Attention: Company Secretary, Sharp Building, Hogan Place, Dublin 2, D02 TY74, Ireland or by email at GeneralMeeting@perrigo.com.

13.
What does it mean if I receive more than one proxy card?

Your shares are likely registered differently or are in more than one account. You should complete and return each proxy card you receive to guarantee that all of your shares are voted.

14.
Who pays to prepare, mail and solicit the proxies?

Perrigo pays all of the costs of preparing and mailing the proxy statement and soliciting the proxies. We do not compensate our directors, officers and employees for mailing proxy materials or soliciting proxies in person, by telephone or otherwise.

15.
Can I access these proxy materials on the Internet?

Yes. Our Proxy Statement, Annual Report on Form 10-K, Irish Statutory Financial Statements and a link to the means to vote by Internet are available at www.proxydocs.com/PRGO.

PERRIGO • 2025 PROXY STATEMENT	89

Appendix

Appendix A

The Company provides non-GAAP financial measures as additional information that it believes is useful to investors and analysts in evaluating the performance of the Company’s ongoing operating trends, facilitating comparability between periods and companies in similar industries and assessing the Company’s prospects for future performance. These non-GAAP financial measures exclude items, such as impairment charges, restructuring charges, and acquisition and integration-related charges, that by their nature affect comparability of operational performance or that we believe obscure underlying business operational trends. The non-GAAP measures the Company provides are consistent with how management analyzes and assesses the operating performance of the Company and disclosing them provides investor insight into management’s view of the business. Management uses these adjusted financial measures for planning and forecasting in future periods and evaluating segment and overall operating performance. In addition, management uses certain of the profit measures as factors in determining compensation.

90	PERRIGO • 2025 PROXY STATEMENT

Appendix A

TABLE I

PERRIGO COMPANY PLC

RECONCILIATION OF NON-GAAP MEASURES

SELECTED CONSOLIDATED INFORMATION

(in millions, except per share amounts)

(unaudited)

	Twelve Months Ended December 31, 2024
Consolidated Continuing Operations	Net Sales	Gross Profit	Operating Income	Income (Loss) from Continuing Operations(1)	Diluted Earnings (Loss) per Share(1)
Reported	$4,373.4	$1,542.7	$112.9	$(160.7)	$(1.17)
As a % of reported net sales		35.3%	2.6%	(3.7)%
Pre-tax adjustments:
Amortization expense related primarily to acquired intangible assets		135.0	229.5	231.7	1.69
Infant formula remediation		17.5	21.7	21.7	0.16
Restructuring charges and other termination benefits		2.7	113.4	113.4	0.82
Loss on early debt extinguishment		—	—	6.7	0.05
Unusual litigation		—	54.2	54.2	0.39
Impairment charges(3)		—	88.9	88.9	0.65
Gain on divestitures and investment securities		—	(28.1)	(34.5)	(0.26)
Other(5)		—	16.0	31.9	0.23
Non-GAAP tax adjustments(2)		—	—	0.9	0.01
Adjusted		$1,697.9	$608.5	$354.0	$2.57
As a % of reported net sales		38.8%	13.9%	8.1%
PSU adjustments: Currency(4)			4.1
PSU Operating Income			$612.6
AIP adjustments: Acquisitions, divestitures and exited products(4)	(27.4)	(22.6)	(33.1)
AIP Net Sales and Operating Income	$4,345.9	1,675.3	$579.5
		38.5%

Diluted weighted average shares outstanding (in millions)
Reported				137.4
Effect of dilution as reported amount was a loss, while adjusted amount was income(6)				0.6
Adjusted				138.0

Note: Amounts may not add or recalculate due to rounding. Percentages are based on actuals.

(1)
Individual pre-tax line item adjustments have not been tax effected, as tax expense on these items are aggregated in the “Non-GAAP tax adjustments” line item.
(2)
Non-GAAP tax adjustments for the twelve months ended December 31, 2024 are primarily due to $62.6 million of tax expense on pre-tax non-GAAP adjustments, plus the removal of (1) $65.9 million of tax impact related to an inter-company sale of intellectual property, (2) $3.5 million of tax benefit related to a partial valuation allowance release in Belgium and (3) $1.0 million of tax expense related to audit adjustments.
(3)
During the twelve months ended December 31, 2024, we determined the carrying value of the Rare Diseases reporting unit net assets exceeded their fair value less costs to sell, resulting in a total impairment charge of $34.1 million, inclusive of a goodwill impairment charge of $22.1 million, we also determined the carrying value of the Hospital & Specialty Business net assets exceeded their fair value less costs to sell, resulting in a total impairment charge of 16.2 million, inclusive of a goodwill impairment charge of $5.4 million and we determined the carrying value of our Prevacid® branded product was impaired by $38.6 million and recorded the charge within our CSCA segment.
(4)
Adjustments primarily to remove the impact of currency fluctuations and acquisitions,divestitures, and exited products not included in Perrigo’s original compensation plans for 2024.
(5)
Other pre-tax adjustments for the twelve months ended December 31, 2024, included expenses of $14.4 million related to de-designation of interest rate swap agreements, amounts related to professional consulting fees for divestiture activity and amounts related to a foreign jurisdiction transfer tax payment.
(6)
In the period of a net loss, reported diluted shares outstanding equal basic shares outstanding.

PERRIGO • 2025 PROXY STATEMENT	91

Appendix A

TABLE I (CONTINUED)

PERRIGO COMPANY PLC

RECONCILIATION OF NON-GAAP MEASURES

SELECTED CONSOLIDATED INFORMATION

(in millions, except per share amounts)

(unaudited)

	Twelve Months Ended December 31, 2023
Consolidated Continuing Operations	Net Sales	Gross Profit	Operating Income	Income (Loss) from Continuing Operations(1)	Diluted Earnings (Loss) per Share(1)
Reported	$4,655.6	$1,680.4	$151.9	$(4.4)	$(0.03)
As a % of reported net sales		36.1%	3.3%	(0.1)%
Pre-tax adjustments:
Amortization expense related primarily to acquired intangible assets		127.9	269.9	272.0	2.00
Impairment charges(2)		—	90.0	90.0	0.66
Restructuring charges and other termination benefits		0.4	40.2	40.2	0.29
Unusual litigation		—	11.9	11.9	0.09
Acquisition and integration-related charges and contingent consideration adjustments		—	8.8	8.8	0.06
Infant formula remediation		—	1.2	1.2	0.01
Gain on early debt extinguishment		—	—	(3.1)	(0.02)
Gain on divestitures and investment securities		—	(4.6)	(4.4)	(0.03)
Milestone payments received related to royalty rights		—	—	(10.0)	(0.07)
Other adjustments		—	5.1	5.1	0.04
Non-GAAP tax adjustments(3)		—	—	(55.3)	(0.41)
Adjusted		$1,808.5	$574.3	$352.0	$2.58
As a % of reported net sales		38.8%	12.3%	7.6%

Diluted weighted average shares outstanding (in millions)
Reported				135.3
Effect of dilution as reported amount was a loss, while adjusted amount was income(4)				1.4
Adjusted				136.7

Note: Amounts may not add or recalculate due to rounding. Percentages are based on actuals.

(1)
Individual pre-tax line item adjustments have not been tax effected, as tax expense on these items are aggregated in the “Non-GAAP tax adjustments” line item.
(2)
During the twelve months ended December, 31, 2023, we determined goodwill related to our Rare Diseases reporting unit was impaired by $90.0 million and recorded the charge within our CSCI segment.
(3)
Non-GAAP tax adjustments for the twelve months ended December 31, 2023 are primarily due to $61.6 million of tax expense related to pre-tax non-GAAP adjustments, plus the removal of (1) $11.4 million of tax expense related to audit settlements (2) $2.1 million of tax expense related to valuation allowance and (3) $7.2 million of tax benefit related to tax law changes.
(4)
In the period of a net loss, diluted shares outstanding equal basic shares outstanding.

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Appendix A

TABLE II

PERRIGO COMPANY PLC

RECONCILIATION OF NON-GAAP MEASURES

SELECTED CONSOLIDATED INFORMATION

(in millions)

(unaudited)

Consolidated Continuing Operations	December 31, 2024
Net cash from operating activities	$362.9
Adjusted Income from continuing operations	$354.0
Cash conversion	102.5%

Consolidated Continuing Operations	December 31, 2024
Net cash from operating activities	$362.9
Reclassification between operating and investing for derivative activity	(45.8)
Other adjustments(1)	(10.3)
AIP Operating Cash Flow	$306.8

Note: Amounts may not add or recalculate due to rounding. Percentages are based on actuals.

(1) Adjustments include $1.5M related to paying bonuses lower than planned and $8.8M resulting from legal settlements related to prior years.

Consolidated Continuing Operations	December 31, 2024
Reported income (loss) from continuing operations	$(160.7)
Income tax benefit	80.0
Interest expense, net	187.8
Depreciation and amortization	325.9
EBITDA	433.0
Non-cash stock-based compensation expense	64.4
Restructuring charges and other termination benefits	110.1
Loss on early debt extinguishment	6.7
Unusual litigation	54.2
Gain on divestitures and investment securities	(34.5)
Infant formula remediation	21.7
Impairment charges	88.9
Other, net(1)	13.2
Adjusted EBITDA	$757.7
Reported Debt	$3,618.1
Less: Cash and cash equivalents	(558.8)
Net Debt	$3,059.3

Leverage Ratio (Net Debt / EBITDA)	7.1
Leverage Ratio (Net Debt / Adjusted EBITDA)	4.0

Note: Amounts may not add or recalculate due to rounding. Percentages are based on actuals.

(1) Other, net includes expenses due primarily to professional consulting fees for divestiture activity, amortization adjustments from equity method investments and expenses associated with debt refinancing activities during the year.

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Appendix A

TABLE III

PERRIGO COMPANY PLC

RECONCILIATION OF NON-GAAP MEASURES

SELECTED CONSOLIDATED INFORMATION

(in millions, except per share amounts)

(unaudited)

	Twelve Months Ended
	December 31, 2024	December 31, 2023	Total Change
Consolidated Continuing Operations
Adjusted operating income	$608.5	$574.3	$34.2	6.0%
Adjusted operating margin	13.9%	12.3%		160 bps
Adjusted EPS	$2.57	$2.58	$(0.01)	(0.4)%

Note: Amounts may not add or recalculate due to rounding. Percentages are based on actuals.

94	PERRIGO • 2025 PROXY STATEMENT

Appendix B

COMPANIES ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

-of-

PERRIGO COMPANY PUBLIC LIMITED COMPANY

(as amended by special resolutions passed up to ~~20 July2017~~ [  ] 2025)

Preliminary

1. Sections 43(2), 77 to 81, 95(1)(a), 95(2)(a), 96, 124, 125, 144(3), 144(4), 148(2), 158(3), 159

to 165, 181(1), 182(2), 182(5), 183(3), 187, 188, 218(3) to 218(5), 229, 230, 338(5), 338(6),

618(1)(b), 1090, 1092 and 1113 of the Act shall not apply to the Company.

2.

2.1.
In these articles:

"Act"	means the Companies Act 2014.
"Acts"	means the Companies Act 2014, and all statutory instruments which are to be read as one with, or construed, or to be read together with such Acts.
"address"	includes any number or address used for the purposes of communication, including by way of electronic mail or other electronic communication.
"Adoption Date"	has the meaning set out in article 3.3.
"Applicable Escheatment Laws"	has the meaning set out in article 169.2.
"Approved Nominee"	means a person holding shares or rights or interests in shares in the Company on a nominee basis who has been determined by the Company to be an "Approved Nominee".
"Assistant Secretary"	means any person appointed by the Secretary or the Board from time to time to assist the Secretary.
"Auditor" or "Auditors"	means the auditor or auditors at any given time of the Company.

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Appendix B

"Clear Days"

in relation to the period of notice to be given under these articles, that period excluding the day when the notice is given or deemed to be given and the day of the event for which it is given or on which it is to take effect.

"Company Shares"	has the meaning set out in article 157.
~~“Company Subscriber Shares"~~	~~means the seven ordinary shares in issue held by or on behalf of Tudor Trust Limited and the eight ordinary shares in issue held by Clepe Limited.~~
"Covered Person"	has the meaning set out in article 168.
"electronic communication"	has the meaning given to those words in the Electronic Commerce Act 2000.
"electronic signature"	has the meaning given to those words in the Electronic Commerce Act 2000.
"Exchange Act"	means the United States Securities Exchange Act of 1934, as amended from time to time.
~~“Exchange Agent”~~	~~has the meaning set out in article157.~~
“Group Company” or “Group Companies”	means the Company, any holding company of the Company and any subsidiary of the Company or of any such holding company.
“Member Associated Person”

of any member means (A) any person controlling, directly or indirectly, or acting as a “group” (as such term is used in Rule 13d-5(b) under the Exchange Act) with, such member, (B) any beneficial owner of shares of the Company owned of record or beneficially by such member and (C) any person controlling, controlled by or under common control with such Member Associated Person.

~~“Merger”~~	~~means the merger of Merger Sub with and into Perrigo Company, with Perrigo Company surviving the merger as a wholly owned indirect subsidiary of the Company.~~
~~“Merger Consideration”~~	~~has the meaning set out in article157.~~

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~~“Merger Effective Time”~~	~~has the meaning set out in article157.~~
~~“MergerSub”~~	~~means Leopard Company, a company organized in Delaware.~~
“Ordinary Resolution”	means an ordinary resolution of the Company’s members within the meaning of section 191 of the Act.
“Ordinary Shares” or “ordinary shares”

means ordinary shares of nominal value €0.001 per share (or such other nominal value as may result from any reorganisation of capital) in the capital of the Company, having the rights and being subject to the limitations set out in these articles.

~~“Perrigo” or “Perrigo Company”~~	~~Perrigo Company, a Michigan Corporation.~~
~~“Perrigo Certificates”~~	~~has the meaning set out in article157.~~
~~“Perrigo Exchange Fund”~~	~~has the meaning set out in article157.~~
~~“Perrigo Share(s)”~~	~~means the common stock of Perrigo Company no par value.~~
“Redeemable Shares”	means redeemable shares in accordance with Chapter 6 of Part 3 of the Act.
“Register”	means the register of members to be kept as required in accordance with section 169 of the Act.
~~“Scheme”~~

~~means the acquisition of Elan Corporation plc by the Company by means of a ‘scheme of arrangement’ pursuant to which the Company will acquire all of the outstanding shares of Elan from Elan shareholders for cash and shares.~~

~~“Scheme Shares”~~	~~means the ordinary shares issued pursuant to the Scheme.~~
“Section 1062 Notice”	shall mean a notice given to a member in accordance with section 1062 of the Act.
“Share” or “share”	~~“Share” and “share” mean~~ means, unless specified otherwise or the context otherwise requires, any share in the capital of the Company.

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Appendix B

“Shareholder” or “the Holder”

means in relation to any share, the person whose name is entered in the Register as the holder of the share or, where the context permits, the persons whose names are entered in the Register as the joint holders of shares.

“Special Resolution”	means a special resolution of the Company’s members within the meaning of section 191 of the Act.
“subsidiary” and “holding company”

have the meanings given to those words in sections 7 and 8 of the Act, except that references in those sections to a company shall include any corporation or other legal entity, whether incorporated or established in Ireland or elsewhere;

"the Company"	means the company whose name appears in the heading to these articles.
"the Directors" or "the Board"

means the directors from time to time and for the time being of the Company or the directors present at a meeting of the board of directors and includes any person occupying the position of director by whatever name called.

“the Office"	means the registered office from time to time and for the time being of the Company.
"the seal"	means the common seal of the Company.
"the Secretary"	means any person appointed to perform the duties of the secretary of the Company.
"these articles"	means the articles of association of which this article forms part, as the same may be amended from time to time and for the time being in force.

2.2.
Expressions in these articles referring to writing shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form except as provided in these articles and / or where it constitutes writing in electronic form sent to the Company, and the Company has agreed to its receipt in such form. Expressions in these articles referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature as shall be approved by the Directors. Expressions in these articles referring to receipt or issuance of any electronic communications shall, be limited to receipt or issuance in such manner as the Company has approved or as set out in these articles. Notwithstanding the foregoing, all written communication by the Company and the Directors may for the purposes of these articles, to the extent permitted by law, be in electronic form.

2.3.
Unless the contrary intention appears, words or expressions contained in these articles shall bear the same meaning as in the Acts or in any statutory modification thereof in force at the date at which these articles become binding on the Company.

98	PERRIGO • 2025 PROXY STATEMENT

Appendix B

2.4.
References herein to any enactment shall mean such enactment as the same may be amended and may be from time to time and for the time being in force.

2.5.
The masculine gender shall include the feminine and neuter, and vice versa, and the singular number shall include the plural, and vice versa, and words importing persons shall include firms or companies.

2.6.
Reference to US$, USD, or dollars shall mean the currency of the United States of America and to €, euro, EUR or cent shall mean the currency of Ireland.

Share capital and variation of rights

3.

3.1.
The share capital of the Company is €10,000,000 divided into 10,000,000,000 ordinary shares of €0.001 each and US$1,000 divided into 10,000,000 preferred shares of US$0.0001 each.

3.2.
The rights and restrictions attaching to the ordinary shares shall be as follows:

a)
subject to the right of the Company to set record dates for the purposes of determining the identity of members entitled to notice of and / or to vote at a general meeting, the right to attend and speak at any general meeting of the Company and to exercise one vote per ordinary share held at any general meeting of the Company;

b)
the right to participate pro rata in all dividends declared by the Company; and

c)
the right, in the event of the Company's winding up, to participate pro rata in the total assets of the Company.

The rights attaching to the ordinary shares may be subject to the term of issue of any series or class of preferred shares allotted by the Directors from time to time in accordance with article 3.3.

3.3.

3.3.1
The Board is authorised to issue all or any of the authorised but unissued preferred shares from time to time in one or more classes or series, and to fix for each such class or series such voting power, full or limited, or no voting power, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such class or series, including, without limitation, the authority, prior to the issuance thereof, to fix:

a)
the number of shares to constitute such series and the distinctive designations thereof;
b)
the dividend rate or rates to which such shares shall be entitled and the restrictions, limitations and conditions upon the payment of such dividends, whether dividends shall be cumulative or non-cumulative and, if cumulative, the date or dates from which dividends shall accumulate, the dates on which dividends, if declared, shall be payable, and the preferences or relations to the dividends payable on any other series of preferred shares;

c)
whether or not such series shall be redeemable, and if so, the limitations and restrictions with respect to such redemptions, the manner of selecting shares of such series for redemption if less than all shares are to be redeemed, the redemption price and the amount, if any, in addition to

PERRIGO • 2025 PROXY STATEMENT	99

Appendix B

any accrued dividends thereon, which the holder of shares of such series shall be entitled to receive upon the redemption thereof;

d)
subject to the Acts, the terms, conditions, and amount of any sinking fund provided for the purchase or redemption of the shares in the series;

e)
the amount in addition to any accrued dividends thereon which the holders of shares of such series shall be entitled to receive upon the voluntary or involuntary liquidation, dissolution or winding up of the corporation, which amount may vary depending on whether such liquidation, dissolution, or winding up is voluntary or involuntary and, if voluntary, may vary at different dates;

f)
subject to the Acts, whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether such purchase, retirement or sinking fund shall be cumulative or non-cumulative, the extent and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

g)
whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes, or of any other series of the same class, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, for adjusting the same;

h)
the voting powers, if any, of such series in addition to the voting powers provided by law; except that such powers shall not include the right to have more than one vote per share;

i)
any other preferences and relative, participating, optional or other special rights, and qualifications, limitations, or restrictions thereof as shall not be inconsistent with law or with this article.

Notwithstanding the fixing of the number of shares constituting a particular series upon the issuance thereof, the Board of Directors may at any time thereafter, subject to the Acts, authorise the issuance of additional shares of the same series, or decrease the number of shares constituting such series (but not below the number of shares of such series then outstanding). The Board may at any time before the allotment of any preferred share by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such preferred shares.

3.3.2
All shares of any one series of preferred shares shall be identical with all other shares of the same series except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all series shall rank equally and be identical in all respects, except as permitted by the foregoing provisions of article 3.3.1.

3.3.3
(a) The holders of preferred shares shall be entitled to receive cash dividends when and as declared by the Board of Directors at such rate per share per annum, cumulatively if so provided, and with such preferences, as shall have been fixed by the Board of Directors, before any dividends shall be paid upon or declared and set apart for the ordinary shares or any other class of share ranking junior to the preferred shares, and such dividends on each series of the preferred shares shall cumulate, if at all, from and after the dates fixed by the Board of Directors with respect to such cumulation. Accrued dividends shall bear no interest.

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Appendix B

(b)
If dividends on the preferred shares are not declared in full then dividends shall be declared ratably on all shares of each series of equal preference in proportion to the respective unpaid cumulative dividends, if any, to the end of the then current dividend period. No ratable distribution shall be declared or set apart for payment with respect to any series until accumulated dividends in arrears in full have been declared and paid on any series senior in preference.

(c)
Unless dividends on all outstanding shares of series of the preferred shares having cumulative dividend rights shall have been fully paid for all past dividend periods, and unless all required sinking fund payments, if any, shall have been made or provided for, no dividend (except a dividend payable in ordinary shares or in any other class of share ranking junior to the preferred shares) shall be paid upon or declared and set apart for the ordinary shares or any other class of share ranking junior to the preferred shares.

(d)
Subject to the foregoing provisions, the Board of Directors may declare and pay dividends on the ordinary shares and on any class of share ranking junior to the preferred shares, to the extent permitted by law, after full dividends for the current dividend period, and, in the case or preferred shares having cumulative dividend rights after all prior dividends have been paid or declared and set apart for payment, the holders of the ordinary shares shall be entitled, to the exclusion of the holders of the preferred shares, to all further dividends declared and paid in such current dividend period.

3.3.4
In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or set apart for the holders of shares of any class or classes of shares of the Company ranking junior to the preferred shares, the holders of the shares of each series or the preferred shares shall be entitled to receive payment of the amount per share fixed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of the shares of such series, plus an amount equal to all dividends accrued thereon to the date of final distribution to such holders; but they shall be entitled to no further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the shares of the preferred shares shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders rateably in accordance with the respective amount which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this article 3.3.4, the sale, conveyance, exchange, or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Company or a consolidation or merger of the Company with one or more companies shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary.

3.3.5
Redemption:

(a)
Subject to the express terms of each series and to the provisions of Chapter 6 of Part 3 of the Act, the Company (i) may from time to time redeem all or any part of the preferred shares of any series at the time in issue at the option of the Board at the applicable redemption price for such series fixed in accordance with the provisions of article 3.3.1, or (ii) shall from time to time make redemptions of the preferred shares as may be required to fulfil the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of article 3.3.1, together in each case with accrued and unpaid dividends to the redemption date.

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Appendix B

(b)
Shares of any series of preferred shares which have been issued and reacquired in any manner by the Company (excluding shares purchased and cancelled and shares which, if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes) shall be restored to the status of authorised and unissued preferred shares and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of preferred shares or as part of any other series of preferred shares, all subject to the conditions or restrictions on issuance fixed by the Board of Directors with respect to the shares of any other series of preferred share.

3.3.6
Except as otherwise specifically provided herein or in the authorising resolutions, none of the shares of any series of preferred shares shall be entitled to any voting rights and the ordinary shares shall have the exclusive right to vote for the election of directors and for all other purposes. So long as any shares of any series of preferred shares are outstanding, the Company shall not, without the consent of the holders of a majority of the then outstanding shares of preferred shares, irrespective of series, either expressed in writing (to the extent permitted by law) or by their affirmative vote at a meeting called for that purpose; (i) adopt any amendment to the Articles of Association or take any other action which in any material respect adversely affects any preference, power, special right, or other term of the preferred shares or the holders thereof; (ii) create or issue any class of stock entitled to any preference over the preferred shares as to the payment of dividends, or the distribution of capital assets, (iii) increase the aggregate number of shares constituting the authorised preferred shares, or (iv) create or issue any other class of stock entitled to any preference on a parity with the preferred shares as to the payment of dividends or the distribution of capital assets.

3.3.7
If in any case the amounts payable with respect to any obligations to redeem preferred shares are not available in full in the case of all series with respect to which such obligations exist, the number of shares of each of such series to be redeemed pursuant to any such obligations shall be in proportion to the respective amounts which would be available on account of such obligations if all amounts payable in respect of such series were discharged in full.

3.3.8
Subject to the Acts, the preferred shares may be issued by the Company from time to time for such consideration as may be fixed from time to time by the Board of Directors. Any and all shares for which the consideration so fixed shall have been paid or delivered shall be deemed fully paid and non-assessable.

3.3.9
For the purpose of the provisions of this article 3.3 or of any resolution of the Board of Directors providing for the issuance of any series of preferred shares (unless otherwise provided in any such resolution):

a)
the term "outstanding”, when used in reference to shares, shall mean issued shares, excluding shares held by the Company and shares called for redemption, funds for the redemption of which shall have been set aside or deposited in trust;

b)
the amount of dividends "accrued" on any preferred share as at any dividend date shall be deemed to be the amount of any unpaid dividends accumulated thereon to and including such dividend date, whether or not earned or declared, and the amount of dividends "accrued" on any preferred share as at any date other than a dividend date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding dividend date, whether or not earned or declared, plus an amount equivalent to interest on the involuntary liquidation value of such share at the annual dividend rate fixed for the shares of such series for the period after such

102	PERRIGO • 2025 PROXY STATEMENT

Appendix B

last preceding dividend date to and including the date as of which the calculation is made; and

c)
the term "class or classes of share of the Company ranking junior to the preferred shares" shall mean the ordinary shares of the Company and any other class or classes of share of the Company hereafter authorised, which shall rank junior to the preferred shares as to dividends or upon liquidation.

3.4.
(A) If an ordinary share is not listed on a securities market, a regulated market or another market recognised for the purposes of section 1072 of the Act, in each case within the meaning of the Act, it shall be automatically converted into a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade (“arrangement”) between the Company and any person pursuant to which the Company acquires or will acquire ordinary shares, or an interest in ordinary shares, from the relevant person. In these circumstances, the ordinary share concerned shall have the same characteristics as any other ordinary share in accordance with these articles save that it shall be redeemable in accordance with the arrangement. The acquisition of such ordinary shares in accordance with this article 3.4(A) by the Company shall constitute the redemption of a Redeemable Share in accordance with Chapter 6 of Part 3 of the Act.

(B) If an ordinary share is listed on a securities market, a regulated market or another market recognised for the purposes of section 1072 of the Act, in each case within the meaning of the Act, the provisions of clause 3.4(A) above shall apply unless the Board resolves prior to the existence or creation of any relevant arrangement, that the arrangement concerned is to be treated as an acquisition of shares pursuant to article

4.2 in which case the arrangement shall be so executed.

4.
Subject to the provisions of Chapter 6 of Part 3 of the Act and the other provisions of this article, the Company may:

4.1.
issue any shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the member on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Directors;

4.2.
subject to and in accordance with the provisions of the Act and without prejudice to any relevant special rights attached to any class of shares pursuant to Chapter 6 of Part 3 and Chapter 5 of Part 17, acquire any of its own shares (including any Redeemable Shares and without any obligation to acquire on any pro rata basis as between members or members of the same class) and may cancel any shares so acquired or hold them as treasury shares (as described in the Act) and may reissue any such shares as shares of any class or classes; or

4.3.
pursuant to section 83 of the Act, convert any of its shares into Redeemable Shares.

5.
Without prejudice to any special rights previously conferred on the Holders of any existing shares or class of shares, any share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

6.

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Appendix B

6.1.
Without prejudice to the authority conferred on the Directors pursuant to article 3 to issue preferred shares in the capital of the Company, if at any time the share capital is divided into different classes of shares the rights attached to any class may, whether or not the Company is being wound up, be varied or abrogated with the consent in writing of the Holders of three- fourths of the issued shares in that class, or with the sanction of a Special Resolution passed at a separate general meeting of the Holders of the shares of that class, provided that, if the relevant class of Holders has only one Holder, that person present in person or by proxy, shall constitute the necessary quorum. To every such meeting the provisions of article 52 shall apply.

6.2.
The redemption or purchase of preferred shares or any class of preferred shares shall not constitute a variation of rights of the preferred Holders where the redemption or purchase of the preferred shares has been authorised solely by a resolution of the ordinary Holders.

6.3.
The issue, redemption or purchase of any of the 10,000,000 preferred shares of US$0.0001 each shall not constitute a variation of the rights of the Holders of ordinary shares.

6.4.
The issue of preferred shares or any class of preferred shares which rank junior to any existing preferred shares or class of preferred shares shall not constitute a variation of the existing preferred shares or class of preferred shares.

7. The rights conferred upon the Holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

8.

8.1.
Subject to the provisions of these articles relating to new shares, the unissued shares of the Company shall be at the disposal of the Directors, and they may (subject to the provisions of the Acts) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its members, but so that no share shall be issued at a discount save in accordance with the Act, and so that, in the case of shares offered to the public for subscription, the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon.

8.2.
Subject to any requirement to obtain the approval of members under any laws, regulations or the rules of any stock exchange to which the Company is subject, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for such number of shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

8.3.
The Directors are, for the purposes of section 1021 of the Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said section 1021) up to the amount of Company's authorised share capital and to allot and issue any shares acquired by the Company pursuant to the provisions of Chapter 3 and Chapter 6 of the Act and held as treasury shares and this authority shall expire five years from 17 December 2013.
8.4.
The Directors are hereby empowered pursuant to sections 1021 to 1023 of the Act to allot equity securities within the meaning of section 1023 for cash pursuant to the authority conferred by article 8.3

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as if section 1022 of the Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this paragraph had not expired.

8.5.
Nothing in these articles shall preclude the Directors from recognising a renunciation of the allotment of any shares by any allottee in favour of some other person.

9.
The Company may pay commission to any person in consideration of a person subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and subject to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two. The Company may also, on any issue of shares, pay such brokerage as may be lawful.

10.
Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the Holder. This shall not preclude the Company from requiring the members or a transferee of shares to furnish the Company with information as to the beneficial ownership of any share when such information is reasonably required by the Company.

11.
The shares of the Company may be either represented by certificates or, if the conditions of issue of the relevant shares so provide, by uncertificated shares. Except as required by law, the rights and obligations of the Holders of uncertificated shares and the rights and obligations of the Holders of shares represented by certificates of the same class shall be identical.

12.
Such certificates may be under seal. The Board may authorise certificates to be issued with the seal and authorised signature(s) affixed or printed by some method or system of mechanical or electronic process. Any person claiming a share certificate to have been lost, destroyed or stolen, shall make an affidavit or affirmation of that fact, and if required by the Board shall advertise the same in such manner as the Board may require, and shall give the Company, its transfer agents and its registrars a bond of indemnity, in form and with one or more sureties satisfactory to the Board or anyone designated by the Board with authority to act thereon, whereupon a new certificate may be executed and delivered of the same tenor and for the same number of shares as the one alleged to have been lost, destroyed or stolen.

Disclosure of beneficial ownership

13.
If at any time the Directors are satisfied that any member, or any other person appearing to be interested in shares held by such member:

13.1.
(x) has been duly served with a Section 1062 Notice and is in default for the prescribed period (as defined in article 13.6(b)) in supplying to the Company the information thereby required; or

(y) in purported compliance with such a notice, has made a statement which is false or inadequate in a material particular, then the Directors may, in their absolute discretion at any time thereafter by notice (a "direction notice") to such member direct that:

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a)
in respect of the shares in relation to which the default occurred (the "default shares") the member shall not be entitled to attend or to vote at a general meeting either personally or by proxy or to exercise any other right conferred by membership in relation to meetings of the Company; and

b)
where the nominal value of the default shares represents at least 0.25 per cent of the nominal value of the issued shares of the class concerned, then the direction notice may additionally direct that:

(i)
except in a liquidation of the Company, no payment shall be made of any sums due from the Company on the default shares, whether in respect of capital or dividend or otherwise, and the Company shall not have any liability to pay interest on any such payment when it is finally paid to the member;

(ii)
no other distribution shall be made on the default shares; and / or

(iii)
no transfer of any of the default shares held by such member shall be registered unless:

1)
the member is not himself in default as regards supplying the information requested and the transfer when presented for registration is accompanied by a certificate by the member in such form as the Directors may in their absolute discretion require to the effect that after due and careful enquiry the member is satisfied that no person in default as regards supplying such information is interested in any of the shares the subject of the transfer; or

2)
the transfer is an approved transfer (as defined in article 13.6(c)).

The Company shall send to each other person appearing to be interested in the shares the subject of any direction notice a copy of the notice, but the failure or omission by the Company to do so shall not invalidate such notice.

13.2.
Where any person appearing to be interested in the default shares has been duly served with a direction notice or copy thereof and the default shares which are the subject of such direction notice are held by an Approved Nominee, the provisions of this article shall be treated as applying only to such default shares held by the Approved Nominee and not (insofar as such person's apparent interest is concerned) to any other shares held by the Approved Nominee.

13.3.
Where the member upon whom a Section 1062 Notice is served is an Approved Nominee acting in its capacity as such, the obligations of the Approved Nominee as a member of the Company shall be limited to disclosing to the Company such information as has been recorded by it relating to any person appearing to be interested in the shares held by it.

13.4.
Any direction notice shall cease to have effect:

a)
in relation to any shares which are transferred by such member by means of an approved transfer; or

b)
when the Directors are satisfied that such member, and any other person appealing to be interested in shares held by such member, has given to the Company the information required by the relevant Section 1062 Notice.

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13.5.
The Directors may at any time give notice cancelling a direction notice.

13.6.
For the purposes of this article:

a)
a person shall be treated as appearing to be interested in any shares if the member holding such shares has given to the Company a Section 1062 Notice which either (a) names such person as being so interested or (b) fails to establish the identities of all those interested in the shares and (after taking into account the said notification and any other relevant Section 1062 Notice) the Company knows or has reasonable cause to believe that the person in question is or may be interested in the shares;

b)
the prescribed period is 28 days from the date of service of the said Section 1062 Notice unless the nominal value of the default shares represents at least 0.25 per cent of the nominal value of the issued shares of that class, in which case the prescribed period is 14 days from that date; and

c)
a transfer of shares is an approved transfer if but only if:

(i)
it is a transfer of shares to an offeror by way or in pursuance of acceptance of an offer made to all the Holders (or all the Holders other than the person making the offer and his nominees) of the shares in the Company to acquire those shares or a specified proportion of them; or

(ii)
the Directors are satisfied that the transfer is made pursuant to a sale of the whole of the beneficial ownership of the shares the subject of the transfer to a party unconnected with the member and with other persons appearing to be interested in such shares; or

(iii)
the transfer results from a sale made through a stock exchange on which the Company's shares are normally traded.

d)
Nothing contained in this article shall limit the power of the Company under section 1066 of the Act.

e)
For the purpose of establishing whether or not the terms of any notice served under this article shall have been complied with the decision of the Directors in this regard shall be final and conclusive and shall bind all persons interested.

Lien

14.
The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether immediately payable or not) called or payable at a fixed time or in accordance with the terms of issue of such share in respect of such share. The Directors may at any time declare any share to be wholly or in part exempt from the provisions of this regulation. The Company's lien on a share shall extend to all dividends payable thereon.

15.
The Company may sell, in such manner as the Directors think fit, any shares on which the Company has a lien, but no sale shall be made unless a sum in respect of which the lien exists is immediately payable,

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nor until the expiration of 14 days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is immediately payable, has been given to the Holder for the time being of the share or the person entitled thereto by reason of his death or bankruptcy.

16.
To give effect to any such sale, the Directors may authorise some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the Holder of the shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale. Where a share, which is to be sold as provided for in article 26, is held in uncertificated form, the Directors may authorise some person to do all that is necessary under the Companies Act, 1990 (Uncertificated Securities) Regulations 1996 (or such other regulations made pursuant to section 1086 of the Act) to change such share into certificated form prior to its sale.

17.
The proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is immediately payable, and the residue, if any, shall (subject to a like lien for sums not immediately payable as existed upon the shares before the sale) be paid to the person entitled to the shares at the date of the sale.

18.
Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any shares registered in the Register as held either jointly or solely by any Holder or in respect of any dividends, bonuses or other moneys due or payable or accruing due or which may become due or payable to such Holder by the Company on or in respect of any shares registered as aforesaid or for or on account or in respect of any Holder and whether in consequence of:

a)
the death of such Holder;

b)
the non-payment of any income tax or other tax by such Holder;

c)
the non-payment of any estate, probate, succession, death, stamp, or other duty by the executor or administrator of such Holder or by or out of his estate; or

d)
any other act or thing;

in every such case (except to the extent that the rights conferred upon Holders of any class of shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

a)
the Company shall be fully indemnified by such Holder or his executor or administrator from all liability;

b)
the Company shall have a lien upon all dividends and other moneys payable in respect of the shares registered in the Register as held either jointly or solely by such Holder for all moneys paid or payable by the Company in respect of such shares or in respect of any dividends or other moneys as aforesaid thereon or for or on account or in respect of such Holder under or in consequence of any such law together with interest at the rate of fifteen percent per annum thereon from the date of payment to date of repayment and may deduct or set off against such dividends or other moneys payable as aforesaid any moneys paid or payable by the Company

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as aforesaid together with interest as aforesaid;

c)
the Company may recover as a debt due from such Holder or his executor or administrator wherever constituted any moneys paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period aforesaid in excess of any dividends or other moneys as aforesaid then due or payable by the Company;

d)
the Company may, if any such money is paid or payable by it under any such law as aforesaid, refuse to register a transfer of any shares by any such Holder or his executor or administrator until such money and interest as aforesaid is set off or deducted as aforesaid, or in case the same exceeds the amount of any such dividends or other moneys as aforesaid then due or payable by the Company, until such excess is paid to the Company.

e)
Subject to the rights conferred upon the Holders of any class of shares, nothing herein contained shall prejudice or affect any right or remedy which any law may confer or purport to confer on the Company and as between the Company and every such Holder as aforesaid, his estate representative, executor, administrator and estate wheresoever constituted or situate, any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

Calls on shares

19.
The Directors may from time to time make calls upon the members in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium) and not by the conditions of allotment thereof made payable at fixed times or in accordance with such terms of allotment, and each member shall (subject to receiving at least 14 days’ notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his shares. A call may be revoked or postponed as the Directors may determine.

20.
A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed and may be required to be paid by instalments.

21.
The joint Holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

22.
If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest on the sum from the day appointed for payment thereof to the time of actual payment at such rate as the Directors may determine, but the Directors shall be at liberty to waive payment of such interest wholly or in part.

23.
Any sum which by the terms of issue of a share becomes payable on allotment or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for the purpose of these regulations be deemed to be a call duly made and payable on the date on which, by the terms of issue, the same becomes payable, and in case of non-payment all the relevant provisions of these regulations as to payment of interest and expenses, forfeiture or otherwise, shall apply as if such sum had become payable by virtue of a call duly made and notified.

24.
The Directors may, on the issue of shares, differentiate between the Holders as to the amount of calls to be paid and the time of payment.

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25.
The Directors may, if they think fit, receive from any member willing to advance the same all or any part of the moneys uncalled and unpaid upon any shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become payable) pay interest at such rate not exceeding (unless the Company in general meeting otherwise directs) fifteen per cent per annum, as may be agreed upon between the Directors and the member paying such sum in advance.

Transfer of Shares

26.

26.1.
Subject to compliance with the Acts and to any applicable restrictions contained in these articles, applicable law, including U.S. securities laws, and any agreement binding on such Holder as to which the Company is aware, any Holder may transfer all or any of its shares by an instrument of transfer in the usual common form or in any other form or by any other method permissible under applicable law, as may be approved by the Directors. The instrument of transfer of any share may be executed for and on behalf of the transferor by the Secretary, Assistant Secretary or any duly authorised delegate or attorney of the Secretary or Assistant Secretary (whether an individual, a corporation or other body of persons, whether corporate or not, and whether in respect of specific transfers or pursuant to a general standing authorisation) and the Secretary or Assistant Secretary or a relevant authorised delegate shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred and the date of the agreement to transfer shares, shall, once executed by the transferor or the Secretary or Assistant Secretary or relevant authorised delegate as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of section 94 of the Act. The transferor shall be deemed to remain the Holder of the share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

26.2.
The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty liability against any dividends payable to the transferee of those shares and (iii) claim a first and permanent lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company's lien shall extend to all dividends paid on those shares.

26.3.
Notwithstanding the provisions of these articles and subject to any regulations made under section 1086 of the Act, title to any shares in the Company may also be evidenced and transferred without a written instrument in accordance with the 1996 Regulations and section 1086 of the Act or any regulations made thereunder. The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such

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regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.
27.
Subject to such of the restrictions of these articles and to such of the conditions of issue of any share warrants as may be applicable, any share warrant may be transferred by instrument in writing in any usual or common form or any other form which the Directors may approve.

28.
The Board may in its absolute discretion and without assigning any reason for its decision, decline to register any transfer of any Share which is not a fully paid Share. The Board may also, in its absolute discretion, and without assigning any reason, refuse to register a transfer of any Share unless:

28.1.
the instrument of transfer is fully and properly completed and is lodged with the Company accompanied by the certificate for the Shares (if any) to which it relates (which shall upon registration of the transfer be cancelled) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

28.2.
the instrument of transfer is in respect of only one class of Shares;

28.3.
a registration statement under the Securities Act of 1933 of the United States of America is in effect with respect to such transfer or such transfer is exempt from registration and, if requested by the Board, a written opinion from counsel reasonably acceptable to the Board is obtained to the effect that such transfer is exempt from registration;

28.4.
the instrument of transfer is properly stamped (in circumstances where stamping is required);

28.5.
it is satisfied, acting reasonably, that all applicable consents, authorisations, permissions or approvals of any governmental body or agency in Ireland or any other applicable jurisdiction required to be obtained under relevant law prior to such transfer have been obtained; and

28.6.
it is satisfied, acting reasonably, that the transfer would not violate the terms of any agreement to which the Company (or any of its subsidiaries) and the transferor are party or subject.

29.
If the Directors refuse to register a transfer they shall, within two months after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal.

30.
In order that the Directors may determine the members entitled to receive payment of any dividend or other distribution or allotment of any rights or the members entitled to exercise any rights in respect of any change, conversion or exchange of shares, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted. If no record date is fixed, the record date for determining members for such purpose shall be at the close of business on the day on which the Directors adopt the resolution relating thereto.

31.
Registration of transfers may be suspended at such times and for such period, not exceeding in the whole 30 days in each year, as the Directors may from time to time determine subject to the requirements of section 174 of the Act.

32.
All instruments of transfer shall upon their being lodged with the Company remain the property of the

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Company and the Company shall be entitled to retain them.

Transmission of Shares

33.
In the case of the death of a member, the survivor or survivors, where the deceased was a joint Holder, and the personal representatives of the deceased where he was a sole Holder, shall be the only persons recognised by the Company as having any title to his interest in the shares; but nothing herein contained shall release the estate of a deceased joint Holder from any liability in respect of any share which had been jointly held by him with other persons. For greater certainty, where two or more persons are registered as joint Holders of a share or shares, then in the event of the death of any joint Holder or Holders the remaining joint Holder or Holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint Holder except in the case of the last survivor of such joint Holders.

34.
Any person becoming entitled to a share in consequence of the death or bankruptcy of a member may, upon such evidence being produced as may from time to time properly be required by the Directors and subject as herein provided, elect either to be registered himself as Holder of the share or to have some person nominated by him registered as the transferee thereof, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the shares by that member before his death or bankruptcy, as the case may be. If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he elects to have another person registered, he shall testify his election by executing to that person a transfer of the share. All the limitations, restrictions and provisions of these articles relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the death or bankruptcy of the member had not occurred and the notice of transfer were a transfer signed by that member.

35.
A person becoming entitled to a share by reason of the death or bankruptcy of the Holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Holder of the share, except that he shall not, before being registered as a member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to the meetings of the Company, so, however, that the Directors may at any time give notice requiring such person to elect either to be registered himself or to transfer the share, and if the notice is not complied with within 60 days, the Directors may thereupon withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.

Forfeiture of Shares

36.
If a member fails to pay any call or installment of a call on the day appointed for payment thereof, the Directors may, at any time thereafter during such time as any part of the call or installment remains unpaid, serve a notice on him requiring payment of so much of the call or installment as is unpaid together with any interest which may have accrued.
37.
The notice shall name a further day (not earlier than the expiration of 14 days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that, in the event of non-payment at or before the time appointed, the shares in respect of which the call was made will be liable to be forfeited.

38.
If the requirements of any such notice as aforesaid are not complied with any shares in respect of which

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the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited shares and not actually paid before the forfeiture.

39.
A forfeited share shall be deemed to be the property of the Company and may be sold, re- offered or otherwise disposed of either to the person who was, before the forfeiture, the Holder thereof or entitled thereto or to any other person on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

40.
When any share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the Holder of the share, but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice.

41.
A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which, at the date of forfeiture, were payable by him to the Company in respect of the shares, but his liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares.

42.
A statutory declaration that the declarant is a Director or the Secretary, and that a share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and he shall thereupon be registered as the Holder of the share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

43.
The provisions of these articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

44.
The Directors may accept the surrender of any share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered share shall be treated as if it has been forfeited.

Financial assistance

45.
The Company may give any form of financial assistance which is permitted by the Acts for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company or in the Company's holding company.

Alteration of Capital

46.
The Company may from time to time by Ordinary Resolution increase its authorised share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

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47.
~~The~~ In addition, and without prejudice to the Company’s rights under section 83 of the Act, the Company may by Ordinary Resolution:

47.1.
reduce its authorised share capital;

47.2.
consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

47.3.
subdivide its existing shares, or any of them, into shares of smaller amount than is fixed by the memorandum of association subject, nevertheless, to section 83(1)(b) of the Act;

47.4.
make provision for the issue and allotment of shares which do not carry any voting rights;

47.5.
cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and reduce the amount of its authorised share capital by the amount of the shares so cancelled; and

47.6.
subject to applicable law, change the currency denomination of its share capital.

Where any difficulty arises in regard to any division, consolidation or sub-division under this article 47, the Directors may settle the same as they think expedient and in particular, may arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale in due proportion amongst the Holders who would have been entitled to the fractions, and for this purpose the Directors may authorise some person to transfer the shares representing fractions to the purchaser thereof, who shall not be bound to see to the application of purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings related to the sale.

48.
~~The~~ In addition, and without prejudice to the Company’s rights under the Act, the Company may by Special Resolution reduce its ~~issued share~~ company capital~~,~~ (including any capital redemption reserve fund, ~~any~~ capital conversion reserve fund, share premium account or any undenominated capital) in any manner and with and subject to any incident authorised, and consent required, by law.

General Meetings

49.
The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than 15 months shall elapse between the date of one annual general meeting of the Company and that of the next. Subject to section 176 of the Act, all general meetings of the Company may be held outside of Ireland, and, in any event, at such place as the Board may designate.

50.
All general meetings other than annual general meetings shall be called extraordinary general meetings.

51.
The Chairman of the Board, or a majority of the Directors may, whenever they think fit, convene an extraordinary general meeting, and extraordinary general meetings shall also be convened on such requisition, or in default may be convened by such requisitionists, as provided by section 178 of the Act.

52.
All provisions of these articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the Holders of any class of shares in the capital of the Company, except that:

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52.1.
the necessary quorum shall be one or more persons holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) more than 50% of the total issued-voting rights of the relevant class of shares; and

52.2.
on a poll, each Holder of shares of the class shall have one vote in respect of every share of the class held by him.

53.
A Director shall be entitled, notwithstanding that he is not a member, to attend and speak at any general meeting and at any separate meeting of the Holders of any class of shares in the Company.

Notice of General Meetings

54.

54.1.
Subject to the provisions of the Acts allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called by not less than 21 Clear Days' notice and all other extraordinary general meetings shall be called by not less than 14 Clear Days' notice but no more than 60 Clear Days’ notice.

54.2.
Notice of every general meeting shall be given in any manner permitted by these articles to all Shareholders (other than those who, under the provisions of these articles or the terms of issue of the shares which they hold, are not entitled to receive such notice from the Company) and to each Director and to the Auditors.

54.3.
Any notice convening a general meeting shall specify the time and place of the meeting and, in the case of special business, the general nature of that business and, in reasonable prominence, that a member entitled to attend and vote is entitled to appoint a proxy to attend, speak and vote in his place and that a proxy need not be a member of the Company. It shall also give particulars of any Directors who are to retire at the meeting and of any persons who are recommended by the Directors for election or re-election as Directors at the meeting or in respect of whom notice has been duly given to the Company of the intention to propose them for election or re-election as Directors at the meeting. Provided that the latter requirement shall only apply where the intention to propose the person has been received by the Company in accordance with the provisions of these articles. Subject to any restrictions imposed on any shares, the notice of the meeting shall be given to all the Holders of any class of shares of the Company as of the record date set by the Directors other than shares which, under the terms of these articles or the terms of allotment of such shares, are not entitled to receive such notice from the Company, and to the Directors and the Company's auditors.

54.4.
The Board may fix a future time not exceeding 60 days nor less than 10 days preceding any meeting of Shareholders as a record date for the determination of the Shareholders entitled to attend and vote at any such meeting or any adjournments thereof, and, in such case, only Shareholders of record at the time so fixed shall be entitled to notice of and to vote at such meetings or any adjournment thereof. Subject to section 174 of the Act, the Board may close the Register against transfers of Shares during the whole or part of the period between the record date so fixed and the date of such meeting or the date to which such meeting is adjourned. If no record date is fixed, the record date for determining the Shareholders who are entitled to vote at a meeting of Shareholders shall be close of business on the date preceding the day on which notice is given.

54.5.
The accidental omission to give notice of a meeting to, or, in cases where instruments of proxy are sent

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out without the notice, the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or instrument of proxy by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.

54.6.
A Holder of shares present, either in person or by proxy, at any meeting of the Company or of the Holders of any class of shares in the Company shall be deemed to have received notice of the meeting and, where required, of the purposes for which it was called.

54.7.
Upon request in writing of Shareholders holding such number of shares as is prescribed by section 178 of the Act, delivered to the Office, it shall be the duty of the Directors to convene a general meeting to be held within two months from the date of the deposit of the requisition in accordance with the section 178 of the Act. If such notice is not given within two months after the delivery of such request, the requisitionists, or any one of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, but any meeting so convened shall not be held after the expiration of three months from the said date and any notice of such meeting shall be in compliance with these articles.

55.

55.1.
The Directors may postpone a general meeting of the members (other than a meeting requisitioned by a member in accordance with section 178 of the Act or where the postponement of which would be contrary to the Acts or a court order pursuant to the Acts) after it has been convened, and notice of such postponement shall be served in accordance with article 54 upon all members entitled to notice of the meeting so postponed setting out, where the meeting is postponed to a specific date, notice of the new meeting in accordance with article 54.

55.2.
The Directors may cancel a general meeting of the members (other than a meeting requisitioned by a member in accordance with section 178 of the Act or where the cancellation of which would be contrary to the Acts or a court order pursuant to the Acts) after it has been convened, and notice of such cancellation shall be served in accordance with article 54 upon all members entitled to notice of the meeting so cancelled.

Proceedings at General Meetings

56.
No business shall be transacted at any general meeting unless a quorum is present at the time when the meeting proceeds to business. Except as otherwise provided in these articles, a quorum shall be one or more persons holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) more than 50% of the total issued voting rights of the Company's shares. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum.

57.
If within five minutes from the time appointed for a general meeting (or such longer interval as the chairman of the meeting may think fit to allow) a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved. In any other case it shall stand adjourned to such other day and such other time and place as the chairman of the meeting shall determine. The Company shall give not less than five days' notice of any meeting adjourned through want of a quorum.

58.
All business shall be deemed special that is transacted at an extraordinary general meeting, and also all

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that is transacted at an annual general meeting, with the exception of declaring a dividend, the consideration of the Company’s statutory financial statements and the report of the Directors and the report of the auditors on those statements, the review by the members of the Company’s affairs, the election of Directors, subject to section 380 and sections 382 to 385 of the Act, the appointment or re-appointment of the auditors and the fixing of the remuneration of the auditors.

59.

59.1
Unless determined by resolution of the Board in accordance with this article 59, no shareholder may participate in a meeting of shareholders by a conference telephone or by other similar communications equipment, and any shareholder attempting to so participate in any meeting of shareholders shall be deemed not to be present in person at such a meeting.

59.2
If determined by resolution of the Board, a meeting of the members or any class of Shareholder may be held by means of such telephone, electronic or other communication facilities (including, without limitation of the foregoing, by telephone or video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence at such meeting.

59.3
In accordance with article 59.2, the Board may make such arrangements as it considers appropriate to enable the members to participate in any general meeting by means of two- way, audio-visual electronic facilities, so as to permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

59.4
The Board may, and at any general meeting or meeting of a class of members, the chairman of such meeting may make any arrangement and impose any requirement as may be reasonable for the purpose of verifying the identity of members participating by way of electronic facilities, as described in article 59.3.

59.5
The Shareholders present by way of electronic facilities and entitled to vote shall be counted in the quorum for, and shall be entitled to vote at, the meeting in question if the chairman is satisfied that any requirement imposed pursuant to article 59.4 has been met.

60.
No business may be transacted at a meeting of members, other than business that is either proposed by or at the direction of the Directors; proposed at the direction of the High Court of Ireland; proposed at the direction of the Office of the Director of Corporate Enforcement of Ireland; proposed on the requisition in writing of such number of members as is prescribed by, and is made in accordance with, the relevant provisions of the Acts and, in respect of an annual general meeting only, these articles; or the chairman of the meeting determines in his absolute and sole discretion that the business may properly be regarded as within the scope of the meeting. For business or nominations to be properly brought by a member at any general meeting, the member proposing such business must be a Holder of record at the time of giving of the notice provided for in articles 54 and 55 and must be entitled to vote at such meeting and any proposed business must be a proper matter for member action.

61.

61.1.
Subject to the Acts, a resolution may only be put to a vote at a general meeting of the Company if:

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a)
it is specified in the notice of the meeting; or

b)
it is otherwise properly brought before the meeting by the chairman of the meeting or by or at the direction of the Board; or
c)
it is proposed at the direction of a court of competent jurisdiction; or

d)
it is proposed with respect to an extraordinary general meeting in the requisition in writing for such meeting made by such number of Shareholders as is prescribed by (and such requisition in writing is made in accordance with) section 178 of the Act; or

e)
in the case of an annual general meeting, it is proposed in accordance with article 70; or

f)
it is proposed in accordance with article 118; or

g)
the chairman of the meeting in his discretion decides that the resolution may properly be regarded as within the scope of the meeting.

62.
No amendment may be made to a resolution at or before the time when it is put to a vote unless the chairman of the meeting in his absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

63.
If the chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order, as the case may be, the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his ruling. Any ruling by the chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive, subject to any subsequent order by a court of competent jurisdiction.

64.
The Chairman, if any, of the Board, shall preside as chairman at every meeting of the Company, or if there is no such Chairman, or if he is not present within fifteen minutes after the time appointed for the holding of the meeting or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

65.
If at any meeting no Director is willing to act as chairman of the meeting or if no Director is present within fifteen minutes after the time appointed for holding the meeting, the members present shall choose one of their number to be chairman of the meeting.

66.
The chairman of the meeting may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of the original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

67.
The Board may, and at any general meeting or meeting of a class of members, the chairman of such meeting may, make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of the meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and

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the restriction of items that may be taken into the meeting place. The Board and, at any general meeting or meeting of a class of members, the chairman of such meeting, is entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

68.

68.1.
The Board, in advance of a shareholders' meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the Chairman of such meeting may, and on request of a Shareholder entitled to vote thereat shall, appoint one or more inspectors. In case a person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the Chairman of such meeting.

68.2.
The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, or ballots, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes, or ballots, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the Chairman of the meeting or a shareholder entitled to vote thereat, the inspectors shall make and execute a written report to the Chairman of the meeting of any of the facts found by them and matters determined by them. The report is prima facie evidence of the facts stated and of the vote as certified by the inspectors.

69.
Subject to the rights of the holders of any series of preferred shares with respect to such series of preferred shares, any action required or permitted to be taken by the Shareholders in general meeting must be effected at a general meeting of Shareholders and may not be effected by any resolution in writing by such Shareholders.

Advance notice of member business and nominations for Annual General Meetings

70.
In addition to any other applicable requirements, for business or nominations to be properly brought before an annual general meeting by a member, such member must have given timely notice thereof in proper written form to the Secretary of the Company.

71.
To be timely for an annual general meeting, a member's notice to the Secretary as to the business or nominations to be brought before the meeting must be delivered to or mailed and received at the Office not later than the 70th day nor earlier than the 90th day prior to the first anniversary of the preceding year's annual general meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the Shareholder to be timely must be so delivered not earlier than the 90th day prior to such annual general meeting and not later than the later of the 70th day prior to such annual general meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment or postponement of an annual general meeting commence a new time period (or extend any time period) for the giving of a member's notice as described in articles 72 and 73.

72.
A member's notice to the Secretary must set forth as to each matter such member proposes to bring before the meeting:

72.1.
a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes

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a proposal to amend the articles of the Company, the text of the proposed amendment) and the reasons for conducting such business at the meeting;

72.2.
as to the member giving the notice:

a)
the name and address, as they appear in the Register, of such member and any Member Associated Person covered by clauses (b) and (d) below;

b)
(A) the class and number of shares of the Company which are held of record or are beneficially owned by the member and by any Member Associated Person with respect to the Company's securities; (B) a description of any agreement, arrangement or understanding in connection with the proposal of such business between or among such member and any Member Associated Person, any of their respective affiliates or associates, and any others (including their names) acting as a "group" (as such term is used in Rule 13d-5(b) under the Exchange Act) with any of the foregoing; (C) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned securities) that has been entered into, the effect or intent of which is to mitigate loss to, manage risk or benefit from share price changes for, or increase or decrease the voting power of, such member or such Member Associated Person, with respect to shares of the Company; (D) a representation that the member is a Holder of shares of the Company (either of record or beneficially) entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business; (E) a representation whether the member or the Member Associated Person, if any, intends or is part of a group which intends (x) to deliver a proxy statement and / or form of proxy to Holders of at least the percentage of the Company's outstanding shares required to adopt the proposal and / or (y) otherwise to solicit proxies from members in support of such proposal. If requested by the Company, the information required under clauses (A),

(B) and (C) of the preceding sentence shall be supplemented by such member and any Member Associated Person not later than ten days after the later of the record date for the meeting or the date notice of the record date is first publicly disclosed to disclose such information as of the record date;

c)
any other information relating to such shareholder and beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

d)
any material interest of the member or any Member Associated Person in such business.

The chairman of the meeting shall have the power and duty to determine whether any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in this article, and if any proposed business is not in compliance with this article, to declare that such defective proposal shall be disregarded. The chairman of such meeting shall, if the facts reasonably warrant, refuse to acknowledge that a proposal that is not made in compliance with the procedure specified in this article, and any such proposal not properly brought before the meeting, be considered.

73.
A member's notice to the Secretary must set forth as to each nomination such member proposes to bring

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before the meeting:

73.1.
as to each person whom the member proposes to nominate for election as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest (including without limitation the information set out at article 73.1(c) below), or its otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as nominee and to serving as director if elected); and

a)
the name and address, as they appear in the Register, of such member and any Member Associated Person covered by clause (b) below; and

b)
(A) the class and number of shares of the Company which are held of record or are beneficially owned by the member and by any Member Associated Person with respect to the Company's securities; (B) a description of any agreement, arrangement or understanding in connection with the nomination between or among such member and any Member Associated Person, any of their respective affiliates or associates, and any others (including their names) acting as a "group" (as such term is used in Rule 13d-5(b) under the Exchange Act) with any of the foregoing; (C) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, options, warrants, convertible securities, s tock appreciation or similar rights, hedging transactions, and borrowed or loaned securities) that has been entered into as of the date of the member's notice by, or on behalf of, such member and any Member Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit from share price changes for, or increase or decrease the voting power of, such member or such Member Associated Person, with respect to shares of the Company; (D) a representation that the member is a Holder of shares of the Company (either of record or beneficially) entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; (E) a representation whether the member or the Member Associated Person, if any, intends or is part of a group which intends (x) to deliver a proxy statement and / or form of proxy to Holders of at least the percentage of the Company's outstanding shares required to adopt the proposal and / or (y) otherwise to solicit proxies from members in support of such proposal. If requested by the Company, the information required under clauses (A), (B) and (C) of the preceding sentence shall be supplemented by such member and any Member Associated Person not later than ten days after the later of the record date for the meeting or the date notice of the record date is first publicly disclosed to disclose such information as of the record date; and

c)
in relation to the proposed nominee:

(i)
the name, age and business and residential address of such person;

(ii)
the principal occupation or employment of such person;

(iii)
the number of shares of the Company beneficially owned by such person;

(iv)
a statement that such person is willing to be named in the proxy statement as a nominee and to serve as a director if elected;

(v)
such other information regarding such person that would be required to be included under

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the proxy solicitation rules of the U.S. Securities and Exchange Commission had the Board of Directors of the Company nominated such nominee; and

(vi)
an undertaking to provide such other information as the Company may reasonably require to determine the eligibility of such person to serve as an independent director of the Company or that could be material to a reasonable shareholder's understanding of the independence, or lack thereof, of such person.

The Company may require any proposed nominee to furnish such other information as it may reasonably require, including the completion of any questionnaires to determine the eligibility of such proposed nominee to serve as a Director of the Company and the impact that such service would have on the ability of the Company to satisfy the requirements of laws, rules, regulations and listing standards applicable to the Company or its Directors.

The chairman of the meeting shall have the power and duty to determine whether a nomination to be brought before the meeting was made or proposed in accordance with the procedures set forth in this article, and if any proposed nomination is not in compliance with this article, to declare that such defective nomination shall be disregarded. The chairman of such meeting shall, if the facts reasonably warrant, refuse to acknowledge a nomination that is not made in compliance with the procedure specified in this article, and any such nomination not properly brought before the meeting shall not be considered.

Notwithstanding anything in article 71 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Company is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this article 73 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the registered office of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

74.
Notwithstanding the foregoing provisions of articles 72 and 73, unless otherwise required by law, if the member (or a qualified representative of the member) does not appear at the annual general meeting to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of articles 72 and 73, to be considered a qualified representative of the member, a person must be a duly authorised officer, manager or partner of such member or must be authorised by a writing executed by such member or an electronic transmission delivered by such member to act for such member as proxy at the meeting of member and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the general meeting of members.

75.
In addition, if the member intends to solicit proxies from the members of the Company, such member shall notify the Company of this intent in accordance with Rule 14a-4 and / or Rule 14a-8 under the Exchange Act. Any references in these articles to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to member nominations or proposals as to any other business to be considered pursuant to these articles and compliance with these articles shall be the exclusive means for a member to make nominations or submit proposals for any other business to be considered at an annual general meeting (other than matters brought properly under and

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in compliance with Rule 14a-8 of the Exchange Act, or any successor rule). Nothing in these articles shall be deemed to affect any rights of members to request inclusion of proposals in the Company's proxy statement pursuant to applicable rules and regulations under the Exchange Act.

Voting, proxies and corporate representatives

76.
Except where a greater majority is required by the Acts or these articles, any question, business or resolution proposed at any general meeting shall be decided by a simple majority of the votes cast.

77.
All resolutions put to the Shareholders will be decided on a poll.

78.
Votes may be cast on the poll either personally or by proxy.

79.
A Shareholder entitled to more than one vote on a poll need not use all his votes or cast all the votes he uses in the same way.
80.
The result of a poll shall, subject to any provisions of these articles or applicable law relating to approval thresholds, be deemed to be the resolution of the meeting.

81.
When there are joint Holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint Holders; and for this purpose, seniority shall be determined by the order in which the names stand in the Register.

82.
A member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction (whether in Ireland or elsewhere) in matters concerning mental disorder, may vote, by his committee, receiver, guardian or other person appointed by that court and any such committee, receiver, guardian or other person may vote by proxy. Evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote shall be received at the Office or at such other address as is specified in accordance with these articles for the receipt of appointments of proxy, not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised and in default the right to vote shall not be exercisable.

83.
No member shall be entitled to vote at any general meeting unless any calls or other sums immediately payable by him in respect of shares in the Company have been paid.

84.
No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the meeting, whose decision shall be final and conclusive.

85.
If:

85.1.
any objection shall be raised as to the qualification of any voter; or

85.2.
any votes have been counted which ought not to have been counted or which might have been rejected; or

85.3.
any votes are not counted which out to have been counted, the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the

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meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that the same may have affected the decision of the meeting. The decision of the chairman on such matters shall be final and conclusive.

86.
Every member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy shall be in any form which the Directors may approve and, if required by the Company, shall be signed by or on behalf of the appointor. In relation to written proxies, a body corporate may sign a form of proxy under its common seal or under the hand of a duly authorised officer thereof or in such other manner as the Directors may approve. A proxy need not be a member of the Company. The appointment of a proxy in electronic or other form shall only be effective in such manner as the Directors may approve.

87
Without limiting the foregoing the Directors may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. The Directors may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as received by the Company. The Directors may treat any such electronic or Internet communication or facility which purports to be or is expressed to be sent on behalf of a Holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Holder.

88
Proxies shall be delivered (including by electronic means) or directed to the attention of the Secretary of the Company before the meeting at which such proxies are intended to be voted or at such other place and time as may be specified for that purpose in or by way of note to the notice convening the meeting.

89
Any body corporate which is a member of the Company may authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

90
An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

91
Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a member from attending and voting at the meeting or at any adjournment thereof. An appointment proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates. A standing proxy shall be valid for all meetings and adjournments thereof or resolutions in writing, as the case may be, until notice of revocation is received by the Company. Where a standing proxy exists, its operation shall be deemed to have been suspended at any meeting or adjournment thereof at which the Holder is present or in respect to which the Holder has specially appointed a proxy. The Directors may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any standing proxy and the operation of any such standing proxy shall be deemed to be suspended until such time as the Directors determine that they

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have received the requested evidence or other evidence satisfactory to it.
92
A vote given in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no intimation in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office, before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts.

93
The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

94
The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

Directors

95
The number of Directors shall (subject to: (a) automatic increases to accommodate the exercise of the rights of Holders of any class or series of shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series of shares; and / or (b) any resolution passed in accordance with article 121) not be less than two nor more than ~~eleven~~ twelve. The authorised number of directors (within such fixed maximum and fixed minimum numbers) shall be determined by the Board. The continuing Directors may act notwithstanding any vacancy in their body, provided that if the number of the Directors is reduced below the prescribed minimum the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment.

96
Each Director shall be entitled to receive such fees for his services as a Director, if any, as the Board may from time to time determine. Each Director shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company's business or in the discharge of his duties as a Director, including his reasonable travelling, hotel and incidental expenses in attending and returning from meetings of the Board or any committee of the Board or general meetings. A Director is expressly permitted, for the purposes of section 228(1)(d) of the Act, to use the Company’s property subject to such conditions as may be approved by the Board or such conditions as may be approved pursuant to such authority as may be delegated by the Board in accordance with these articles.

97
The Board may from time to time determine that, subject to the requirements of the Acts, all or part of any fees or other remuneration payable to any Director of the Company shall be provided in the form of shares or other securities of the Company or any subsidiary of the Company, or options or rights to acquire such shares or other securities, on such terms as the Board may decide.

98
If any Director shall be called upon to perform extra services which in the opinion of the Directors are outside the scope of the ordinary duties of a Director, the Company may remunerate such Director either

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by a fixed sum or by a percentage of profits or otherwise as may be determined by a resolution passed at a meeting of the Directors and such remuneration may be either in addition to or in substitution for any other remuneration to which he may be entitled as a Director

99
No shareholding qualification for Directors shall be required. A Director who is not a member of the Company shall nevertheless be entitled to attend and speak at general meetings.

100
Unless the Company otherwise directs, a Director of the Company may be or become a Director or other officer of, or otherwise interested in, any company promoted by the Company or in which the Company may be interested as Holder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a Director or officer of, or from his interest in, such other company.

Borrowing powers

101
Subject to the Acts, the Directors may exercise all the powers of the Company to borrow or raise money, and to mortgage or charge its undertaking, property, assets and uncalled capital or any part thereof and to issue debentures, debenture stock, guarantees and other securities whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party, without any limitation as to amount.

Powers and duties of the Directors

102
Subject to the provisions of the Acts and these articles, the Board shall manage the business and affairs of the Company and may exercise all of the powers of the Company as are not required by the Acts or by these articles to be exercised by the Company in general meeting. No alteration of these articles shall invalidate any prior act of the Board which would have been valid if that alteration had not been made. The powers given by this article shall not be limited by any special power given to the Board by these articles and, except as otherwise expressly provided in these articles, a meeting of the Board at which a quorum is present shall be competent to exercise all of the powers, authorities and discretions vested in or exercisable by the Board.

103

103.1
The Board may delegate any of its powers (with power to sub-delegate) to any committee consisting of one or more Directors. The Board may also delegate to any Director or executive officer of the Company or any Group Company such of its powers as it considers desirable to be exercised by such Director or such officer. Any such delegation may be made subject to any conditions the Board may impose, and either collaterally with or to the exclusion of its own powers and may be revoked or altered. Subject to any such conditions, the proceedings of a committee of the Board shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

103.2
The Board may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Board may determine, provided that the delegation is not to the exclusion of its own powers and may be revoked by the Board at any time.

103.3
The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not

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exceeding those vested in or exercisable by the Directors under these articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

104
The Company may exercise the powers conferred by section 44 of the Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

105
A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors in accordance with section 231 of the Act.

106
A Director who to his knowledge is in any way, whether directly or indirectly, interested in a contract or proposed contract, transaction or arrangement with the Company and has complied with the Acts and these articles with regard to disclosure of his interest shall be entitled to vote in respect of any contract, transaction or arrangement in which he is so interested and if he shall do so his vote shall be counted, and he shall be taken into account in ascertaining whether a quorum is present, but the resolution with respect to the contract. transaction or arrangement will fail unless it is approved by a majority of the disinterested Directors voting on the resolution.

106.1
Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment) of two or more Directors to offices or employments with the Company or any company in which the Company is interested, such proposals may be divided and considered in relation to each Director separately and in such case each of the Directors concerned shall be entitled to vote (and be counted in the quorum) in respect of each resolution except that concerning his own appointment.

106.2
For the purposes of this article, an interest of a person who is the spouse or a minor child of a Director shall be treated as an interest of the Director.

106.3
Nothing in section 228(1)(e) of the Act shall restrict a Director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board in accordance with these articles. It shall be the duty of each Director to obtain the prior approval of the Board, before entering into any commitment permitted by section 228(1)(e)(ii) and 228(2) of the Act.

106.4
The Company by Ordinary Resolution may suspend or relax the provisions of this article to any extent or ratify any transaction not duly authorised by reason of a contravention of this article.

107
A Director may hold and be remunerated in respect of any other office or place of profit under the Company or any other company in which the Company may be interested (other than the office of auditor of the Company or any subsidiary thereof) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine, and no Director or intending Director shall be disqualified by his office from contracting or being interested, directly or indirectly, in any contract or arrangement with the Company or any such other company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise nor shall any Director so contracting or being so interested be liable to account to the Company for any profits and

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advantages accruing to him from any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established.

108
So long as, where it is necessary, a Director declares the nature of his interest at the first opportunity at a meeting of the Board or by writing to the Directors, a Director shall not by reason of his office be accountable to the Company for any benefit which he derives from any office or employment to which these articles allow him to be appointed or from any transaction or arrangement in which these articles allow him to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any interest or benefit.

109
To the maximum extent permitted from time to time under the laws of Ireland, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to its Directors, officers or members or the affiliates of the foregoing, other than those Directors, officers or members or affiliates who are employees of the Company. No amendment or repeal of this article shall apply to or have any effect on the liability or alleged liability of any such Director, officer or member or affiliate of the Company for or with respect to any opportunities of which such Director, officer or member or affiliate becomes aware prior to such amendment or repeal.

110
The Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as Directors or officers of such other company or providing for the payment of remuneration or pensions to the Directors or officers of such other company.
111
Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director, but nothing herein contained shall authorise a Director or his firm to act as auditor for the Company.
112
All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine. No cheque, draft, bill of exchange, or note shall be signed in blank.

113
The Directors shall cause minutes to be made in books provided for the purpose:

113.1
of all appointments of officers made by the Directors;

113.2
of the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

113.3
of all resolutions and proceedings at all meetings of the Company and of the Directors and of committees of Directors.

114
The Directors, on behalf of the Company, may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the

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Predecessor in business of the Company or any such subsidiary or holding Company and the wives, widows, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well being of the Company or of any such other Company as aforesaid, or its members, and payments for or towards the insurance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Any Director shall be entitled to retain any benefit received by him under this article, subject only, where the Acts require, to disclosure to the members and the approval of the Company in general meeting.

Disqualification of Directors

115
The office of a Director shall be vacated ipso facto if the Director:

115.1
is restricted or disqualified to act as a Director under the provisions of Part 14 of the Act; or

115.2
resigns his office by notice in writing to the Company or in writing offers to resign and the Directors resolve to accept such offer; or

115.3
is removed from office under article 122.

Appointment, rotation and removal of Directors

116
At each annual general meeting of the Company all the Directors shall retire from office and be re-eligible for re-election. In addition, should the Directors schedule an extraordinary general meeting, in its discretion, the Board may determine that all Directors retire from office and be re-eligible for re-election at any such extraordinary general meeting. A retiring Director shall be eligible to be nominated for re-election at an annual general meeting and any relevant extraordinary general meeting and will in any case retain office until the close of that meeting.

117
Upon the resignation or termination of office of any Director, if a new Director shall be appointed to the Board he will be designated to fill the vacancy arising.

118

118.1
No person shall be appointed a Director, unless nominated in accordance with the provisions of this article 118. Nominations of persons for appointment as Directors may be made:

a)
by or at the ~~affirmative vote of two-thirds~~ direction of the Board or any authorised committee thereof; or

b)
with respect to election at an annual general meeting,:

(i)
by any Shareholder who holds Ordinary Shares or other shares carrying the general right to vote at general meetings of the Company, who is a Shareholder at the time of the giving of the notice provided for in article 70 and at the time of the relevant annual general meeting, and who timely complies with the notice procedures set forth in this articles 71 - 73; or

(ii)
by a Shareholder who meets the requirements of and complies with all applicable procedures set forth in article 119.3; or

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c)
with respect to election at an extraordinary general meeting requisitioned in accordance with section 178 of the Act, by a Shareholder or Shareholders who hold Ordinary Shares or other shares carrying the general right to vote at general meetings of the Company and who make such nomination in the written requisition of the extraordinary general meeting and in compliance with the other provisions of these articles and the Acts relating to nominations of Directors and the proper bringing of special business before an extraordinary general meeting; or

d)
by Holders of any class or series of shares in the Company then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series, but only to the extent provided in such terms of issue,

(sub-clauses (b), (c) and (d) being the exclusive means for a Shareholder to make nominations of persons for election to the Board).

118.2
For nominations of persons for election as Directors at an extraordinary general meeting to be in proper written form, a Shareholder's notice must comply with the requirements outlined in articles 72 and 73.

118.3
The determination of whether a nomination of a candidate for election as a Director of the Company has been timely and properly brought before such meeting in accordance with this article 118 will be made by the presiding officer of such meeting. If the presiding officer determines that any nomination has not been timely and properly brought before such meeting, he or she will so declare to the meeting and such defective nomination will be disregarded.

119

119.1
Subject to articles 95 and 118, and subject to the rights of any holders of any class or series of Shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series, Directors shall be appointed as follows:

(a)
by Shareholders by Ordinary Resolution at the annual general meeting in each year or at any extraordinary general meeting called for the purpose in accordance with the other provisions of these articles; or

(b)
by the Board in accordance with articles 123 and 134.

119.2
If at any meeting of Shareholders (or on a subsequent poll with respect to business on the agenda for such meeting), resolutions are passed in respect of the election or re-election (as the case may be) of Directors which would result in the maximum number of Directors fixed in accordance with these articles being exceeded, then those Director(s), in such number as exceeds such maximum fixed number, receiving at that meeting (or on a subsequent poll with respect to business on the agenda for such meeting) the lowest number of votes in favour of election or re-election (as the case may be) shall, notwithstanding the passing of any resolution in their favour, not be elected or re-elected (as the case may be) to the Board; provided, that this article shall not limit the rights of holders of any class or series of shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series; provided, further that nothing in this article 119 will require or result in the removal of a Director whose election or re-election to the Board was not voted on at such meeting.

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a)
Whenever the Board solicits proxies with respect to the election of Directors at an annual general meeting, in addition to any persons nominated for election to the Board by or at the direction of the Board or any committee thereof, subject to the provisions of this article 119.3, the Company shall (1) include in its notice of general meeting and proxy materials for any annual general meeting of shareholders (A) the name of any person nominated for election (the “Shareholder Nominee”) by a Shareholder as of the date that the Notice of Proxy Access Nomination (as defined below) is received by the Company in accordance with this article 119.3 who is entitled to vote at the annual general meeting and who satisfies the notice, ownership and other requirements of this article 119.3 (a “Nominator”) or by a group of no more than 20 such Shareholders (or beneficial owners on whose behalf a Shareholder submits a Notice of Proxy Access Nomination) (a “Nominator Group”) that, collectively as a Nominator Group, satisfies the notice, ownership and other requirements of this article 119.3 applicable to a Nominator Group; provided that, in the case of a Nominator Group, each member thereof (each a “Group Member”) shall have satisfied the conditions and complied with the procedures set forth in this article 119.3 applicable to Group Members, and (B) the Nomination Statement (as defined below) furnished by such Nominator or Nominator Group; and (2) include such Shareholder Nominee’s name on any ballot distributed at such annual general meeting and on the Company’s proxy card (or any other format through which the Company permits proxies to be submitted) distributed in connection with such annual general meeting. Nothing in this article 119.3 shall limit the Company’s ability to solicit against, and include in its proxy materials its own statements relating to, any Shareholder Nominee, Nominator or Nominator Group, or to include such Shareholder Nominee as a nominee of the Board.

b)
(i) At each annual general meeting, a Nominator or Nominator Group may nominate one or more Shareholder Nominees for election at such meeting pursuant to this article 119.3; provided that, the maximum number of Shareholder Nominees (including Shareholder Nominees that were submitted by a Nominator or Nominator Group for inclusion in the Company’s proxy materials pursuant to this article 119.3 but either are subsequently withdrawn, disregarded, declared invalid or ineligible and disregarded pursuant to this article 119.3 or that the Board determines to nominate as Board nominees) appearing in the Company’s proxy materials with respect to an annual general meeting shall not exceed the greater of (i) two nominees and (ii) 20% of the total number of Directors in office as of the Final Proxy Access Deadline (as defined below), or if such number is not a whole number, the closest whole number below 20% (the “Maximum Number”). The Maximum Number shall be reduced, but not below zero, by the sum of (x) the number of Director candidates that the Board decides to nominate pursuant to an agreement or other arrangement with one or more Shareholders or beneficial owners, as the case may be, in lieu of such person being formally nominated as a Director pursuant to articles 70 - 73 or this article 119.3; (y) the number of individuals that the Board decides to nominate for re-election who were previously elected to the Board based on a nomination made pursuant to articles 70 - 73 or this article 119.3 at one of the previous two annual general meetings; and (z) the number of individuals that the Board decides to nominate for re-election who were previously elected to the Board based on a nomination by the Board pursuant to an agreement or other arrangement with one or more Shareholders or beneficial owners, as the case may be, in lieu of such person being formally nominated as a Director pursuant to articles 70 - 73 or this article 119.3, in each case, at one of the previous two annual general meetings. If one or more vacancies for any reason occurs on the Board at any time after the Final Proxy Access Deadline but before the date of the applicable annual general meeting and the Board resolves to reduce the size of the Board in connection therewith, the Maximum Number shall be calculated based on the number of Directors in office as so reduced. Any Nominator or Nominator Group submitting more than one Shareholder Nominee for inclusion in the Company’s proxy materials pursuant to this article 119.3 shall

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rank in its Notice of Proxy Access Nomination such Shareholder Nominees based on the order that the Nominator or Nominator Group desires such Shareholder Nominees to be selected for inclusion in the Company’s proxy materials in the event that the total number of Shareholder Nominees submitted by Nominators or Nominator Groups pursuant to this article 119.3 exceeds the Maximum Number. In the event that the number of Shareholder Nominees submitted by Nominators or Nominator Groups pursuant to this article 119.3 exceeds the Maximum Number, the highest ranking Shareholder Nominee who meets the requirements of this article 119.3 from each Nominator and Nominator Group will be selected for inclusion in the Company’s proxy materials until the Maximum Number is reached, beginning with the Nominator or Nominator Group with the largest number of shares disclosed as owned (as defined below) in its respective Notice of Proxy Access Nomination submitted to the Company and proceeding through each Nominator or Nominator Group in descending order of ownership. If the Maximum Number is not reached after the highest ranking Shareholder Nominee who meets the requirements of this article 119.3 from each Nominator and Nominator Group has been selected, this process will continue as many times as necessary, following the same order each time, until the Maximum Number is reached.

(ii)
To nominate any such Shareholder Nominee, the Nominator or Nominator Group shall:

(A)
submit to the Secretary, not less than 120 nor more than 150 days before the first anniversary of the date on which the Company’s definitive proxy statement was released to Shareholders in connection with the prior year’s annual general meeting; provided, however, that if the annual general meeting is convened more than 30 days prior to or delayed by more than 70 days after the first anniversary of the preceding year’s annual general meeting, or if no annual general meeting was held in the preceding year, the Notice of Proxy Access Nomination must be so received not earlier than 120 days prior to such annual general meeting and not later than the close of business on the later of (x) the 90th day prior to such annual general meeting or (y) the 10th day following the day on which a public announcement of the date of the annual general meeting is first made (the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this article 119.3, the “Final Proxy Access Deadline”); provided further that in no event shall any adjournment or postponement of an annual general meeting, or the public announcement thereof, commence a new time period or extend any time period as provided in this article 119.3:

(1)
a written notice of the nomination by such Nominator or Nominator Group expressly electing to have its Shareholder Nominee included in the Company’s proxy materials pursuant to this article 119.3 (such written notice, the “Notice of Proxy Access Nomination”);

(2)
if the Nominator or Nominator Group so elects, a written statement of the Nominator or Nominator Group for inclusion in the Company’s proxy statement in support of the election of the Shareholder Nominee(s) to the Board, which statement shall not exceed 500 words with respect to each Shareholder Nominee (the “Nomination Statement”);

(3)
in the case of a nomination by a Nominator Group, the designation by all Group Members of one specified Group Member that is authorised to act on behalf of all Group Members with respect to the nomination and matters related thereto, including withdrawal of the nomination;

(4)
a representation by the Shareholder Nominee and the Nominator or Nominator Group (including any Group Member) that such person has provided and will provide facts, statements and other information in all communications with the Company and its Shareholders and beneficial owners, including without limitation the Notice of Proxy Access Nomination and the

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Nomination Statement, that are or will be true and correct in all material respects and will not omit to state a material fact necessary in order to make the statements made in light of the circumstances under which they were made, not misleading;

(5)
a statement of the Nominator (and any beneficial owner on whose behalf the nomination is made), or, in the case of a Nominator Group, each Group Member (and any beneficial owner on whose behalf the nomination is made), setting forth and certifying the number of shares such Nominator or Nominator Group is deemed to own (as determined in accordance with article 119.3(b)(ii)(B)) continuously for at least 3 years as of the date of the Notice of Proxy Access Nomination and one or more written statements from the Shareholder of the Required Shares (as defined below), and from each intermediary through which such shares are or have been held during the requisite 3-year holding period, verifying that, as of a date within 7 days prior to the date the Notice of Proxy Access Nomination is received by the Secretary, the Nominator or the Nominator Group, as the case may be, owns, and has owned continuously for the preceding 3 years, the Required Shares, and the Nominator’s (or, in the case of a Nominator Group, each Group Member’s) agreement to provide (aa) within 7 days after the record date for the applicable annual general meeting, written statements from the record holder and intermediaries verifying the Nominator or the Nominator Group’s, as the case may be, continuous ownership of the Required Shares through the record date, provided that if and to the extent that a Shareholder is acting on behalf of one or more beneficial owners, such written statements shall also be submitted by any such beneficial owner or owners, and (bb) immediate notice if the Nominator or the Nominator Group, as the case may be, ceases to own any of the Required Shares prior to the date of the applicable annual general meeting;

(6)
a copy of the Schedule 14N that has been filed with the U.S. Securities and Exchange Commission as required by Rule 14a-18 under the Exchange Act;

(7)
a representation by the Nominator (and any beneficial owner on whose behalf the nomination is made), or, in the case of a Nominator Group, each Group Member (and any beneficial owner on whose behalf the nomination is made): (aa) that such person does not presently intend to acquire ownership (as defined in this article 119.3) of shares that, when taken together with the other shares owned by such person and any other such persons, would enable such person or persons to control the Company, (bb) that each such person will maintain ownership (as defined in this article 119.3) of the Required Shares through the date of the applicable annual general meeting, (cc) that each such person has not nominated, and will not nominate, for election to the Board at the applicable annual general meeting any person other than its Shareholder Nominee(s) pursuant to this article 119.3, (dd) that each such person has not distributed, and will not distribute, to any Shareholder or beneficial owner any form of proxy for the applicable annual general meeting other than the form distributed by the Company, (ee) that each such person has not engaged and will not directly or indirectly engage in, and has not been and will not be a participant (as defined in Schedule 14A of the Exchange Act) in, another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a Director at the applicable annual general meeting other than its Shareholder Nominee(s) or a nominee of the Board and (ff) that each such person consents to the public disclosure of the information provided pursuant to this article 119.3; and

(8)
an executed agreement, in a form deemed satisfactory by the Board, pursuant to which the

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Nominator and any beneficial owner on whose behalf the nomination is made (or, in the case of a Nominator Group, each Group Member (and any beneficial owner on whose behalf the nomination is made)) agrees to (aa) comply with all applicable laws, rules and regulations arising out of or relating to the nomination of each Shareholder Nominee pursuant to this article 119.3, (bb) assume all liability stemming from any legal or regulatory violation arising out of the communications and information provided by such person(s) to the Company and its Shareholders and beneficial owners, including without limitation the Notice of Proxy Access Nomination and the Nomination Statement, (cc) indemnify and hold harmless the Company and each of its Directors, officers, employees, agents and affiliates individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Company or any of its Directors, officers, employees, agents and affiliates arising out of or relating to (i) any breach of representation made by the Shareholder Nominee, the Nominator or any beneficial owner on whose behalf the nomination is made (or, in the case of a Nominator Group, each Group Member (and any beneficial owner on whose behalf the nomination is made)) in connection with the nomination, (ii) any violation of law by any such person relating to the nomination; and (iii) any statement or information provided by any such person that is included in any communication to shareholders or Company filing, (dd) file with the U.S. Securities and Exchange Commission any solicitation or other communication with the Company’s Shareholders and beneficial owners relating to the meeting at which the Shareholder Nominee will be nominated, regardless of whether any such filing is required under Regulation 14A of the Exchange Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A of the Exchange Act, and (ee) furnish to the Company all updated information required by this article 119.3, including, without limitation, the information required by article 119.3(b)(iv); and

(B)
have owned or, in the case of a Nominator Group, collectively as a Nominator Group owned shares representing 3% or more of the voting power entitled to vote generally in the election of Directors (the “Required Shares”) continuously for at least three years as of both the date the Notice of Proxy Access Nomination is submitted to the Company and the record date for determining Shareholders eligible to vote at the annual general meeting and must continue to own the Required Shares at all times between the date the Notice of Proxy Access Nomination is submitted to the Company and the date of the applicable annual general meeting; provided that if and to the extent a Shareholder is acting on behalf of one or more beneficial owners (aa) only the shares owned by such beneficial owner or owners, and not any other shares owned by any such Shareholder, shall be counted for purposes of satisfying the foregoing ownership requirement and (bb) the aggregate number of Shareholders and all such beneficial owners whose share ownership is counted for the purposes of satisfying the foregoing ownership requirement shall not exceed 20. Two or more funds that are under common management and investment control shall be treated as one Shareholder or beneficial owner, as the case may be, for the purpose of satisfying the foregoing ownership requirements; provided that each fund otherwise meets the requirements set forth in this article 119.3; and provided further that any such funds whose shares are aggregated for the purpose of satisfying the foregoing ownership requirements provide documentation reasonably satisfactory to the Company that demonstrates that the funds are under common management and investment control within 7 days after the Notice of Proxy Access Nomination is delivered to the Company. No Shareholder or beneficial owner may be, or shall have been within the 3 months prior to the Final Proxy Access Deadline,

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a member of more than one Nominator Group.

For purposes of calculating the Required Shares, “ownership” shall be deemed to consist of and include only the outstanding shares as to which a person possesses both (aa) the full voting and investment rights pertaining to such shares and (bb) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the ownership of shares calculated in accordance with clauses (aa) and (bb) shall not include any shares (x) that a person or any of its affiliates (as such term is defined in the Exchange Act) has sold in any transaction that has not been settled or closed, including any short sale, (y) that a person or any of its affiliates has borrowed or purchased pursuant to an agreement to resell or (z) that are subject to any Derivative Instrument (as defined below) or similar agreement entered into by a person or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares, in any such case which instrument or agreement has, or is intended to have, or if exercised by either party would have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, the person’s or affiliates’ full right to vote or direct the voting of any such shares, and/or (2) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such person’s or affiliates’ shares. “Ownership” shall include shares held in the name of a nominee or other intermediary so long as the person claiming ownership of such shares retains the right to instruct how the shares are voted with respect to the election of Directors and possesses the full economic interest in the Shares. A person’s ownership of shares shall be deemed to continue during any period in which the person has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time for the person. A person’s ownership of shares shall also be deemed to continue during any period in which such person has loaned such Shares, provided that the person has the power to recall such loaned Shares on five U.S. business days’ notice. The determination of whether the requirements of “ownership” of shares for purposes of this article 119.3 are met shall be made by the Board, which determination shall be presumptively binding on the Company, its Shareholders and beneficial owners and all other parties. For the purposes of this article 119.3, the terms “own”, “owned”, “owner”, “owning” and other variations of the word “own” shall have correlative meanings.

(iii)
In addition to the representations, agreements and other information required to be furnished by the Nominator and Shareholder Nominee pursuant to this article 119.3, the Notice of Proxy Access Nomination shall set forth:

(A)
with respect to the Nominator (and any beneficial owner on whose behalf the nomination is made) or, in the case of a Nominator Group, with respect to each Group Member (and any beneficial owner on whose behalf the nomination is made):

(1)
the name and address of each such person;

(2)
(aa) the class, series, and number of shares of the Company that are owned, directly or indirectly, beneficially and of record by each such person; (bb) any option, warrant, convertible security, stock appreciation right, or other right, in each case with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise (a

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“Derivative Instrument”), directly or indirectly owned beneficially by each such person, and any other direct or indirect opportunity of such person to profit or share in any profit derived from any increase or decrease in the value of shares of the Company; (cc) any proxy, contract, arrangement, understanding, or relationship pursuant to which any person is a party and has a right to vote, directly or indirectly, any shares of any security of the Company; (dd) any short interest in any security of the Company held by any person (for purposes of this article 119.3, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security); (ee) any rights to dividends on the shares of the Company owned beneficially directly or indirectly by any person that are separated or separable from the underlying shares of the Company; (ff) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; (gg) any agreement, arrangement or understanding with respect to performance-related fees (other than an asset-based fee) to which any person may directly or indirectly be entitled based on the election of the proposed nominee or any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by persons connected with the Nominator and/or Group Member (in the case of a Nominator Group) as defined in section 220 of the Act, or members of each such person’s immediate family sharing the same household; and (hh) any personal or other direct or indirect material interest of any person in the nomination to be submitted;

(3)
any other information relating to each such person and the nomination that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of Directors at an annual general meeting in a contested election pursuant to Section 14 of the Exchange Act, including the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act, regardless of whether such solicitation is subject to such provision) in such solicitation;

(4)
all other information relating to each such person and the nomination which may be required to be disclosed under the Acts or applicable listing standards of the primary exchange on which the Company’s shares are listed; and

(B)
with respect to the Shareholder Nominee:

(1)
all of the representations, agreements and other information required to be furnished by the Nominator pursuant to article 119.3(b)(iii)(A);

(2)
the age, business address and residence address of such person;

(3)
the principal occupation or employment of such person; and

(4)
particulars which would, if such person were so appointed, be required to be included in the Company’s register of Directors and Secretaries.

(iv)
For the avoidance of doubt, with respect to any nomination submitted by a Nominator Group pursuant to this article 119.3, the information required by articles 119.3(b)(ii)(A) and 119.3(b)(iii) of these articles shall

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be provided by each Group Member (and any beneficial owner on whose behalf the nomination is made) and each such Group Member (and any beneficial owner on whose behalf the nomination is made) shall execute and deliver to the Secretary the representations and agreements required under articles 119.3(b)(ii)(A) and 119.3(b)(iii) hereof at the time the Notice of Proxy Access Nomination is submitted to the Company (or, in the case of any person who becomes a Group Member after such date, within 48 hours of becoming a Group Member).

In the event that the Nominator, Nominator Group or any Group Member shall have breached any of their agreements with the Company or any information included in the Nomination Statement, or any other communications by the Nominator, Nominator Group or any Group Member (and any beneficial owner on whose behalf the nomination is made) with the Company or its Shareholders and beneficial owners, ceases to be true and correct in all material respects (or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made and as of such later date, not misleading), each Nominator, Nominator Group or Group Member (and any beneficial owner on whose behalf the nomination is made), as the case may be, shall promptly (and in any event within 5 days of discovering such breach or that such information has ceased to be true and correct in all material respects (or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made and as of such later date, not misleading)) notify the Secretary of any such breach, inaccuracy or omission in such previously provided information and shall provide the information that is required to correct any such defect, if applicable. All such information required to be included in the Notice of Proxy Access Nomination shall be true and correct (x) as of the record date for determining the Shareholders entitled to notice of the meeting and (y) as of the date that is 15 days prior to the meeting or any adjournment or postponement thereof, provided that if the record date for determining the Shareholders entitled to vote at the meeting is less than 15 days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary at the principal executive offices of the Company not later than 5 days after the record date for determining the Shareholders entitled to notice of the meeting (in the case of any update and supplement required to be made as of the record date for determining the Shareholders entitled to notice of the meeting), not later than 10 days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of 15 days prior to the meeting or adjournment or postponement thereof) and not later than 5 days after the record date for determining the Shareholders entitled to vote at the meeting, but no later than the date prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than 15 days prior the date of the meeting or any adjournment or postponement thereof). Notwithstanding anything to the contrary set forth herein, if any Nominator, Nominator Group or Group Member (or any beneficial owner on whose behalf the nomination is made) has failed to comply with the requirements of this article 119.3, the Board or the chairman of the meeting shall declare the nomination by such Nominator or Nominator Group to be invalid, and such nomination shall be disregarded.

(v)
(A) Within the time period specified in these articles for providing the applicable nomination, each Shareholder Nominee must deliver to the Secretary a written representation and agreement that such person (1) consents to be named in the proxy statement as a nominee, to serve as a Director if elected, and to the public disclosure of the information provided pursuant to this article 119.3, (2) understands his or her duties as a director under the Acts and agrees to act in accordance with those duties while serving as a Director, (3) is not and will not become a party to any agreement,

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arrangement or understanding with, and has not given any commitment or assurance to any person as to how such nominee, if elected as a Director of the Company, will act or vote on any issue or question to be decided by the Board or that otherwise relates to the Company or the Shareholder Nominee’s service on the Board , (4) is not and will not become a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person other than with the Company that has not been disclosed to the Company, including any agreement to indemnify such Shareholder Nominee for obligations arising as a result of his or her service as a Director of the Company, and has not and will not receive any such compensation or other payment from any person other than the Company that has not been disclosed to the Company, in each case in connection with such nominee’s nomination, service or action as a Director of the Company, (5) if elected as a Director of the Company, will comply with all applicable laws and stock exchange listing standards and the Company’s policies, guidelines and principles applicable to Directors, including, without limitation, the Company’s corporate governance guidelines, code of business ethics, conflict of interest, confidentiality, share ownership and trading policies and guidelines, and any other codes, policies and guidelines or any rules, regulations and listing standards, in each case as applicable to Directors and (6) will provide facts, statements and other information in all communications with the Company and its Shareholders and beneficial owners that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(B)
At the request of the Company, each Shareholder Nominee for election as a Director of the Company must promptly submit (but in no event later than 7 days after receipt of the request) to the Secretary all completed and signed questionnaires required of Directors and officers. The Company may request such additional information as necessary to permit the Board to determine if each nominee is independent under the listing standards of each principal U.S. exchange upon which the shares are listed, any applicable rules of the U.S. Securities and Exchange Commission and any publicly disclosed standards used by the Board in determining and disclosing the independence of the Company’s Directors and to determine whether the nominee otherwise meets all other publicly disclosed standards applicable to Directors.

(C)
In the event that the Shareholder Nominee shall have breached any of their agreements with the Company or any information or communications provided by a Shareholder Nominee to the Company or its Shareholders and beneficial owners ceases to be true and correct in any respect or omits a fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, such nominee shall promptly (and in any event within 5 days of discovering such breach or that such information has ceased to be true and correct in all material respects (or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made and as of such later date, not misleading)) notify the Secretary of any such breach, inaccuracy or omission in such previously provided information and of the information that is required to make such information or communication true and correct, if applicable.

c)
In the event any Nominator or Nominator Group (or any beneficial owner on whose behalf the nomination is made) submits a nomination at an annual general meeting and either (A) such Nominator or any Group Member of such Nominator Group (or any beneficial owner on whose behalf the nomination is made) had nominated (or been a group member (or a beneficial owner on whose behalf the nomination is made) of a nominator group that had nominated) a nominee for election to

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the Board pursuant to articles 70 - 73 or this article 119.3, in each case, at any of the previous two annual general meetings and such nominee shall not have received at least 10% of the total votes cast in favour of such nominee’s election or such nominee withdrew from or became ineligible or unavailable for election to the Board, or (B) such Shareholder Nominee shall have been nominated for election pursuant to articles 70 - 73 or this article 119.3, in each case, at any of the previous two annual general meetings and such Shareholder Nominee shall not have received at least 25% of the total votes cast in favour of such nominee’s election or such nominee withdrew from or became ineligible or unavailable for election to the Board, then such nomination shall be disregarded.

d)
Notwithstanding anything to the contrary in this article 119.3, the Company shall not be required to include, pursuant to this article 119.3, a Shareholder Nominee in its proxy materials for any meeting of shareholders, or, if the proxy statement already has been filed, to allow the nomination of a Shareholder Nominee at the general meeting, notwithstanding that proxies in respect of such vote may have been received by the Company: (A) for any meeting for which the Secretary receives notice that the Nominator, the Nominator Group or any Group Member, as the case may be, or any affiliate thereof, intends to nominate one or more persons for election to the Board pursuant to articles 70 to 73; (B) who is not independent under the listing standards of each principal U.S. exchange upon which the shares are listed, any applicable rules of the U.S. Securities and Exchange Commission and any publicly disclosed standards used by the Board in determining and disclosing independence of the Company’s Directors, in each case as determined by the Board; (C) who does not meet the audit committee independence requirements under the rules of any stock exchange on which the Company’s securities are traded or is not a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule); (D) whose election as a member of the Board would cause the Company to be in violation of these articles, the Company’s Memorandum of Association, the rules and listing standards of the principal U.S. securities exchanges upon which the shares are listed, or any applicable law, rule or regulation or of any publicly disclosed standards of the Company applicable to Directors, in each case as determined by the Board in its sole discretion; (E) who is or has been, within the past 3 years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914; (F) whose then-current or within the preceding 10 years’ business or personal interests place such Shareholder Nominee in a conflict of interest with the Company or any of its subsidiaries that would cause such Shareholder Nominee to violate any fiduciary duties of directors established pursuant to the Acts, including but not limited to, the duty to act in good faith in the best interests of the Company and the duty to exercise care, skill and diligence, as determined by the Board; (G) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past 10 years; (H) who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended; (I) if such Shareholder or beneficial owner shall have provided information to the Company in connection with such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make any statement made, in light of the circumstances under which it was made, not misleading, as determined by the Board or any committee thereof (any such determination to be presumptively binding on the Company, its Shareholders and beneficial owners and all other parties); (K) to the extent permitted under applicable law, the Nominator (or a qualified representative thereof) or, in the case of a Nominator Group, the representative designated by the Nominator Group in accordance with article 119.3(b)(ii)(A)(3) (or a qualified representative thereof), or the Shareholder Nominee does not appear at the applicable annual general meeting to present the Shareholder Nominee for election; or (L) the Nominator (or

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any beneficial owner on whose behalf the nomination is made) or, in the case of a Nominator Group, any Group Member (or any beneficial owner on whose behalf the nomination is made), or applicable Shareholder Nominee otherwise breaches or fails to comply with its representations or obligations pursuant to these articles, including, without limitation, this article 119.3. For the purpose of this paragraph, clauses (A) through (L) will result in the exclusion from the proxy materials pursuant to this article 119.3 of the specific Shareholder Nominee to whom the ineligibility applies, or, if the proxy statement already has been filed, the ineligibility of the Shareholder Nominee and the inability of the Nominator or Nominator Group that nominated such Shareholder Nominee to substitute another Shareholder Nominee therefor.

e)
Notwithstanding anything to the contrary contained in this article 119.3, the Company may omit from its proxy materials any information, including all or any portion of the Nomination Statement, if the Board determines that the disclosure of such information would violate any applicable law or regulation or that such information is not true and correct in all material respects or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

120
If a Director stands for re-election, he shall be deemed to have been re-elected, unless at such meeting the Ordinary Resolution for the re-election of such Director has been defeated or as otherwise provided in these articles.

121
The Company may from time to time by Ordinary Resolution increase or reduce the maximum number of Directors.

122
The Company may, by Ordinary Resolution, of which notice has been given in accordance with section 146 of the Act, remove any Director before the expiration of his period of office notwithstanding anything in these regulations or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

123
The Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with these articles as the maximum number of Directors.

124
The Company may by Ordinary Resolution elect another person in place of a Director removed from office under article 122; and without prejudice to the powers of the Directors under article 123 the Company in general meeting may elect any person to be a Director either to fill a vacancy or an additional Director, subject to the maximum number of Directors set out in article 95.

Officers

125
The Board may elect a chairman of the Board and determine the period for which he is to hold office and may appoint any person (whether or not a Director) to fill the position of president (who may be the same person as the chairman of the Board). The chairman of the Board shall vacate that office if he vacates his office as a Director (otherwise than by the expiration of his term of office at a general meeting of the Company at which he is re-appointed).

126
The Board may from time to time appoint one or more of its body to hold any office or position with the

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Company for such period and on such terms as the Board may determine and may revoke or terminate any such appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director for any breach of any contract of service between him and the Company that may be involved in such revocation or termination or otherwise. Any person so appointed shall receive such remuneration, if any (whether by way of salary, commission, participation in profits or otherwise), as the Board may determine.

127
In addition, the Board may appoint any person, whether or not he is a Director, to hold such executive or official position (except that of Auditor) as the Board may from time to time determine. The same person may hold more than one office or executive or official position.

128
Any person elected or appointed pursuant to articles 126 and 127 shall hold his office or other position for such period and on such terms as the Board may determine and the Board may revoke or vary any such election or appointment at any time by resolution of the Board. Any such revocation or variation shall be without prejudice to any claim for damages that such person may have against the Company or the Company may have against such person for any breach of any contract of service between him and the Company which may be involved in such revocation or variation. If any such office or other position becomes vacant for any reason, the vacancy may be filled by the Board.

129
Except as provided in the Acts or these articles, the powers and duties of any person elected or appointed to any office or executive or official position pursuant to articles 126 and 127 shall be such as are determined from time to time by the Board.

130
The use or inclusion of the word "officer" (or similar words) in the title of any executive or other position shall not be deemed to imply that the person holding such executive or other position is an "officer" of the Company within the meaning of the Acts.

131
The Secretary (including one or more deputy or assistant secretaries) shall be appointed by the Directors at such remuneration (if any) and upon such terms as it may think fit and any Secretary so appointed may be removed by the Directors.
131.1
It shall be the duty of the Secretary to make and keep records of the votes, doings and proceedings of all meetings of the members and Board of the Company, and of its committees, and to authenticate records of the Company.

131.2
A provision of the Acts or these articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in place of, the Secretary.

Proceedings of Directors

132

132.1
The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they may think fit. The quorum necessary for the transaction of the business of the Directors shall be a majority of the Directors in office at the time when the meeting is convened. Questions arising at any meeting shall be decided by a majority vote of Directors present. Each director present and voting shall have one vote.

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Appendix B

132.2
Any Director may participate in a meeting of the Directors by means of telephonic or other similar communication whereby all persons participating in the meeting can hear each other speak, and participation in a meeting in this manner shall be deemed to constitute presence in person at such meeting and any director may be situated in any part of the world for any such meeting.

132.3
A meeting of the Directors or any committee appointed by the Directors may be held by means of such telephone, electronic or other communication facilities (including, without limiting the foregoing, by telephone or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting. Such a meeting shall be deemed to take place where the largest group of those Directors participating in the meeting is physically assembled, or, if there is no such group, where the chairman of the meeting then is.

133
The Chairman, as the case may be, or any two Directors, may, and the Secretary on the requisition of the Chairman, as the case may be, or any two Directors shall, at any time summon a meeting of the Directors.

134
The continuing Directors may act notwithstanding any vacancy in their number but, if and so long as their number is reduced below the number fixed by or pursuant to these articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company but for no other purpose.

135
The Board may from time to time designate committees of the Board, with such powers and duties as the Board may decide to confer on such committees, and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Adequate provision shall be made for notice to members of all meetings of committees; a majority of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committees.

136
A committee may elect a chairman of its meeting. If no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting. In the absence or disqualification of a member of a committee, the remaining members thereof present at a meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of such absent or disqualified member.

137
All acts done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, he as valid as if every such person had been duly appointed and was qualified to be a Director.

138

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138.1
Subject to article 138.2 but notwithstanding anything in these articles or in the Acts which might be construed as providing to the contrary, notice of every meeting of the Directors shall be given to all Directors either by mail not less than 72 hours before the date of the meeting, or by delivering personally or by overnight mail or courier service, or by telegraphing the same at least one day, or by telephone, email, or any other electronic means on not less than 12 hours' notice, or on such shorter notice as person or persons calling such meeting may deem necessary or appropriate and which is reasonable in the circumstances. Any director may waive any notice required to be given under these articles, and the attendance of a director at a meeting shall be deemed to be a waiver by such Director. Notice of the time, place, and purpose of any meeting of the Board of Directors, a committee thereof may be waived by telegram, radiogram, cablegram, facsimile transmission, electronic mail or other writing by those not present, and entitled to vote thereat, either before or after the holding thereof.

138.2
The Board of Directors may in its discretion provide for regular meetings of the Board. Notice of regular meetings need not be given. A meeting may be held without notice, and any business may be transacted thereat, if every Director shall be present, or if those not present waive notice of the meeting in accordance with article 138.1. No notice of any adjourned quorate meeting need be given.

139
A resolution or other document in writing (in electronic form or otherwise) signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by all the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors shall be as valid as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held and may consist of several documents in the like form each signed by one or more Directors, and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Directors shall otherwise determine either generally or in any specific case) by facsimile transmission, electronic mail or some other similar means of transmitting the contents of documents.

Rights plan

140
Subject to applicable law, the Board is hereby expressly authorised to adopt any shareholder rights plan or similar plan, agreement or arrangement pursuant to which, under circumstances provided therein, some or all Shareholders will have rights to acquire Shares or interests in Shares at a discounted price, not being less than the nominal value, upon such terms and conditions as the Board deems expedient and in the best interests of the Company.

The seal

141
The Company, in accordance with article 104, may have for use in any territory outside Ireland one or more additional Seals, each of which shall be a duplicate of the Seal with or without the addition on its face of the name of one or more territories, districts or places where it is to be used and a securities seal as provided for in section 1017 of the Act.

142
Any Authorised Person may affix the Seal of the Company over his signature alone to any document of the Company required to be authenticated or executed under Seal. Subject to the Acts, any instrument to which a Seal is affixed shall be signed by one or more Authorised Persons. As used in this article 142, "Authorised Person" means (i) any Director, the Secretary or any Assistant Secretary, and (ii) any other person authorised for such purpose by the Board from time to time (whether, in the case of this article

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142, identified individually or collectively and whether identified by name, title, function or such other criteria as the Board may determine).

Dividends and reserves

143
The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

144
The Directors may from time to time pay to the members such dividends as appear to the Directors to be justified by the profits of the Company.

145
No dividend shall be paid otherwise than in accordance with the provisions of the Act.

146
The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may at the like discretion either be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

147
Subject to the rights of persons, if any, entitled to shares with special rights as to dividends, all dividends shall be declared and paid in proportion to the nominal value of the capital paid up or credited as paid up on the shares in respect whereof the dividend is paid, but no amount paid or credited as paid on a share in advance of calls shall be treated for the purposes of this article as paid on the share. All dividends shall be apportioned and paid proportionately to the nominal value of the capital paid up or credited as paid up on the shares during any portion or portions of the period in respect of which the dividend is paid; but if any share is issued on terms providing that it shall rank for dividend as from a particular date, such share shall rank for dividend accordingly.

148
The Directors may deduct from any dividend payable to any member all sums of money (if any) immediately payable by him to the Company on account of calls or otherwise in relation to the shares of the Company.

149
Any general meeting declaring a dividend or bonus and any resolution of the Directors declaring a dividend may direct payment of such dividend or bonus dividend wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways, and the Directors shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient, and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

150

(a)
The Directors may declare and pay dividends in any currency that the Directors in their discretion shall choose.

(b)
Any dividend or other moneys payable in respect of any share may be paid by cheque or warrant

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sent by post, at the risk of the person or persons entitled thereto, to the registered address of the Holder or, where there are joint Holders, to the registered address of that one of the joint Holders who is first named on the members Register or to such person and to such address as the Holder or joint Holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any joint Holder or other person jointly entitled to a share as aforesaid may give receipts for any dividend or other moneys payable in respect of the share. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company's account in respect of the relevant amount shall be evidence of good discharge of the Company's obligations in respect of any payment made by any such methods.

151
No dividend shall bear interest against the Company.

152
If the Directors so resolve, any dividend which has remained unclaimed for six years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other moneys payable in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

Accounting Records

153

153.1
The Directors shall in accordance with Chapter 2 of Part 6 of the Act, cause to be kept adequate accounting records, whether in the form of documents, electronic form or otherwise, that:

a)
correctly record and explain the transactions of the Company;

b)
will at any time enable the financial position of the Company to be determined with reasonable accuracy;

c)
will enable the Directors to ensure that any financial statements of the Company complies with the requirements of the Acts; and

d)
will enable the accounts of the Company to be readily and properly audited.

Adequate accounting records shall be deemed to have been maintained if they comply with the provisions of Chapter 2 of Part 6 of the Act and explain the Company’s transactions and facilitate the preparation of financial statements that give a true and fair view of the assets, liabilities, financial position and profit or loss of the Company and, if relevant, the group and include any information and returns referred to in section 283(2) of the Act.

153.2
The accounting records shall be kept at the Office or, subject to the provisions of the Acts, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

153.3
In accordance with the provisions of the Acts, the Directors shall cause to be prepared and to be laid before the annual general meeting of the Company from time to time such statutory financial statements of the Company and reports as are required by the Acts to be prepared and laid before such meeting.

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153.4
A copy of the statutory financial statements of the Company (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors' report and Auditors' report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than 21 Clear Days before the date of the annual general meeting, to every person entitled under the provisions of the Acts to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes.

153.5
As an alternative to sending statutory financial statements to the members, the Company may send summary financial statements prepared in accordance with section 1119 of the Act to its members provided however that where the Directors elect to send summary financial statements to the members, any member may request that he be sent a copy of the statutory financial statements of the Company.

153.6
The Company may meet, but shall be under no obligation to meet, any request from any of its members to be sent additional copies of its full report and financial statements or summary financial statement or other communications with its members.

Capitalisation of profits

154
The Directors may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company's reserve accounts (including any capital redemption reserve fund, capital conversion reserve fund, share premium account ~~or~~, any undenominated ~~share capita~~l capital, any sum representing an unrealised revaluation reserve, merger reserve, or other reserve account not available for distribution) or to the credit of the profit and loss account which is not available for distribution by applying such sum in paying up in full unissued shares to be allotted as fully paid bonus shares to those members of the Company who would have been entitled to that sum if it were distributable and had been distributed by way of dividend (and in the same proportions). In pursuance of any such resolution under this article 154, the Directors shall make all appropriations and applications of the undivided profits resolved to be capitalised thereby and all allotments and issues of fully paid shares or debentures, if any, and generally shall do all acts and things required to give effect thereto with full power to the Directors to make such provisions as they shall think fit for the case of shares or debentures becoming distributable in fractions (and, in particular, without prejudice to the generality of the foregoing, either to disregard such fractions or to sell the shares or debentures represented by such fractions and distribute the net proceeds of such sale to and for the benefit of the Company or to and for the benefit of the members otherwise entitled to such fractions in due proportions) and to authorise any person to enter on behalf of all the members concerned into an agreement with the Company providing for the allotment to them respectively, credited as fully paid up, of any further shares or debentures to which they may become entitled on such capitalisation or, as the case may require, for the payment up by the application thereto of their respective proportions of the profits resolved to be capitalised of the amounts remaining unpaid on their existing shares and any agreement made under such authority shall be binding on all such members.

Amendment of articles

155
Subject to the provisions of the Acts, the Company may by Special Resolution alter or add to its articles.

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Appendix B

Audit

156
Auditors shall be appointed and their duties regulated in accordance with the Acts.

157
[Not used]

~~Pursuant to the terms of the Merger, at the time the Merger becomes effective (the "Merger Effective Time"), MergerSub shall deposit with the exchange agent (the "Exchange Agent") certificates or, at the Company's option, evidence of shares in book entry form, representing all of the ordinary shares of €0.001 each in the capital of the Company (the "Company Shares") in issue immediately prior to the Merger Effective Time (other than the Company Subscriber Shares and the Scheme Shares) and an amount equal to the aggregate cash amount payable to the holders of Perrigo Company common stock being $0.01per share. All certificates or evidence of shares in book entry form representing the Company Shares deposited with the Exchange Agent pursuant to the preceding sentence shall hereinafter be referred to as the "Perrigo Exchange Fund". As soon as reasonably practicable after the Merger Effective Time and in any event within four business days after the Merger Effective Time, the Company shall cause the Exchange Agent to mail to each Holder of record of a certificate or certificates, which immediately prior to the Merger Effective Time represented outstanding Perrigo Shares (the " Perrigo Certificates"); and to each Holder of record of non- certificated outstanding Perrigo Shares represented by book entry (the " Perrigo Book Entry Shares"),which at the Merger Effective Time were converted into the right to receive, for each such Perrigo Share, one Company Share (the "Merger Consideration"):~~

~~157.1 a letter of transmittal which shall specify that delivery shall be effected, and that risk of~~

~~loss and title to the Perrigo Certificates shall pass, only upon delivery of the Perrigo~~

~~Certificates to the Exchange Agent or, in the case of the Perrigo Book Entry Shares, upon~~

~~adherence to the procedures set forth in the letter of transmittal, and~~

~~157.2 instructions for use in effecting the surrender of the Perrigo Certificates and the Perrigo Book Entry Shares (as applicable), in exchange for payment and issuance of the Merger Consideration therefor.~~

158
[Not used]

~~158 Upon surrender of Perrigo Certificates and / or Perrigo Book Entry Shares (as applicable) for cancellation to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the Holder of such Perrigo Certificates or Perrigo Book Entry Shares (as applicable) shall be entitled to receive in exchange therefore (i) that number of Company Shares into which such Holder's Perrigo shares represented by such Holder's properly surrendered Perrigo Certificates or Perrigo Book Entry Shares (as applicable) were converted pursuant to the Merger, and (ii) a cheque in an amount of US dollars equal to any cash dividends or other distributions that such Holder has a right to receive and the amount of any cash payable in lieu of any fractions of shares in the Company that such Holder has the right to receive pursuant to the Merger and the amount of any cash~~

~~payable in accordance with the Merger as referred to in article157.~~

159
[Not used]

~~159 In the event of transfers of ownership of shares of Perrigo common stock which are not registered~~

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Appendix B

~~in the transfer records of Perrigo, the proper number of Company Shares may be transferred to a person other than the person in whose name the Perrigo Certificate or the Perrigo Book Entry Shares (as applicable) so surrendered is registered, if such Perrigo Certificate or the Perrigo Book Entry Shares (as applicable) shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such transfer shall pay any transfer or other taxes required by reason of the transfer of Company Shares to a person other than the registered Holder of such Perrigo Certificate or Perrigo Book Entry Shares (as applicable) or establish to the reasonable satisfaction of the Exchange Agent that such tax has been paid or is not applicable. Any portion of the Perrigo Exchange Fund which has not been transferred to the Holders of the Perrigo Certificates or the Perrigo Book Entry Shares (as applicable) as of the one year anniversary of the Merger Effective Time, shall be delivered to the Company or its designee, upon demand, and the Company Shares included therein shall be sold at the best price reasonably obtainable at that time. Any Holder of Perrigo Certificates or Perrigo Book Entry Shares (as applicable) who has not complied with the applicable exchange procedures or duly completed and validly executed the applicable documents necessary to receive the Merger Consideration, prior to the one year anniversary of the Merger Effective Time shall thereafter look only to the Company for payment of such Holder's claim for the Merger Consideration (subject to abandoned property, escheat or other similar applicable laws), such claim only being a claim for cash equal to the amount of monies received by the Company for sale of the Company Shares to which such Holder had been entitled pursuant to the Merger.~~

Notices

160
Any notice to be given, served, sent or delivered pursuant to these articles shall be in writing (whether in electronic form or otherwise).

161

161.1
A notice or document to be given, served, sent or delivered in pursuance of these articles may be given to, served on or delivered to any member by the Company:

a)
by handing same to him or his authorised agent;

b)
by leaving the same at his registered address;

c)
by sending the same by the post in a pre-paid cover addressed to him at his registered address;

d)
by sending the same by courier in a pre-paid cover addressed to him at his registered address; or

e)
by sending, with the consent of the member, the same by means of electronic mail or facsimile or other means of electronic communication approved by the Directors, with the consent of the member, to the address of the member notified to the Company by the member for such purpose (or if not so notified, then to the address of the member last known to the Company).

161.2
For the purposes of these articles and the Act, a document, including the Company's financial statements and the directors' and auditor's reports thereon, shall be deemed to have been sent to a member if a notice is given, served, sent or delivered to the member and the notice specifies the website or hotlink or other electronic link at or through which the member may obtain a copy of the relevant document.

161.3
Where a notice or document is given, served or delivered pursuant to article 161.1(b) of this article, the

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Appendix B

giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the member or his authorised agent, or left at his registered address (as the case may be).

161.4
Where a notice or document is given, served or delivered pursuant to article 161.1(c), the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 48 hours after the cover containing it was posted. Where a notice or document is given, served or delivered pursuant to article 161.1(d) the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 24 hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

161.5
Where a notice or document is given, served or delivered pursuant to article 161.1(e), the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 12 hours after dispatch.

161.6
Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a member shall be bound by a notice given as aforesaid if sent to the last registered address of such member, or, in the event of notice given or delivered pursuant to article 161.1(e) of this article, if sent to the address notified by the Company by the member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such member.

161.7
Notwithstanding anything contained in this article the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction or other area other than Ireland.

161.8
Any requirement in these articles for the consent of a member in regard to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors shall be deemed to have been satisfied where the Company has written to the member informing him/her of its intention to use electronic communications for such purposes and the member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a member has given, or is deemed to have given, his/her consent to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, he/she may revoke such consent at any time by requesting the Company to communicate with him/her in documented form PROVIDED HOWEVER that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.

161.9
Without prejudice to the provisions of articles 161.1(a) and 161.1(b), if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement and such notice shall be deemed to have been duly served on all members entitled thereto at noon on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website.

161.10
Notice of the time, place, and purpose of any meeting of shareholders may be waived by telegram, radiogram, cablegram, facsimile transmission, electronic mail or other writing by those not present, and entitled to vote thereat, either before or after the holding thereof.

162
A notice may be given by the Company to the joint Holders of a share by giving the notice to the joint Holder whose name stands first in the Register in respect of the share and notice so given shall be

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Appendix B

sufficient notice to all the joint Holders.

163

163.1
Every person who becomes entitled to a share shall before his name is entered in the Register in respect of the share, be bound by any notice in respect of that share which has been duly given to a person from whom he derives his title.

163.2
A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending or delivering it, in any manner authorised by these articles for the giving of notice to a member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

164
The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

Winding up

165
If the Company shall be wound up and the assets available for distribution among the members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the nominal value of the capital paid up or credited as paid up at the commencement of the winding up on the shares held by them respectively. And if in a winding up the assets available for distribution among the members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the members in proportion to the nominal value of the capital at the commencement of the winding up paid up or credited as paid up on the said shares held by them respectively. Provided that this article shall not affect the rights of the Holders of shares issued upon special terms and conditions.

166

166.1
In case of a sale by the liquidator under section 601 of the Act, the liquidator may by the contract of sale agree so as to bind all the members for the allotment to the members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting members conferred by the said section.

166.2
The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

166.3
If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Acts, may divide among the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator, with the like sanction, may vest the whole or

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Appendix B

any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he determines, but so that no member shall be compelled to accept any assets upon which there is a liability.

Limitation on liability

167
To the maximum extent permitted by law, no Director or officer of the Company shall be personally liable to the Company or its Shareholders for monetary damages for his or her acts or omissions save where such acts or omissions involve negligence, default, breach of duty or breach of trust.

Indemnity

168

168.1
Subject to the provisions of and so far as may be admitted by the Acts, every Director and the Secretary of the Company shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgment is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

168.2
The Directors shall have power to purchase and maintain for any Director, the Secretary or other employees of the Company insurance against any such liability as referred to in section 235 of the Act.

168.3
As far as is permissible under the Acts, the Company shall indemnify any current or former executive officer of the Company (excluding any present or former Directors of the Company or Secretary of the Company), or any person who is serving or has served at the request of the Company as a director or executive officer of another company, joint venture, trust or other enterprise, including any Company subsidiary (each individually, a "Covered Person"), against any expenses, including attorney's fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which he or she was, is, or is threatened to be made a party, or is otherwise involved (a "proceeding"), by reason of the fact that he or she is or was a Covered Person; provided, however, that this provision shall not indemnify any Covered Person against any liability arising out of (a) any fraud or dishonesty in the performance of such Covered Person's duty to the Company, or (b) such Covered Party's conscious, intentional or wilful breach of the obligation to act honestly and in good faith with a view to the best interests of the Company. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of auditor in relation to the Company.

168.4
In the case of any threatened, pending or completed action, suit or proceeding by or in the name of the Company, the Company shall indemnify each Covered Person against expenses, including attorneys' fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the

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Appendix B

Company, or for conscious, intentional or wilful breach of his or her obligation to act honestly and in good faith with a view to the best interests of the Company, unless and only to the extent that the High Court of Ireland or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of auditor in relation to the Company.

168.5
Any indemnification under this article (unless ordered by a court) shall be made by the Company only as authorised in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances because such person has met the applicable standard of conduct set forth in this article. Such determination shall be made by the Board. To the extent, however, that any Covered Person has been successful on the merits or otherwise in defence of any proceeding, or in defence of any claim, issue or matter therein, such Covered Person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without necessity of authorisation in the specific case.

168.6
As far as permissible under the Acts, expenses, including attorneys' fees, incurred in defending any proceeding for which indemnification is permitted pursuant to this article shall be paid by the Company in advance of the final disposition of such proceeding upon receipt by the Board of an undertaking by the particular indemnitee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company pursuant to these articles.

168.7
It being the policy of the Company that indemnification of the persons specified in this article shall be made to the fullest extent permitted by law, the indemnification provided by this article shall not be deemed exclusive (i) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these articles, any agreement, any insurance purchased by the Company, vote of members or disinterested directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, or (ii) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which he or she is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth. As used in this article, references to the "Company" include all constituent companies in a consolidation or merger in which the Company or a predecessor to the Company by consolidation or merger was involved. The indemnification provided by this article shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of their heirs, executors, and administrators.

Untraced Holders

169

169.1
The Company shall be entitled to sell at the best price reasonably obtainable any share of a member or any share to which a person is entitled by transmission if and provided that:
a)
for a period of six years (not less than three dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the member or to the person entitled by transmission to the share or stock at his address on the Register or other the last known address given by the member or the person entitled by transmission to which

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Appendix B

cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the member or the person entitled by transmission; and

b)
at the expiration of the said period of six years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the address referred to in article 169.1(a) is located of its intention to sell such share or stock;

c)
the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the member or person entitled by transmission; and

d)
if so required by the rules of any securities exchange upon which the shares in question are listed, notice has been given to that exchange of the Company's intention to make such sale.

169.2
To the extent necessary in order to comply with any laws or regulations to which the Company is subject in relation to escheatment, abandonment of property or other similar or analogous laws or regulations ("Applicable Escheatment Laws"), the Company may deal with any share of any member and any unclaimed cash payments relating to such share in any manner which it sees fit, including (but not limited to) transferring or selling such share and transferring to third parties any unclaimed cash payments relating to such share.

169.3
The Company may only exercise the powers granted to it in this article 169 in circumstances where it has complied with, or procured compliance with, the required procedures (as set out in Applicable Escheatment Laws) with respect to attempting to identify and locate the relevant member of the Company.

169.4
If during any six year period referred to in article 169.1, further shares have been issued in right of those held at the beginning of such period or of any previously issued during such period and all the other requirements of this article (other than the requirement that they be in issue for six years) have been satisfied in regard to the further shares, the Company may also sell the further shares.

169.5
To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such share and such instrument of transfer shall be as effective as if it had been executed by the registered Holder of or person entitled by transmission to such share.
169.6
The Company shall account to the member or other person entitled to such share for the net proceeds of such sale by carrying all moneys in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

Destruction of documents

170
The Company may destroy:

170.1
any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two years from the date such mandate variation, cancellation or notification was recorded by the Company;

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Appendix B

170.2
any instrument of transfer of shares which has been registered, at any time after the expiry of six years from the date of registration;

170.3
all share certificates which have been cancelled at any time after the expiration of one year from the date of cancellation thereof;

170.4
all paid dividend warrants and cheques at any time after the expiration of one year from the date of actual payment thereof;

170.5
all instruments of proxy which have been used for the purpose of a poll at any time after the expiration of one year from the date of such use;

170.6
all instruments of proxy which have not been used for the purpose of a poll at any time after one month from the end of the meeting to which the instrument of proxy relates and at which no poll was demanded; and

170.7
any other document on the basis of which any entry in the Register was made, at any time after the expiry of six years from the date an entry in the Register was first made in respect of it,

and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

a)
the foregoing provisions of this article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;
b)
nothing contained in this article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) are not fulfilled; and

c)
references in this article to the destruction of any document include references to its disposal in any manner.

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Appendix B

We, the several persons whose names, addresses and descriptions are subscribed, wish to be formed into a company in pursuance of this memorandum of association, and we agree to take the number of shares in the capital of the company set opposite our respective names.

Name, address and description of subscriber	Number of shares taken by each subscriber
Sandra O’Neill Greyfort House Sea Road Kilcoole Co. Wicklow Company Director	Fifty (50)
Anne O’Neill Mount Vernon New Road Greystones Co. Wicklow Company Director	Fifty (50)
No. of Shares Taken	One Hundred (100)

Dated the 2nd day of May 2013 Witness to the above signature:

Mark O’Neill

26 Hollypark Avenue Blackrock

Co. Dublin

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Perrigo P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! X Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Perrigo Company plc Annual Meeting of Shareholders For Shareholders of record as of March 3, 2025 Thursday, May 1, 2025 8:30 AM, Irish Standard Time 70 Sir John Rogerson's Quay, Grand Canal Dock, Dublin 2, D02 R296, Ireland Internet: www.proxypush.com/PRGO Cast your vote online • Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-859-2051 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 5:00 AM, Irish Standard Time, May 1, 2025. This proxy is being solicited on behalf of the Board of Directors • Fold and return your Proxy Card in the postage-paid envelope provided The undersigned, revoking any proxy or voting instructions previously given, appoints Charles M. Atkinson and Eduardo Bezerra (the "Named Proxies"), and each of them, as attorneys and proxies with full power of substitution and authorizes them to represent and vote as indicated on the reverse side of this card, with all powers which the undersigned would possess if personally present, all the ordinary shares of Perrigo Company plc held of record by the undersigned on March 3, 2025, at the Annual General Meeting of Shareholders to be held at 3:30 a.m. U.S. Eastern Time (8:30 a.m. Irish Time) on May 1, 2025, (with details available at www.proxydocs.com/PRGO) or any adjournment thereof. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" each director nominee named in Proposal 1, and "FOR" Proposals 2 through 7. If you vote by Internet or telephone, please do not send your proxy by mail. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. The Board of Directors' recommendation has been recorded as "FOR" for each director nominee and in each Proposal 2 through 7 as outlined on the reverse side. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Perrigo Perrigo Company plc Annual Meeting of Shareholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR each nominee listed in Proposal 1 and FOR Proposals 2, 3, 4, 5, 6 and 7 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect, by separate resolutions, eleven director nominees to serve until the 2026 Annual General Meeting of Shareholders; FOR AGAINST ABSTAIN 1.01 Bradley A. Alford FOR 1.02 Orlando D. Ashford 1.03 Julia M. Brown 1.04 Kevin Egan 1.05 Adriana Karaboutis 1.06 Jeffrey B. Kindler 1.07 Patrick Lockwood-Taylor 1.08 Albert A. Manzone 1.09 Donal O'Connor 1.10 Geoffrey M. Parker 1.11 Jonas Samuelson FOR FOR FOR FOR FOR FOR FOR FOR ᄆᄆ FOR FOR 2. To ratify, in a non-binding advisory vote, the appointment of Ernst & Young LLP as the Company's independent auditor, and authorize, in a binding vote, the Board of Directors, acting through the Audit Committee, to fix the remuneration of the auditor; 3. To provide advisory approval of the Company's executive compensation 4. To renew the Board's authority to issue shares under Irish law; 5. To renew the Board's authority to opt-out of statutory pre-emption rights under Irish law; 6. To approve an increase in the maximum number of directors who may be appointed to the Board; 7. To approve amendments to the Company's Articles of Association; 口ㄞˊ FOR AGAINST ABSTAIN FOR Mark here if you would like to attend the meeting in person. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title and authority if applicable) Date Signature (if held jointly) Date FOR FOR FOR FOR FOR